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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         (No. 333-33978)                                                    [X]

         Pre- Effective Amendment No.                                       [ ]
                                      ----

         Post-Effective Amendment No.  16                                   [X]
                                      ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
         OF 1940  (No. 811-9885)                                            [X]

         Amendment No.   17                                                 [X]
                       -----

                        (Check appropriate box or boxes.)

JANUS ADVISER SERIES
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

100 Fillmore Street, Denver, Colorado 80206-4928
--------------------------------------------------------------------------------
Address of Principal Executive Offices           (Zip Code)

Registrant's Telephone No., including Area Code:  303-333-3863
                                                --------------------------------

Thomas A. Early - 100 Fillmore Street, Denver, Colorado 80206-4928
--------------------------------------------------------------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Offering: As soon as practicable after the effective date of this Registration Statement and thereafter from day to day.

It is proposed that this filing will become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
     [X]  on November 28, 2003 pursuant to paragraph (b) of Rule 485
     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

                         November 28, 2003

                         Growth
                          Janus Adviser Capital Appreciation Fund
                          Janus Adviser Growth Fund
                          Janus Adviser Growth and Income Fund
                          Janus Adviser Mid Cap Growth Fund
                            (Formerly named Janus Adviser Aggressive Growth
                         Fund)
                          Janus Adviser Risk-Managed Growth Fund
                            (Formerly named Janus Adviser Risk-Managed
                            Large Cap Growth Fund)




                         International/Global
                          Janus Adviser Foreign Stock Fund
                            (Formerly named Janus Adviser International Value
                         Fund)
                          Janus Adviser International Growth Fund
                            (Formerly named Janus Adviser International Fund)
                          Janus Adviser Worldwide Fund




                         Core
                          Janus Adviser Balanced Fund
                          Janus Adviser Core Equity Fund
                          Janus Adviser Risk-Managed Core Fund
                            (Formerly named Janus Adviser Risk-Managed
                            Large Cap Core Fund)




                         Value
                          Janus Adviser Mid Cap Value Fund
                          Janus Adviser Small Company Value Fund
                            (Formerly named Janus Adviser Small Cap Value Fund)




                         Income
                          Janus Adviser Flexible Income Fund
                          Janus Adviser Money Market Fund

                              JANUS ADVISER SERIES
                                 CLASS I SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[JANUS LOGO]
                         This Prospectus describes fifteen portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust") with a variety of investment objectives, including growth of capital, capital appreciation, current income and a combination of growth and income. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Risk-Managed Growth Fund and Risk-Managed Core Fund (together, the "Risk-Managed Funds") are subadvised by Enhanced Investment Technologies, LLC ("INTECH"). Mid Cap Value Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins"). Small Company Value Fund is subadvised by Bay Isle Financial LLC ("Bay Isle"). On April 21, 2003, Janus Adviser Small Company Value Fund participated in a tax-free reorganization under which Investor Shares, Institutional Shares and Service Shares of the Berger Small Cap Value Fund II were reorganized in Class I Shares of Janus Adviser Small Company Value Fund.

                         Each Fund in this Prospectus currently offers two classes of shares. Class I Shares, the initial class of shares, is offered by this Prospectus. The shares are available in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain financial intermediaries may offer only one class of shares. Shareholders who invested directly in Berger Small Cap Value Fund II - Investor Shares prior to their reorganization into Janus Adviser Small Company Value Fund - Class I Shares and maintain their account in Janus Adviser Small Company Value
                         Fund - Class I Shares will continue to be able to make additional investments in Small Company Value Fund directly by calling a Janus Representative.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Equity Funds.......................................    2
                   Flexible Income Fund...............................   23
                   Money Market Fund..................................   27
                   Fees and expenses..................................   30
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
                AND RISKS
                   Equity Funds.......................................   35
                   Flexible Income Fund...............................   45
                   General portfolio policies of the Funds other than
                   Money Market Fund..................................   48
                   Risks for Equity Funds.............................   53
                   Risks for Flexible Income Fund.....................   54
                   Risks Common to all Non-Money Market Funds.........   55
                   Money Market Fund..................................   59
                MANAGEMENT OF THE FUNDS
                   Investment adviser.................................   64
                   Management expenses................................   65
                   Subadvisers........................................   69
                   Investment personnel...............................   70
                   Performance of comparable accounts managed by
                   Perkins............................................   79
                   Performance of comparable accounts managed by
                   INTECH.............................................   81
                OTHER INFORMATION.....................................   85
                DISTRIBUTIONS AND TAXES
                   Distributions......................................   89
                   Funds other than Money Market Fund.................   89
                   Money Market Fund..................................   90
                   Taxes..............................................   91
                SHAREHOLDER'S GUIDE
                   Pricing of fund shares.............................   93
                   Purchases..........................................   94
                   Exchanges..........................................   95
                   Redemptions........................................   96
                   Redemption fee.....................................   96
                   Excessive trading..................................   98
                   Shareholder communications.........................   99
                FINANCIAL HIGHLIGHTS..................................  100
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities.........................  118
                   Futures, options and other derivatives.............  122
                   Other investments, strategies and/or techniques....  123
                EXPLANATION OF RATING CATEGORIES......................  126


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY FUNDS

               The Equity Funds are designed for long-term investors who primarily seek growth of capital or capital appreciation and who can tolerate the greater risks associated with common stock investments. Although Growth and Income Fund and Balanced Fund may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY FUNDS?

--------------------------------------------------------------------------------
               GROWTH

               - CAPITAL APPRECIATION FUND, MID CAP GROWTH FUND AND
                 RISK-MANAGED GROWTH FUND seek long-term growth of capital.

               - GROWTH FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

               - GROWTH AND INCOME FUND seeks long-term capital growth and current income.

               INTERNATIONAL/GLOBAL

               - FOREIGN STOCK FUND AND INTERNATIONAL GROWTH FUND seek
                 long-term growth of capital.

               - WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

               CORE

               - BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

               - CORE EQUITY FUND AND RISK-MANAGED CORE FUND seek long-term growth of capital.

 2 Janus Adviser Series

               VALUE

               - MID CAP VALUE FUND AND SMALL COMPANY VALUE FUND seek capital appreciation


               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. For the Funds with such a policy, the Fund will notify you in writing at least 60 days before making any changes to its policy to invest at least 80% of its net assets in the type of securities suggested by its name. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY FUNDS?

               Within the parameters of its specific investment policies discussed below, each Fund may invest without limit in foreign equity and debt securities.

               Within the parameters of its specific investment policies discussed below, each Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for Mid Cap Growth Fund, Foreign Stock Fund, Core Equity Fund, Mid Cap Value Fund and Small Company Value Fund).

               The Janus portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments.

               THE RISK-MANAGED FUNDS (SUBADVISED BY INTECH) pursue their objectives by applying a mathematical portfolio management process to construct an investment portfolio from a universe of common stocks within their respective benchmark indices. The

                                                          Risk/return summary  3
               mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in each Fund's holdings. The primary aim of the strategies is to outperform their benchmark index. They pursue this goal by constructing portfolios of stocks with higher average stock volatility than the Fund's benchmark index and combining those stocks in a manner that the subadviser believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. More volatile stocks may tend to reside on the smaller cap end of the index. The Risk-Managed Funds' subadviser evaluates the relationship between the movements of different stocks to create the potential for returns in excess of its benchmark index. The goal is to achieve long-term returns, while controlling risks. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.


               MID CAP VALUE FUND (SUBADVISED BY PERKINS) focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Mid Cap Value Fund's portfolio managers generally look for companies with:


               - A low price relative to their assets, earnings, cash flow or business franchise

               - Products and services that give them a competitive advantage

               - Quality balance sheets and strong management.

               SMALL COMPANY VALUE FUND (SUBADVISED BY BAY ISLE) uses fundamental analysis and proprietary valuation models to select a

 4 Janus Adviser Series
               holding of stocks for the Fund. The Fund's portfolio managers generally look for companies:

               - That have reasonably solid fundamentals

               - Whose stocks are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flows or franchise values.

GROWTH

               CAPITAL APPRECIATION FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               GROWTH FUND invests primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

               GROWTH AND INCOME FUND normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

               MID CAP GROWTH FUND invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.


               RISK-MANAGED GROWTH FUND invests primarily in common stocks of large-sized companies selected for their growth potential. The Fund seeks to control risks by selecting stocks only from the universe of the Fund's benchmark, which is the Russell 1000 Growth Index, among other risk control techniques.


                                                          Risk/return summary  5

INTERNATIONAL/GLOBAL


               FOREIGN STOCK FUND invests, under normal circumstances, at least 80% of its net assets in stocks of issuers located in at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country. The Fund emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth.


               INTERNATIONAL GROWTH FUND invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country.

               WORLDWIDE FUND invests primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country.

CORE

               BALANCED FUND normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income senior securities.

               CORE EQUITY FUND invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred

 6 Janus Adviser Series
               stocks, bonds and debentures; and other securities with equity characteristics. The Fund may invest in companies of any size.


               RISK-MANAGED CORE FUND invests primarily in common stocks of large-sized companies selected for their growth potential. The Fund seeks to control risks by selecting stocks only from the universe of the Fund's benchmark, which is the S&P 500 Index, among other risk control techniques.


VALUE

               MID CAP VALUE FUND invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.

               SMALL COMPANY VALUE FUND invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly. The Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's subadviser.

               For purposes of Funds with 80% policies, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY FUNDS?


               The biggest risk is that a Fund's returns may vary, and you could lose money. The Equity Funds are each designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


                                                          Risk/return summary  7

               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or, in the case of FOREIGN STOCK FUND, MID CAP VALUE FUND AND SMALL COMPANY VALUE FUND, if the Fund's portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you may get back less money.


               The income component of GROWTH AND INCOME FUND'S AND BALANCED FUND'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.


               FOREIGN STOCK FUND, INTERNATIONAL GROWTH FUND AND WORLDWIDE FUND may have significant exposure to foreign markets, including emerging markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Funds' investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


               CAPITAL APPRECIATION FUND AND FOREIGN STOCK FUND are classified as nondiversified. This means they may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on a Fund's NAV and total return.

               For the RISK-MANAGED FUNDS, the proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may

 8 Janus Adviser Series
               result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" or index fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or their method of identifying stocks that tend to move in the same or opposite direction does not result in selecting stocks with continuing volatility and covariance as anticipated, the Funds may not outperform the benchmark indices.

               MID CAP GROWTH FUND'S and MID CAP VALUE FUND'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Funds' investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

               SMALL COMPANY VALUE FUND'S share price may fluctuate more than that of funds primarily invested in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


               The following information provides some indication of the risks of investing in the Equity Funds by showing how each Equity Fund's performance has varied over time. Class I Shares of the Funds commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series (the "Predecessor Funds") into the Funds of Janus Adviser Series. (Except Class I Shares of Janus Adviser Risk-Managed Growth


                                                          Risk/return summary  9

               Fund, Janus Adviser Foreign Stock Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Small Company Value Fund which commenced operations after August 1, 2000.) Pursuant to a tax-free reorganization that occurred on April 21, 2003, all of the assets of Berger Small Cap Value Fund II were transferred to Janus Adviser Small Company Value Fund. The performance information provided for periods prior to the effective date of the reorganization is for Berger Small Cap Value Fund II - Investor Shares, the predecessor to Janus Adviser Small Company Value Fund. The returns for the reorganized Funds reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) The bar charts depict the change in performance from year to year during the periods indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index or indices.


 10 Janus Adviser Series

               CAPITAL APPRECIATION FUND - CLASS I

                 Annual returns for periods ended 12/31
                                                 57.37%  66.16%  (16.34%)  (21.83%)    (15.85%)
                                                  1998    1999     2000      2001        2002

                 Best Quarter:  4th-1999 41.57%    Worst Quarter:  1st-2001 (17.38%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 8.98%.


                                      Average annual total return for periods ended 12/31/02
                                      ------------------------------------------------------
                                                                           Since Inception
                                                                         of Predecessor Fund
                                                   1 year     5 years         (5/1/97)
                Capital Appreciation Fund - Class
                  I
                  Return Before Taxes               (15.85%)     7.55%           11.10%
                  Return After Taxes on
                    Distributions                   (15.87%)     7.44%           11.00%
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares(1)                   (9.73%)     6.17%            9.23%
                S&P 500 Index(2)                    (22.09%)    (0.58%)           3.12%
                  (reflects no deduction for
                    expenses, fees or taxes)
                Russell 1000 Growth Index(3)        (27.88%)    (3.84%)           0.01%
                  (reflects no deduction for
                    expenses, fees or taxes)
                                                  --------------------------------------

               (1) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (2) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.
               (3) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

                                                         Risk/return summary  11

               GROWTH FUND - CLASS I

                 Annual returns for periods ended 12/31
                                        2.31%   29.47%  17.64%  21.74%  34.99%  44.12%  (13.10%) (23.23%)   (26.49%)
                                         1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1998 27.58%    Worst Quarter:  3rd-2001 (22.82%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 15.38%.


                                       Average annual total return for periods ended 12/31/02
                                       ------------------------------------------------------
                                                                            Since Inception
                                                                          of Predecessor Fund
                                                     1 year     5 years        (9/13/93)
                Growth Fund - Class I
                  Return Before Taxes                 (26.49%)  (0.93%)            6.85%
                  Return After Taxes on
                    Distributions                     (26.49%)  (1.71%)            6.07%
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares(1)                         (16.26%)  (0.67%)            5.61%
                S&P 500 Index(2)                      (22.09%)  (0.58%)            9.17%
                  (reflects no deduction for
                    expenses, fees or taxes)
                Russell 1000 Growth Index(3)          (27.88%)  (3.84%)            7.35%
                  (reflects no deduction for
                    expenses, fees or taxes)
                                                    ------------------------------------

               (1) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (2) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.
               (3) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

 12 Janus Adviser Series

               GROWTH AND INCOME FUND - CLASS I

                 Annual returns for periods ended 12/31
                                                      73.20%  (15.40%)  (12.82%)    (19.45%)
                                                       1999     2000      2001        2002

                 Best Quarter:  4th-1999 38.24%    Worst Quarter:  3rd-2002 (15.30%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 10.42%.


                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                         Since Inception
                                                                       of Predecessor Fund
                                                            1 year          (5/1/98)
                Growth and Income Fund - Class I
                  Return Before Taxes                        (19.45%)           4.51%
                  Return After Taxes on Distributions        (19.56%)           4.28%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(1)                   (11.94%)           3.58%
                S&P 500 Index(2)                             (22.09%)         (3.57%)
                  (reflects no deduction for expenses,
                    fees or taxes)
                                                           -----------------------------

               (1) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (2) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                         Risk/return summary  13

               MID CAP GROWTH FUND* - CLASS I

                 Annual returns for periods ended 12/31
                                        16.03%  26.92%  7.19%   11.91%  33.58%  124.34%   (32.99%)  (39.02%)    (27.72%)
                                         1994    1995    1996    1997    1998     1999      2000      2001        2002

                 Best Quarter:  4th-1999 59.17%    Worst Quarter:  4th-2000 (32.53%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 20.79%.


                                       Average annual total return for periods ended 12/31/02
                                       ------------------------------------------------------
                                                                            Since Inception
                                                                          of Predecessor Fund
                                                     1 year     5 years        (9/13/93)
                Mid Cap Growth Fund - Class I
                  Return Before Taxes                 (27.72%)  (2.41%)            6.68%
                  Return After Taxes on
                    Distributions                     (27.72%)  (3.28%)            6.01%
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares(1)                         (17.02%)  (1.39%)            5.85%
                Russell Midcap Growth Index(2)        (27.41%)  (1.82%)            6.49%(3)
                  (reflects no deduction for
                    expenses, fees or taxes)
                S&P MidCap 400 Index(4)               (14.51%)   6.41%            12.17%
                  (reflects no deduction for
                    expenses, fees or taxes)
                                                    ------------------------------------

                *  Formerly named Aggressive Growth Fund.
               (1) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (2) Effective June 2, 2003 Mid Cap Growth Fund changed its primary benchmark from the S&P Midcap 400 Index to the Russell Midcap Growth Index. This change was made in connection with the Fund's name change from Aggressive

 14 Janus Adviser Series

                   Growth Fund to Mid Cap Growth Fund and corresponding changes in investment policies. The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by a total market capitalization. The Fund will retain the S&P Midcap 400 Index as a secondary index.
               (3) The average annual total return was calculated based on historical information from August 31, 1993 to December 31, 2002 for the Russell MidCap Growth Index.
               (4) The S&P MidCap 400 Index is an unmanaged group of 400
                   domestic stocks chosen for their market size, liquidity and industry group representation.

                                                         Risk/return summary  15

               FOREIGN STOCK FUND* - CLASS I


                 Annual returns for period ended 12/31
                                                                            (17.53%)
                                                                              2002

                 Best Quarter:  1st-2002 9.20%    Worst Quarter:  3rd-2002 (20.68%)



               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 14.98%.


                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                                                 1 year        (5/1/01)
                Foreign Stock Fund - Class I
                  Return Before Taxes                             (17.53%)       (8.52%)
                  Return After Taxes on Distributions             (17.53%)       (8.54%)
                  Return After Taxes on Distributions and Sale
                    of Fund Shares(1)                             (10.76%)       (6.78%)
                Morgan Stanley Capital International
                  EAFE--Registered Trademark-- Index(2)           (15.94%)      (18.20%)
                  (reflects no deduction for expenses, fees or
                    taxes)
                Morgan Stanley Capital International World
                  Index(3)                                        (19.89%)      (18.43%)
                  (reflects no deduction for expenses, fees or
                    taxes)
                                                                ------------------------

                * Formerly named Global Value Fund (from inception to December
                  30, 2002) and International Value Fund (from December 31, 2002 to November 28, 2003).
               (1) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (2) Effective December 31, 2002, the Fund changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International EAFE--Registered Trademark-- Index. This change was made in connection with the Fund's prior name change from Global Value Fund to International Value Fund and corresponding changes in investment policies. The Morgan Stanley Capital International EAFE--Registered Trademark-- Index is a market capitalization weighted index

 16 Janus Adviser Series
                   comprised of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.
               (3) The Morgan Stanley Capital International World Index is a
                   market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

                                                         Risk/return summary  17

               INTERNATIONAL GROWTH FUND* - CLASS I

                 Annual returns for periods ended 12/31
                                        22.92%  32.76%  16.15%  16.86%   81.32%   (13.04%)  (22.78%)    (25.62%)
                                         1995    1996    1997    1998     1999      2000      2001        2002

                 Best Quarter:  4th-1999 58.25%    Worst Quarter:  3rd-2001 (19.13%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 16.90%.


                                       Average annual total return for periods ended 12/31/02
                                       ------------------------------------------------------
                                                                            Since Inception
                                                                          of Predecessor Fund
                                                     1 year     5 years        (5/2/94)
                International Growth Fund - Class I
                  Return Before Taxes                 (25.62%)   1.14%           7.98%
                  Return After Taxes on
                    Distributions                     (25.75%)   0.73%           7.59%
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares(1)                         (15.73%)   0.94%           6.65%
                Morgan Stanley Capital
                  International EAFE(R) Index(2)      (15.94%)  (2.89%)          0.40%
                  (reflects no deduction for
                    expenses, fees or taxes)
                                                    ------------------------------------

                *  Formerly named International Fund.
               (1) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (2) The Morgan Stanley Capital International EAFE(R) Index is a
                   market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

 18 Janus Adviser Series

               WORLDWIDE FUND - CLASS I

                 Annual returns for periods ended 12/31
                                        1.20%   26.82%  28.15%  20.96%  28.25%   63.66%   (14.65%)  (21.07%)    (26.00%)
                                         1994    1995    1996    1997    1998     1999      2000      2001        2002

                 Best Quarter:  4th-1999 42.05%    Worst Quarter:  3rd-2001 (19.50%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 9.07%.


                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                   1 year     5 years        (9/13/93)
                Worldwide Fund - Class I
                  Return Before Taxes               (26.00%)   0.91%          10.13%
                  Return After Taxes on
                    Distributions                   (26.11%)   0.24%           9.59%
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares(1)                  (15.96%)   0.81%           8.61%
                Morgan Stanley Capital
                  International World Index(2)      (19.89%)  (2.11%)          4.51%
                  (reflects no deduction for
                    expenses, fees or taxes)
                                                  --------------------------------------

               (1) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (2) The Morgan Stanley Capital International World Index is a
                   market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

                                                         Risk/return summary  19

               BALANCED FUND - CLASS I

                 Annual returns for periods ended 12/31
                                        0.84%   24.50%  15.39%  20.99%  33.59%  26.13%   (2.17%)  (4.84%)     (6.57%)
                                         1994    1995    1996    1997    1998    1999     2000     2001        2002

                 Best Quarter:  4th-1998 20.12%    Worst Quarter:  3rd-2001 (5.63%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 6.72%.


                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                    1 year    5 years        (9/13/93)
                Balanced Fund - Class I
                  Return Before Taxes                (6.57%)   7.95%          11.35%
                  Return After Taxes on
                    Distributions                    (7.24%)   6.56%          10.17%
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares(1)                        (4.02%)   6.01%           9.13%
                S&P 500 Index(2)                    (22.09%)  (0.58%)          9.17%
                  (reflects no deduction for
                    expenses, fees or taxes)
                Lehman Brothers Gov't/Credit
                  Index(3)                           11.04%    7.62%           7.00%
                  (reflects no deduction for
                    expenses, fees or taxes)
                                                   -------------------------------------

               (1) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (2) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.
               (3) Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

 20 Janus Adviser Series

               CORE EQUITY FUND - CLASS I

                 Annual returns for periods ended 12/31
                                                 45.55%  40.94%  (8.31%)   (13.03%)    (17.86%)
                                                  1998    1999     2000      2001        2002

                 Best Quarter:  4th-1998 28.28%    Worst Quarter:  3rd-2002 (15.32%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 9.87%.


                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                   1 year     5 years        (5/1/97)
                Core Equity Fund - Class I
                  Return Before Taxes               (17.86%)   6.09%          10.96%
                  Return After Taxes on
                    Distributions                   (17.86%)   4.46%           9.46%
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares(1)                  (10.97%)   4.95%           9.12%
                S&P 500 Index(2)                    (22.09%)  (0.58%)          3.12%
                  (reflects no deduction for
                    expenses, fees or taxes)
                                                  --------------------------------------

               (1) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (2) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.



                                                         Risk/return summary  21

               Since Risk-Managed Growth Fund, Risk-Managed Core Fund and Mid Cap Value Fund did not commence operations until January 2, 2003, January 2, 2003 and December 31, 2002, respectively, performance information is not included for these Funds. Pursuant to a tax-free reorganization that occurred on April 21, 2003, all of the assets of Berger Small Cap Value Fund II were transferred to Janus Adviser Small Company Value Fund. Since Berger Small Cap Value Fund II did not commence operations until March 28, 2002, performance information is not included for this Fund. The performance of these Funds will be compared to the following benchmarks:

               - Risk-Managed Growth Fund - Russell 1000 Growth Index

               - Risk-Managed Core Fund - S&P 500 Index

               - Mid Cap Value Fund - Russell Mid Cap Value Index

               - Small Company Value Fund - Russell 2000 Value Index

               After-tax returns are calculated using distributions for the Funds' Class I Shares for the period August 1, 2000 to December 31, 2002; if applicable, actual distributions for the Predecessor Funds for the period May 1, 1997 to July 31, 2000; and, if applicable, actual distributions for Institutional Shares of the corresponding Janus Aspen Series fund for periods prior to May 1, 1997. If Class I Shares of the Funds had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Equity Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

 22 Janus Adviser Series

FLEXIBLE INCOME FUND

               Flexible Income Fund is designed for long-term investors who primarily seek total return.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME FUND?

--------------------------------------------------------------------------------
               FLEXIBLE INCOME FUND seeks to obtain maximum total return, consistent with preservation of capital.


               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME FUND?

               In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, the Fund may invest without limit in foreign debt and equity securities.


               Flexible Income Fund invests primarily in a wide variety of income-producing securities such as corporate bonds and notes; government securities, including agency securities; and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain a dollar-weighted average portfolio maturity of five


                                                         Risk/return summary  23
               to ten years. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

               For purposes of the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME FUND?

               Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


               The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.


               The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to less than 35% of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in Flexible Income Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series (the

 24 Janus Adviser Series

               "Predecessor Fund") into the Janus Adviser Series Fund. The returns for the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index.

                                                         Risk/return summary  25

               FLEXIBLE INCOME FUND - CLASS I

                 Annual returns for periods ended 12/31
                                        (1.25%) 23.47%  8.62%  10.77%  8.58%  0.90%  6.10%  7.20%       9.70%
                                         1994    1995   1996    1997   1998   1999   2000    2001       2002

                 Best Quarter:  2nd-1995 6.61%    Worst Quarter:  2nd-1999 (1.38%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 5.53%.


                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                    1 year    5 years        (9/13/93)
                Flexible Income Fund - Class I
                  Return Before Taxes                 9.70%    6.45%           7.79%
                  Return After Taxes on
                    Distributions                     7.89%    4.36%           5.56%
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares                            5.90%    4.13%           5.20%
                Lehman Brothers Gov't/Credit
                  Index(1)                           11.04%    7.62%           7.00%
                  (reflects no deduction for
                    expenses, fees or taxes)
                                                   -------------------------------------

               (1) Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

               After-tax returns are calculated using distributions for the Fund's Class I Shares for the period August 1, 2000 to December 31, 2002; actual distributions for the Predecessor Fund for the period May 1, 1997 to July 31, 2000; and actual distributions for Institutional Shares of Janus Aspen Flexible Income Portfolio for periods prior to May 1, 1997. If Class I Shares of the Fund had been available during those earlier periods, distributions may have

 26 Janus Adviser Series
               been different and thus, after-tax returns may have been different from those shown.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               Flexible Income Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

MONEY MARKET FUND

               Money Market Fund is designed for investors who seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF MONEY MARKET FUND?

--------------------------------------------------------------------------------
               MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.


               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF MONEY MARKET FUND?

               Money Market Fund will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital. The Fund invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of

                                                         Risk/return summary  27
               financial institutions include certificates of deposit and time deposits.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN MONEY MARKET FUND?

               The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Fund's yield may be eroded by inflation. Although Money Market Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

               The following information provides some indication of the risks of investing in Money Market Fund by showing how the Fund's performance has varied over time. Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series (the "Predecessor Fund") into the Janus Adviser Series Fund. The returns for the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) The bar chart depicts the change in performance from year to year during the periods indicated.

 28 Janus Adviser Series

               MONEY MARKET FUND - CLASS I

                 Annual returns for periods ended 12/31
                                        4.24%  4.02%  4.85%  4.45%  5.75%  3.33%      1.09%
                                        1996   1997   1998   1999   2000   2001       2002

                 Best Quarter:  4th-2000 1.50%    Worst Quarter:  4th-2002 0.21%

               The seven-day yield for the Fund's Class I Shares on December 31, 2002 was 0.66%.

               For Money Market Fund's current yield, call the Janus XpressLine(TM) at 1-888-979-7737.

               Money Market Fund's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  29

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. All of the fees and expenses shown, except as noted, were determined based on net assets as of the fiscal year ended July 31, 2003. All expenses are shown without the effect of expense offset arrangements.



               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Funds' Class I Shares do not include sales charges when you buy or sell the Funds' Class I Shares. However, if you sell Class I Shares of Risk-Managed Growth Fund, Foreign Stock Fund, International Growth Fund, Worldwide Fund or Risk-Managed Core Fund that you have held for three months or less you may pay a redemption fee.



               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.


 30 Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              Class I
Redemption fees on shares of Risk-Managed Growth Fund,
  Foreign Stock Fund, International Growth Fund, Worldwide
  Fund and Risk-Managed Core Fund held for 3 months or less
  (as a % of amount redeemed.)..............................  1.00%(2)
Exchange fees...............................................  None(3)


--------------------------------------------------------------------------------

                                    ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND
                                                          ASSETS)
                                                                                   Total Annual               Net Annual
                                                     Distribution                      Fund                      Fund
                                        Management     (12b-1)         Other        Operating     Expense     Operating
                                           Fee         Fees(4)      Expenses(5)    Expenses(6)    Waivers    Expenses(6)
  GROWTH
   Capital Appreciation Fund -
     Class I                               0.65%         0.25%          0.29%           1.19%       0.01%        1.18%
   Growth Fund -
     Class I                               0.65%         0.25%          0.30%           1.20%       0.03%        1.17%
   Growth and Income Fund -
     Class I                               0.65%         0.25%          0.32%           1.22%        N/A         1.22%
   Mid Cap Growth Fund - (7)
     Class I                               0.65%         0.25%          0.32%           1.22%       0.06%        1.16%
   Risk-Managed Growth Fund - (8)
     Class I                               0.65%         0.25%          1.60%           2.50%       1.25%(9)     1.25%(9)
  INTERNATIONAL/GLOBAL
   Foreign Stock Fund - (10)
     Class I                               0.65%         0.25%          6.09%           6.99%       5.23%        1.76%
   International Growth Fund - (11)
     Class I                               0.65%         0.25%          0.36%           1.26%       0.02%        1.24%
   Worldwide Fund -
     Class I                               0.65%         0.25%          0.33%           1.23%       0.03%        1.20%


                                                         Risk/return summary  31

                                    ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND
                                                          ASSETS)
                                                                                  Total Annual                Net Annual
                                                    Distribution                      Fund                       Fund
                                       Management     (12b-1)         Other        Operating     Expense      Operating
                                          Fee         Fees(4)      Expenses(5)    Expenses(6)    Waivers     Expenses(6)
  CORE
   Balanced Fund -
     Class I                              0.65%         0.25%          0.28%           1.18%       0.01%         1.17%
   Core Equity Fund -
     Class I                              0.65%         0.25%          0.71%           1.61%       0.36%(12)     1.25%(12)
   Risk-Managed Core Fund - (13)
     Class I                              0.65%         0.25%          2.68%           3.58%       2.33%(9)      1.25%(9)
  VALUE
   Mid Cap Value Fund -
     Class I                              0.65%         0.25%          5.60%           6.50%       5.25%(9)      1.25%(9)
   Small Company Value Fund - (14)
     Class I                              0.75%         0.25%          1.93%           2.93%       1.18%         1.75%
  INCOME
   Flexible Income Fund -
     Class I                              0.65%         0.25%          0.43%           1.33%       0.12%         1.21%
   Money Market Fund -
     Class I                              0.25%         0.25%          0.85%           1.35%       0.49%         0.86%


 32 Janus Adviser Series

  (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.

  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide. Effective March 1, 2004, the Funds' redemption fee will increase to 2.00% on shares purchased on or after that date.

  (3) An exchange of Class I Shares of Risk-Managed Growth Fund, Foreign Stock Fund, International Growth Fund, Worldwide Fund or Risk-Managed Core Fund held three months or less may be subject to the Funds' 1.00% redemption fee.
  (4) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
  (5) Included in other expenses is an administrative services fee of 0.25% of the average daily net assets of Class I Shares to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants or other underlying investors through institutional channels.

  (6) Total Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) by the amounts indicated under the Expense Waivers column until at least December 1, 2004.

  (7) Formerly named Aggressive Growth Fund.
  (8) Formerly named Risk-Managed Large Cap Growth Fund.

  (9) The expenses have been restated to reflect a new fee waiver for the Fund effective November 28, 2003. The expense limit changed from 1.25% to 0.75%.


 (10) Formerly named Global Value Fund (from inception to December 30, 2002) and International Value Fund (from December 31, 2002 to November 28,
      2003).


 (11) Formerly named International Fund.


 (12) The expenses have been restated to reflect a new fee waiver for the Fund effective July 31, 2003. The expense limit changed from 1.25% to 0.75%.


 (13) Formerly named Risk-Managed Large Cap Core Fund.


 (14) Formerly named Small Cap Value Fund.


                                                         Risk/return summary  33

 EXAMPLE:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that your investment has a 5% return each year, and that the Fund's operating expenses before waivers remain the same. The examples also assume that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:


                                                 1 Year      3 Years      5 Years      10 Years
                                                -------------------------------------------------
  GROWTH
    Capital Appreciation Fund - Class I           $121        $  378       $  654       $1,443
    Growth Fund - Class I                         $122        $  381       $  660       $1,455
    Growth and Income Fund - Class I              $124        $  387       $  670       $1,477
    Mid Cap Growth Fund(1) - Class I              $124        $  387       $  670       $1,477
    Risk-Managed Growth Fund(2) - Class I         $253        $  779       $1,331       $2,836
  INTERNATIONAL/GLOBAL
    Foreign Stock Fund(3) - Class I               $692        $2,035       $3,325       $6,332
    International Growth Fund(4) - Class I        $128        $  400       $  692       $1,523
    Worldwide Fund - Class I                      $125        $  390       $  676       $1,489
  CORE
    Balanced Fund - Class I                       $120        $  375       $  649       $1,432
    Core Equity Fund - Class I                    $164        $  508       $  876       $1,911
    Risk-Managed Core Fund(5) - Class I           $361        $1,097       $1,855       $3,845
  VALUE
    Mid Cap Value Fund - Class I                  $645        $1,906       $3,130       $6,033
    Small Company Value Fund(6) - Class I         $296        $  907       $1,543       $3,252
  INCOME
    Flexible Income Fund - Class I                $135        $  421       $  729       $1,601
    Money Market Fund - Class I                   $137        $  428       $  739       $1,624


 (1) Formerly named Aggressive Growth Fund.
 (2) Formerly named Risk-Managed Large Cap Growth Fund.
 (3) Formerly named Global Value Fund (from inception to December 30, 2002) and International Value Fund (from December 31, 2002 to November 28, 2003).
 (4) Formerly named International Fund.
 (5) Formerly named Risk-Managed Large Cap Core Fund.
 (6) Formerly named Small Cap Value Fund.

 34 Janus Adviser Series

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

EQUITY FUNDS

               This section takes a closer look at the investment objectives of each of the Equity Funds, their principal investment strategies and certain risks of investing in the Equity Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

GROWTH

               CAPITAL APPRECIATION FUND
               Capital Appreciation Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               GROWTH FUND
               Growth Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

               GROWTH AND INCOME FUND
               Growth and Income Fund seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio

            Investment objectives, principal investment strategies and risks  35 manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

               MID CAP GROWTH FUND

               Mid Cap Growth Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of October 31, 2003, they ranged from approximately $631 million to $15.4 billion.


               RISK-MANAGED GROWTH FUND - SUBADVISED BY INTECH
               Risk-Managed Growth Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks of large-sized companies. The Fund invests primarily in stocks selected for their growth potential and seeks to control risks by selecting stocks only from the universe of the Fund's benchmark, which is the Russell 1000 Growth Index, among other risk control techniques.

INTERNATIONAL/GLOBAL

               FOREIGN STOCK FUND
               Foreign Stock Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in stocks of issuers located in at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers

 36 Janus Adviser Series
               and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country. The Fund may have significant exposure to emerging markets.



               The portfolio manager emphasizes investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


               INTERNATIONAL GROWTH FUND

               International Growth Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country. The Fund may have significant exposure to emerging markets.


               WORLDWIDE FUND

               Worldwide Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country. The Fund may have significant exposure to emerging markets.


            Investment objectives, principal investment strategies and risks  37

CORE

               BALANCED FUND
               Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.

               CORE EQUITY FUND
               Core Equity Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

               RISK-MANAGED CORE FUND - SUBADVISED BY INTECH
               Risk-Managed Core Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks of large-sized companies. The Fund invests primarily in stocks selected for their growth potential and seeks to control risks by selecting stocks only from the universe of the Fund's benchmark, which is the S&P 500 Index, among other risk control techniques.

VALUE

               MID CAP VALUE FUND - SUBADVISED BY PERKINS
               Mid Cap Value Fund seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of

 38 Janus Adviser Series
               mid-sized companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly. The market capitalizations within the index will vary, but as of October 31, 2003, they ranged from approximately $631 million to $15.4 billion.


               SMALL COMPANY VALUE FUND - SUBADVISED BY BAY ISLE

               Small Company Value Fund seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that objective, the Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's subadviser. The Fund invests at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly. The market capitalizations within the index will vary, but as of October 31, 2003, they ranged from approximately $50 million to $2.1 billion.


               The following questions and answers are designed to help you better understand the Equity Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS MANAGED BY JANUS?

               Consistent with its investment objective and policies, each of the Funds may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a Fund holding if, among other

            Investment objectives, principal investment strategies and risks  39 things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

               Growth and Income Fund and Balanced Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Equity Funds. Income realized on the Funds' investments will be incidental to their objectives. In the case of Balanced Fund and Growth and Income Fund, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks.


               Foreign Stock Fund emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital.


2. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR THE RISK-MANAGED FUNDS?

               INTECH applies a mathematical portfolio management process to construct an investment portfolio for each Risk-Managed Fund. INTECH developed the formulas underlying this mathematical process.

               The mathematical process is designed to take advantage of market volatility (variation in stock prices), rather than using research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of each Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical process involves:

               - selecting stocks primarily from stocks within a Fund's
                 benchmark;

               - periodically determining an optimal weighting of these stocks and rebalancing to the optimal weighting; and

 40 Janus Adviser Series

               - monitoring the total risk and volatility of a Fund's holding with respect to the benchmark index.

               INTECH seeks to outperform the benchmark index through its mathematical process. INTECH seeks to identify those stocks in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant under performance relative to the benchmark index.

               The Funds may use exchange traded funds as well as futures, options and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

3. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE FUND?

               Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of Mid Cap Value Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

4. HOW ARE COMMON STOCKS SELECTED BY BAY ISLE FOR SMALL COMPANY VALUE FUND?

               Small Company Value Fund's portfolio managers use fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's portfolio managers generally look for companies with reasonably solid fundamentals, that are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow or franchise value.

               To a certain degree, Small Company Value Fund invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The portfolio managers may sell a Fund holding if,

            Investment objectives, principal investment strategies and risks  41 among other things, the security reaches the portfolio managers' price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

5. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

6. WHAT DOES "MARKET CAPITALIZATION" MEAN?


               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Mid Cap Growth Fund, Mid Cap Value Fund and Small Company Value Fund. The other Equity Funds offered by this Prospectus do not emphasize companies of any particular size.


7. HOW DO THE PORTFOLIO MANAGERS OF MID CAP VALUE FUND AND SMALL COMPANY VALUE FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of the Fund's portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines,

 42 Janus Adviser Series
               unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.

8. WHAT IS A "SPECIAL SITUATION"?

               Certain Funds may invest in special situations or turnarounds. A special situation arises when the portfolio managers believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.

9. HOW DO GROWTH AND INCOME FUND AND BALANCED FUND DIFFER FROM EACH OTHER?

               Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Fund. Balanced Fund places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected

            Investment objectives, principal investment strategies and risks  43 primarily for their income potential. As a result it is expected to be less volatile than Growth and Income Fund.

10. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?

               Growth and Income Fund and Balanced Fund shift assets between the growth and income components of their portfolios based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component.

11. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?

               The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

12. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?

               The income component of Growth and Income Fund's and Balanced Fund's holdings will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

13. HOW DO INTEREST RATES AFFECT THE VALUE OF MY GROWTH AND INCOME FUND AND BALANCED FUND INVESTMENT?

               The income component of Growth and Income Fund's and Balanced Fund's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest

 44 Janus Adviser Series
               rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

FLEXIBLE INCOME FUND

               This section takes a closer look at the investment objective of Flexible Income Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

               In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments.


               Flexible Income Fund seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes; government securities, including agency securities; and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets


            Investment objectives, principal investment strategies and risks  45 in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain a dollar-weighted average portfolio maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

               The following questions and answers are designed to help you better understand Flexible Income Fund's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

               Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES THE FUND MANAGE INTEREST RATE RISK?

               The portfolio manager may vary the average-weighted effective maturity of the portfolio to reflect his analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

               The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective

 46 Janus Adviser Series
               maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE FUND'S "DURATION"?

               A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

               A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.


6.WHAT ARE U.S. GOVERNMENT SECURITIES?



               U.S. government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase the obligations. Certain other government debt securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repay-


            Investment objectives, principal investment strategies and risks  47 ment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.


GENERAL PORTFOLIO POLICIES OF THE FUNDS OTHER THAN MONEY MARKET FUND

               Unless otherwise stated, each of the following policies applies to all of the Funds other than Money Market Fund. In investing their portfolio assets, the Funds will follow the general policies listed below. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION

               Except for the Risk-Managed Funds, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, a Fund may invest up to 100% of its assets in cash or similar investments. As a result, the Fund may not achieve its investment objective. When a Fund's investments


 48 Janus Adviser Series
               in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly.


               The Risk-Managed Funds subadvised by INTECH normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Risk-Managed Funds may use exchange traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.



               OTHER TYPES OF INVESTMENTS

               To achieve their objectives, the Funds invest primarily in domestic and foreign equity securities. Balanced Fund and Growth and Income Fund also invest in domestic and foreign equity securities with varying degrees of emphasis on income. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:


               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 20% of Mid Cap Growth
                 Fund's, Foreign Stock Fund's, Core Equity Fund's, Mid Cap Value Fund's and Small Company Value Fund's assets and less than 35% of each other Fund's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock

            Investment objectives, principal investment strategies and risks  49 market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - short sales, "against the box" and "naked" short sales (no more than 8% of a Fund's assets may be invested in naked short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis


               Flexible Income Fund invests primarily in fixed-income securities which may include corporate bonds and notes; government securities, including agency securities; preferred stock; high-yield/high-risk bonds; and municipal obligations. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:


               - common stocks

               - pass-through securities including mortgage- and asset-backed securities

               - zero coupon, pay-in-kind and step coupon securities

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

 50 Janus Adviser Series

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS
               Certain Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation"

            Investment objectives, principal investment strategies and risks  51 investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Flexible Income Fund has historically had relatively high portfolio turnover due to the nature of the securities in which it invests. The rebalancing techniques used by the Risk-Managed Funds may result in a higher portfolio turnover compared to a "buy and hold" or index fund strategy. With respect to the Risk-Managed Funds, INTECH periodically rebalances the stocks in the portfolio to their optimal weighting versus the Funds' benchmark index, as determined by INTECH's mathematical process. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

 52 Janus Adviser Series

RISKS FOR EQUITY FUNDS


               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


               The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Funds.

1. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Small Company

            Investment objectives, principal investment strategies and risks  53

               Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

2. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF CAPITAL APPRECIATION FUND AND FOREIGN STOCK FUND AFFECT THE FUNDS' RISK PROFILE?

               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus their investments in the most attractive companies identified by the portfolio managers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of Mid Cap Value Fund or Small Company Value Fund may suffer. In general, each portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.

RISKS FOR FLEXIBLE INCOME FUND

               Because the Fund invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Fund's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

 54 Janus Adviser Series

               The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Fund.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

               Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

               Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

RISKS COMMON TO ALL NON-MONEY MARKET FUNDS

               The following questions and answers discuss risks that apply to all Funds other than Money Market Fund.

1. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


               Each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's perform-


            Investment objectives, principal investment strategies and risks  55 ance may depend on factors other than the performance of a particular company. These factors include:

               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

 56 Janus Adviser Series

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


               The Funds, particularly Foreign Stock Fund, International Growth Fund and Worldwide Fund, may invest in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities.


3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

               Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

4. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds may use futures, options, swaps and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to

            Investment objectives, principal investment strategies and risks  57 manage currency risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

               The Risk-Managed Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

               The Risk-Managed Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Risk-Managed Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

5. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 58 Janus Adviser Series

MONEY MARKET FUND

               This section takes a closer look at the investment objective of Money Market Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money Market Fund is subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

               Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               Money Market Fund will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

               Money Market Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

            Investment objectives, principal investment strategies and risks  59

               The Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities

               - Preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

               DEBT OBLIGATIONS

               The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS

               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank

 60 Janus Adviser Series
                 obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that Money Market Fund may use:

               PARTICIPATION INTERESTS
               A participation interest gives Money Market Fund a proportionate, undivided interest in underlying debt securities and sometimes carries a demand feature.

               DEMAND FEATURES
               Demand features give Money Market Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality and provide a source of liquidity.

               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Fund's investments may be dependent in part on the credit quality of the

            Investment objectives, principal investment strategies and risks  61 banks supporting Money Market Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

               VARIABLE AND FLOATING RATE SECURITIES
               Money Market Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES
               Money Market Fund may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. The Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS
               Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

 62 Janus Adviser Series

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

            Investment objectives, principal investment strategies and risks  63

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments for all the Funds except Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Small Company Value Fund. INTECH is responsible for the day-to-day management of the investment portfolios of Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund. Perkins is responsible for the day-to-day management of the investment portfolio of Janus Adviser Mid Cap Value Fund. Bay Isle is responsible for the day-to-day management of the investment portfolio of Janus Adviser Small Company Value Fund. Janus Capital is responsible for other business affairs of all the Funds.



               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


               Janus Capital furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

               Berger Financial Group LLC, 210 University Blvd., Denver, CO 80206, was the investment adviser to Janus Adviser Small Company Value Fund's predecessor until the reorganization of Berger Small Cap Value Fund II into the Fund.

 64 Janus Adviser Series

               From its own assets, Janus Capital may make payments based on gross sales, current assets or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus Funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. These payments currently range up to 25 basis points on sales and up to 10 basis points on assets and are subject to change. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and financial intermediaries to which they will be made, are determined from time to time by Janus Capital. Currently, these payments are limited to the top 100 distributors who have sold shares of the Funds. In addition, Janus Capital, Janus Distributors LLC or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing other distribution-related as well as recordkeeping, subaccounting and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) in connection with investments in the Janus Funds. These fees are in addition to any fees that may be paid by the Janus Funds. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Fund shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus Fund receives to invest on behalf of the investor. You may wish to consider such payment arrangements when evaluating any recommendations of the Janus Funds.


MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agree-

                                                     Management of the Funds  65
               ment spells out the management fee and other expenses that the Funds must pay. Janus Capital pays INTECH and Bay Isle a subadvisory fee from its management fee for managing the Risk-Managed Funds and Small Company Value Fund, respectively. Mid Cap Value Fund pays Perkins a subadvisory fee directly.

               Each Fund incurs expenses not assumed by Janus Capital, including the administrative services fee and distribution fee (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate).

 66 Janus Adviser Series

                               Average Daily      Annual Management
                                Net Assets            Fee Rate           Expense Limit
Fund                              of Fund          Percentage (%)      Percentage (%)(1)
----------------------------------------------------------------------------------------
GROWTH
   Capital Appreciation
     Fund                     All Asset Levels          0.65                 0.68
   Growth Fund                                                               0.67
   Growth and Income Fund                                                    1.02
   Mid Cap Growth Fund(2)                                                    0.66
   Risk-Managed Growth
     Fund(3)                                                                 0.75(4)
INTERNATIONAL/GLOBAL
   Foreign Stock Fund(5)                                                     1.25
   International Growth
     Fund(6)                                                                 0.74
   Worldwide Fund                                                            0.70
CORE
   Balanced Fund                                                             0.67
   Core Equity Fund                                                          0.75(7)
   Risk-Managed Core
     Fund(8)                                                                 0.75(4)
VALUE
   Mid Cap Value Fund                                                        0.75(4)
----------------------------------------------------------------------------------------
   Small Company Value
     Fund(9)                  All Asset Levels          0.75                 1.25
----------------------------------------------------------------------------------------
INCOME
   Flexible Income Fund      First $300 Million         0.65                 0.70
                             Over $300 Million          0.55
----------------------------------------------------------------------------------------
   Money Market Fund          All Asset Levels          0.25                 0.36
----------------------------------------------------------------------------------------



(1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution fees and administrative services fees, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least December 1, 2004.

(2) Formerly named Aggressive Growth Fund.
(3) Formerly named Risk-Managed Large Cap Growth Fund.

(4) Effective November 28, 2003 the expense limit percentage changed from 1.25% to 0.75%.


(5) Formerly named Global Value Fund (from inception to December 30, 2002) and International Value Fund (from December 31, 2002 to November 28, 2003).


(6) Formerly named International Fund.


(7) Effective July 31, 2003 the expense limit percentage changed from 1.25% to 0.75%.


(8) Formerly named Risk-Managed Large Cap Core Fund.


(9) Formerly named Small Cap Value Fund.


               For the fiscal year ended July 31, 2003, each Fund paid Janus Capital the following management fees (net of fee waivers) based on each Fund's average net assets:

                                                     Management of the Funds  67

                                                                  Management Fee
                                                                  (for the Fiscal
                                                                    Year Ended
Fund                                                              July 31, 2003)
---------------------------------------------------------------------------------
   GROWTH
    Capital Appreciation Fund                                          0.64%
    Growth Fund                                                        0.62%
    Growth and Income Fund                                             0.65%
    Mid Cap Growth Fund(1)                                             0.59%
    Risk-Managed Growth Fund(2)                                        0.00%(3)
   INTERNATIONAL/GLOBAL
    Foreign Stock Fund(4)                                              0.00%(3)
    International Growth Fund(5)                                       0.63%
    Worldwide Fund                                                     0.62%
   CORE
    Balanced Fund                                                      0.64%
    Core Equity Fund                                                   0.65%
    Risk-Managed Core Fund(6)                                          0.00%(3)
   VALUE
    Mid Cap Value Fund                                                 0.00%(3)
    Small Company Value Fund(7)                                        0.00%(3)
   INCOME
    Flexible Income Fund                                               0.53%
    Money Market Fund                                                  0.00%(3)
---------------------------------------------------------------------------------


(1) Formerly named Aggressive Growth Fund.

(2) Formerly named Risk-Managed Large Cap Growth Fund.


(3) Fee waiver exceeded management fee.


(4) Formerly named Global Value Fund (from inception to December 30, 2002) and International Value Fund (from December 31, 2002 to November 28, 2003).


(5) Formerly named International Fund.


(6) Formerly named Risk-Managed Large Cap Core Fund.


(7) Formerly named Small Cap Value Fund. The fee rate shown is for the period April 21, 2003 through July 31, 2003.



               Absent fee waivers, the management fees based on each Fund's net assets would have been 0.65% for all Funds except Small Company Value Fund and Money Market Fund. Absent fee waivers, the management fee based on each Fund's net assets for Small Company Value Fund would have been 0.75% and for Money Market Fund would have been 0.25%.


               For the six month fiscal period ended September 30, 2002, Small Company Value Fund paid Berger Financial (the Fund's former adviser) a management fee (net of fee waivers) of 0.40% based on

 68 Janus Adviser Series
               the Fund's average daily net assets. Absent fee waivers, the management fee based on the Fund's net assets would have been 0.85%. Berger Small Cap Value Fund II had a fiscal year end of September 30. Following the reorganization of Berger Small Cap Value Fund II into Janus Adviser Small Company Value Fund, the fiscal year end was changed to July 31. Advisory fees paid during the current fiscal period are noted in the table above.

SUBADVISERS

               ENHANCED INVESTMENT TECHNOLOGIES, LLC ("INTECH") serves as subadviser to Risk-Managed Growth Fund and Risk-Managed Core Fund. INTECH, 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, also serves as investment adviser to separately managed accounts. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH.


               PERKINS, WOLF, MCDONNELL AND COMPANY, LLC ("Perkins") serves as subadviser to Mid Cap Value Fund. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations as subadviser of Mid Cap Value Fund, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


               BAY ISLE FINANCIAL LLC serves as subadviser to Small Company Value Fund and served as subadviser to the Fund's predecessor since its inception in March 2002. Bay Isle, 475 14th Street, Suite 550, Oakland, California 94612, has been in the investment advisory business since 1987. Bay Isle provides day-to-day portfolio management to the Fund, as well as to other mutual funds and separate accounts. Janus Capital indirectly owns all of the outstanding voting shares of Bay Isle.

                                                     Management of the Funds  69

INVESTMENT PERSONNEL

JANUS PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Worldwide Fund, which he has co-managed or managed since inception. He served as Executive Vice President and Co-Manager of Janus Adviser International Growth Fund from inception to December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Mid Cap Growth Fund, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

 70 Janus Adviser Series

DAVID J. CORKINS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Growth and Income Fund, which he has managed since its inception. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. He holds a Bachelor of Arts degree in English and Russian from Dartmouth College and he received his Master of Business Administration degree from Columbia University in 1993.

BRENT A. LYNN
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser International Growth Fund, which he has co-managed or managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Balanced Fund and Janus Adviser Core Equity Fund, each of which she has managed since their inception. Ms. Reidy is also Portfolio Manager of other Janus accounts.
                   Ms. Reidy joined Janus Capital in 1995 as a research analyst. She received an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  71

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Growth Fund, which he has managed since its inception. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990.
                   He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Capital Appreciation Fund, which he has managed since its inception. Mr. Schoelzel is also Portfolio
                   Manager of other Janus accounts. Mr. Schoelzel joined
                   Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Flexible Income Fund, which he has managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado and he has earned the right to use the Chartered Financial Analyst designation.

 72 Janus Adviser Series

J. ERIC THORDERSON
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Money Market Fund, which he has managed since
                   January 2001. Mr. Thorderson is also Portfolio Manager of other Janus accounts. He joined Janus Capital in May 1996 as a research analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master of Business Administration degree from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

JASON P. YEE
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Foreign Stock Fund, which he has managed since its inception. Mr. Yee is also Portfolio Manager of other
                   Janus accounts. He joined Janus Capital in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000, Mr. Yee was a portfolio manager and managing director at Bee & Associates. He re-joined Janus in April 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  73

JANUS ASSISTANT PORTFOLIO MANAGERS

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Adviser Worldwide Fund. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in
                   Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.

GIBSON SMITH
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Adviser Flexible Income Fund. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith is also Portfolio Manager of other Janus accounts. Prior to joining Janus, Mr. Smith worked in the fixed-income division at Morgan Stanley from 1991 to 2001. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado at Boulder.

MINYOUNG SOHN
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Adviser Growth and Income Fund. He joined Janus Capital in 1998 as a research analyst. Mr. Sohn holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

 74 Janus Adviser Series

GARTH YETTICK
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Adviser
                   International Growth Fund. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First
                   Manhattan Consulting Group from 1994 to 1997. He holds a Bachelor's degree in Computer Science and Mathematics from Harvard College. He has earned the right to use the Chartered Financial Analyst designation.

INTECH PORTFOLIO MANAGERS

                   No one person of the investment team is primarily responsible for implementing the investment strategies of the Risk-Managed Funds. The team of investment professionals at INTECH work together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.

                                                     Management of the Funds  75

PERKINS PORTFOLIO MANAGERS

JEFF KAUTZ
--------------------------------------------------------------------------------
                   is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He has been a portfolio manager for Berger Mid Cap Value Fund since February 2002. Mr. Kautz has a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago.
                   Mr. Kautz has earned the right to use the Chartered
                   Financial Analyst designation.

ROBERT H. PERKINS
--------------------------------------------------------------------------------
                   is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. Robert Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. He has been a portfolio manager for Berger Mid Cap Value Fund and Berger Small Cap Value Fund since 1998 and 1985, respectively.
                   Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.

 76 Janus Adviser Series

THOMAS M. PERKINS
--------------------------------------------------------------------------------
                   has been the lead Co-Manager of Janus Adviser Mid Cap
                   Value Fund since its inception. Thomas Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. He has been a portfolio manager for Berger Mid Cap Value Fund since its inception in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. As lead Co-Manager, Thomas Perkins is responsible for the daily decisions of Mid Cap Value
                   Fund's security selection. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

BAY ISLE PORTFOLIO MANAGERS

JAKOB V. HOLM
--------------------------------------------------------------------------------
                   is Co-Manager of Small Company Value Fund. Mr. Holm has been a Co-Manager of the Fund's predecessor since its inception in March 2002. Mr. Holm joined Bay Isle in 2000 as a research analyst, analyzing equity and fixed-income securities. Prior to joining Bay Isle, Mr. Holm worked at Sand Hill Advisors as a research analyst from 1997 until 2000. He received a Master of International Management focusing on finance from Thunderbird, American Graduate School of International Management and a Bachelor's degree in Economics from Augustana College. Mr. Holm has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  77

WILLIAM F. K. SCHAFF
--------------------------------------------------------------------------------
                   is Co-Manager of Small Company Value Fund and President and Chief Investment Officer of Bay Isle. Mr. Schaff has been a Co-Manager of the Fund's predecessor since its inception in March 2002, and a portfolio manager on various accounts since 1986. Mr. Schaff co-founded Bay
                   Isle Financial Corporation, the predecessor of Bay Isle in 1986, and served as its Chief Executive Officer and Chief Investment Officer from 1986-2001. He has a Master's degree in Engineering from the University of California, Davis. Mr. Schaff has earned the right to use the Chartered Financial Analyst designation.

 78 Janus Adviser Series

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY PERKINS


               The following chart shows the historical performance of the Perkins Mid Cap Value Equity Composite. The accounts in the Composite have investment objectives, policies and strategies that are substantially similar to those of the Janus Adviser Mid Cap Value Fund. The Russell MidCap Value Index is the benchmark for the Fund and the Composite. In addition, the S&P MidCap 400 Index is a secondary benchmark for the Composite. As of September 30, 2003, the Perkins Mid Cap Value Equity Composite consisted of 12 advisory accounts, including six mutual fund portfolios. As of this date, the total assets of the Perkins Mid Cap Value Equity Composite were approximately $1.7 billion. The Janus mutual funds for which Perkins acts as subadviser are included in the Perkins Mid Cap Value Equity Composite. All accounts that have investment objectives, policies and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of Perkins and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.



               The performance shown is after advisory fees and transaction costs charged to the accounts in the Composite have been deducted. Janus Adviser Mid Cap Value Fund's fees and expenses are generally expected to be higher than those reflected in the Composite, which would reduce performance. Except for the mutual fund accounts, the accounts in the Composite were not subject to the investment limitations, diversification requirements or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which if imposed, could have adversely affected the Composite's performance. Except for the mutual fund accounts, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Mid Cap Value Fund. If these fees and expenses were included, returns would be lower.


                                                     Management of the Funds  79

               Average annual total return for periods ended 09/30/03


                                                    1 Year     5 Years   Since Inception(1)
  Perkins Mid Cap Value Equity Composite            30.42%     19.25%          19.25%
  Russell MidCap Value Index(2)                     28.30%      8.42%           8.42%
  S&P MidCap 400 Index(3)                           26.81%     11.96%          11.96%


(1) The inception date of the Composite was October 1, 1998. Total returns and expenses are not annualized for the first year of operations.



(2) The Russell MidCap Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.


(3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.


 80 Janus Adviser Series

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY INTECH

               The following chart shows the historical performance of the INTECH Broad Large Cap Growth Composite and the INTECH Large Cap Growth Composite. The accounts in the Composites have investment objectives, policies and strategies that are substantially similar to those of Janus Adviser Risk-Managed Growth Fund. Both Composites and the Fund are managed using INTECH's Large Cap Growth Strategy. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The benchmark index of the INTECH Broad Large Cap Growth Composite and the Fund is the Russell 1000 Growth Index, while the benchmark of the INTECH Large Cap Growth Composite is the S&P 500/Barra Growth Index. The Broad Large Cap Growth version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Large Cap Growth Composite. The returns for the INTECH Large Cap Growth Composite are shown to illustrate INTECH's investment style and demonstrate INTECH's ability to achieve its primary objective of outperforming the applicable benchmark index with respect to the accounts included in the Composites. While there has been a high correlation between the two indices, the Fund's performance is expected to more closely track the performance of the Russell 1000 Growth Index.


               As of September 30, 2003, the INTECH Broad Large Cap Growth Composite consisted of 20 advisory accounts, including two mutual fund portfolios. As of this date, the total assets of the INTECH Broad Large Cap Growth Composite were approximately $1.6 billion. The Janus mutual funds for which INTECH acts as subadviser are included in the INTECH Broad Large Cap Growth Composite. As of September 30, 2003, the INTECH Large Cap Growth Composite consisted of 57 advisory accounts. As of this date, the total assets of the INTECH Large Cap Growth Composite were approximately $3.3 billion. All accounts that have investment objectives, policies and strategies that are substantially similar to


                                                     Management of the Funds  81
               the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.



               The performance shown is after advisory fees and transaction costs charged to the accounts in each Composite have been deducted. Janus Adviser Risk-Managed Growth Fund's fees and expenses are generally expected to be higher than those reflected in the Composites, which would reduce performance. Except for the mutual fund accounts, the accounts in the Composites were not subject to the investment limitations, diversification requirements or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the Composites' performance. Except for the mutual fund accounts, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Risk-Managed Growth Fund. If these fees and expenses were included, returns would be lower.


               Average annual total returns for periods ended 09/30/03


                                                                                   Since      Inception
                                                  1 Year    5 Years   10 Years   Inception     Date(1)
  INTECH Broad Large Cap Growth Composite          25.44%      N/A        N/A     (11.48)%    10/31/2000
  Russell 1000 Growth Index(2)                     25.92%      N/A        N/A     (18.19)%    10/31/2000
  INTECH Large Cap Growth Composite                24.73%     6.98%     16.08%     15.84%     06/30/1993
  S&P 500/Barra Growth Index(3)                    22.43%    (1.05)%    10.54%     10.27%     06/30/1993


(1) Total returns and expenses are not annualized for the first year of operations.



(2) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.


(3) The S&P 500/Barra Growth Index is designed to differentiate between fast growing companies and slower growing or undervalued companies and includes those stocks in the S&P 500 Index that have higher price/book ratios. The S&P 500 Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.


 82 Janus Adviser Series

               The following chart shows the historical performance of the INTECH Large Cap Core Aggressive Composite and the INTECH Large Cap Core Composite. The accounts in the Composites have investment objectives, policies and strategies that are substantially similar to those of Janus Adviser Risk-Managed Core Fund. The S&P 500 Index is the benchmark for the Fund and the Composites. Both Composites and the Fund are managed using INTECH's Large Cap Core Strategy and use the S&P 500 as their benchmark index. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The Large Cap Core Aggressive version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Large Cap Core Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index.


               As of September 30, 2003, the INTECH Large Cap Core Aggressive Composite consisted of five advisory accounts, including four mutual fund portfolios. As of this date, the total assets of the INTECH Large Cap Core Aggressive Composite were approximately $206 million. The Janus mutual funds for which INTECH acts as subadviser are included in the INTECH Large Cap Core Aggressive Composite. As of September 30, 2003, the INTECH Large Cap Core Composite consisted of 20 advisory accounts. As of this date, the total assets of the INTECH Large Cap Core Composite were approximately $4.3 billion. All accounts that have investment objectives, policies and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.



               The performance shown is after advisory fees and transaction costs charged to the accounts in each Composite have been deducted. Janus Adviser Risk-Managed Core Fund's fees and expenses are generally expected to be higher than those reflected in the


                                                     Management of the Funds  83

               Composites, which would reduce performance. Except for the mutual fund accounts, the accounts in the Composites were not subject to the investment limitations, diversification requirements or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the Composites' performance. Except for the mutual fund accounts, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Risk-Managed Core Fund. If these fees and expenses were included, returns would be lower.


               Average annual total returns for periods ended 09/30/03


                                                                                Since        Inception
                                            1 Year     5 Years    10 Years    Inception       Date(1)
  INTECH Large Cap Core Aggressive
   Composite                                 22.05%       N/A        N/A        (4.89)%      07/31/2001
  S&P 500 Index(2)                           24.40%       N/A        N/A        (7.11)%      07/31/2001
  INTECH Large Cap Core Composite            23.42%      4.03%     10.89%       11.21%       06/30/1987
  S&P 500 Index(2)                            0.25%      1.00%     10.05%       10.18%       06/30/1987


(1) Total returns and expenses are not annualized for the first year of operations.



(2) The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


 84 Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES


               The Funds currently offer two classes of shares. Class I Shares is offered by this Prospectus. The Shares of both classes are generally available only in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Not all financial intermediaries offer both classes. IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you previously owned shares of Berger Small Cap Value Fund II - Investor Shares directly, you may call a Janus Representative at 1-800-525-3713 to purchase, redeem or exchange shares. If you would like additional information about Class C Shares, please call 1-800-525-0020.



               PENDING LEGAL MATTERS



               On September 3, 2003, the New York Attorney General filed a complaint against Canary Capital Partners, LLC (a hedge fund, "Canary") and related parties in connection with an investigation into late day trading and "market timing" of mutual fund shares. Although the complaint did not name Janus Capital as a defendant, it alleged that Janus Capital allowed Canary to market time selected Janus funds in contradiction to stated policies of the prospectus.



               Market timing is an investment technique involving frequent short-term trading of mutual fund shares. The technique is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains, which may dilute returns for long-term shareholders. Such frequent trading is discouraged by Janus Capital because this activity may interfere with the management of a fund. Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading


                                                           Other information  85
               arrangements across its US-based mutual fund business, and that significant frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.



               The complaint does not allege any late day trading through Janus funds. However, Janus Capital cannot assure you that intermediaries properly submitted to the funds all purchase and redemption orders received from the intermediaries' customers before the time for determination of a fund's net asset value in order to obtain that day's price. In accordance with recommendations of the Chairman of the U.S. Securities and Exchange Commission to the mutual fund industry as a whole, Janus Capital is seeking assurances from broker-dealers and other intermediaries that they have followed and are following all relevant rules and regulations, as well as the Janus funds' internal policies and procedures, regarding the handling of their customers' orders on a timely basis.



               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the New York Attorney General's complaint. In addition, in response to such allegations, Janus Capital has announced it will:



               - Pay to the affected funds all management and advisory fees that it received from any permitted discretionary market timing arrangements; and



               - Make further amends to shareholders of the affected funds if it is determined that those arrangements adversely impacted them in any way.



               The U.S. Securities and Exchange Commission is also conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. Janus Capital has also received a request from the National Association of Securities Dealers, Inc., for information regarding the sale of


 86 Janus Adviser Series
               fund securities through registered broker-dealers. Janus Capital is cooperating with all such inquiries.



               Subsequent to the filing of the New York Attorney General's complaint against Canary, multiple lawsuits, including class action and shareholder derivative suits, have been filed against the affected funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; (iii) breach of contract; (iv) unjust enrichment and (v) violations of section 1962 of the Racketeering, Influenced and Corrupt Organizations Act. The lawsuits have been filed in both Federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.



               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the near future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.


               ADMINISTRATIVE SERVICES FEE

               Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers who invest in the Funds.

                                                           Other information  87

               DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act, (the "Class I Plan"), Class I Shares of the Funds may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of a Fund. Under the terms of the Class I Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution services performed by such entities for investors in Class I Shares. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 88 Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within a single Fund.

FUNDS OTHER THAN MONEY MARKET FUND

               DISTRIBUTION SCHEDULE

               Dividends for Growth and Income Fund and Balanced Fund are normally declared and distributed in March, June, September and December. Dividends for the other Equity Funds are normally declared and distributed in December. Dividends for Flexible Income Fund are normally declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. Capital gains are normally declared and distributed in December for all of the Funds.

               HOW DISTRIBUTIONS AFFECT NAV

               Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on

                                                     Distributions and taxes  89

               December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary as to potential tax consequences of any distributions that may be paid shortly after purchase.

               For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

MONEY MARKET FUND

               For Money Market Fund, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

 90 Janus Adviser Series

               For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Your financial intermediary will provide this information to you and to the IRS.

               Income dividends or capital gains distributions made by a Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the

                                                     Distributions and taxes  91
               qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

               TAXATION OF THE FUNDS

               Dividends, interest and some gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 92 Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


               Investors generally may not purchase or redeem Shares of the Funds directly. Shares may be purchased or redeemed only through retirement plans, brokers, bank trust departments, financial advisers or other financial intermediaries. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of Shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES. However, if you previously owned shares of Berger Small Cap Value Fund II - Investor Shares directly, you may call a Janus Representative at 1-800-525-3713 to purchase, redeem or exchange shares.


PRICING OF FUND SHARES


               Investments in Class I Shares will be duly processed at the NAV next calculated after an order is received in good order by a Fund or its agent. Your financial intermediary may charge you a separate or additional fee for purchases of Class I Shares.



               In order to receive a day's price, your order must be received by a Fund or its agent by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities of the Funds other than Money Market Fund are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, a Fund's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.


               Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to

                                                         Shareholder's guide  93
               purchase or redeem the Fund's Shares to the extent a Fund is invested in such markets.

               Money Market Fund's securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

PURCHASES


               Purchases of Shares may be made only through institutional channels such as retirement plans and financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition of shareholders for the Funds or that provide services in connection with investments in the Funds. You may wish to consider such arrangements when evaluating any recommendation of the Funds. If you previously owned Shares of Berger Small Cap Value Fund II - Investor Shares directly, you may call a Janus Representative at 1-800-525-3713 to purchase additional Shares.



               Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading" below.


               Although there is no present intention to do so, the Funds may discontinue sales of any class of Shares if management and the

 94 Janus Adviser Series

               Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund's Shares are discontinued, it is expected that existing plan participants and other shareholders invested in that Fund would be permitted to continue to authorize investments in that Fund and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               MINIMUM INVESTMENT REQUIREMENTS
               Financial intermediaries must maintain a $100,000 minimum aggregate account balance in Class I Shares of a Fund, except for defined contribution plans and broker wrap accounts.

               SYSTEMATIC PURCHASE PLAN

               You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


EXCHANGES


               Contact your financial intermediary or consult your plan documents to exchange into other Funds in Janus Adviser Series. Be sure to read the prospectus of the Fund you are exchanging into. An exchange is generally a taxable transaction (except for qualified plan accounts).


               - You may generally exchange Shares of a Fund only for Shares of the same class of another Fund in Janus Adviser or in any Fund of the Trust offered through your financial intermediary or qualified plan.

               - You must meet the minimum investment amount for each Fund.

               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - An exchange from Class I Shares of Risk-Managed Growth Fund,
                 Foreign Stock Fund, International Growth Fund, Worldwide

                                                         Shareholder's guide  95

                 Fund and Risk-Managed Core Fund held for three months or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee" below.



               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, see "Excessive Trading" below.


REDEMPTIONS


               Redemptions, like purchases, may generally be effected only through retirement plans and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. If you previously owned shares of Berger Small Cap Value Fund II - Investor Shares directly, you may call a Janus Representative at 1-800-525-3713 to redeem Shares.





               Shares of any Fund may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.



REDEMPTION FEE



               Redemptions (and exchanges) from Class I Shares of Risk-Managed Growth Fund, Foreign Stock Fund, International Growth Fund, Worldwide Fund and Risk-Managed Core Fund held for three months or less may be subject to the Funds' redemption fee. Currently, the redemption fee is 1.00% of a shareholder's redemption proceeds. Effective March 1, 2004, the redemption fee for the Funds listed above will increase to 2.00% on Shares purchased on or after that date. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-


 96 Janus Adviser Series
               term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.



               Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.



               However, the redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans; (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.



               In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the fund;
               (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.



               In addition to the circumstances noted in the preceding paragraph, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the


                                                         Shareholder's guide  97

               Funds reserve the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.


               SYSTEMATIC WITHDRAWAL PLAN


               You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


EXCESSIVE TRADING


               The Funds are intended for long-term investment purposes only. The Funds will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds reserve the right to reject any purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager believes that he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.



               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. However, the Funds cannot always


 98 Janus Adviser Series
               identify or reasonably detect excessive trading which may be facilitated by financial intermediaries or made difficult to identify by the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds. Transactions accepted by your financial intermediary in violation of the Funds' excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your intermediary.



               The Funds' excessive trading policy generally does not apply to Janus Adviser Money Market Fund, although Janus Adviser Money Market Fund at all times reserves the right to reject any purchase request (including exchange purchases) for any reason without prior notice.


SHAREHOLDER COMMUNICATIONS

               Shareholders will receive annual and semiannual reports including the financial statements of the Funds that they have authorized for investment. Each report from their financial intermediaries will show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. The Trust's fiscal year ends July 31.

                                                         Shareholder's guide  99

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               Class I Shares of Janus Adviser Series, which formerly had no class designation, commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. For each Fund of Janus Adviser Series (except Foreign Stock Fund, Risk-Managed Growth Fund, Risk-Managed Core Fund, Mid Cap Value Fund and Small Company Value Fund), financial highlights are presented below for periods ending prior to August 1, 2000 for the Retirement Shares of the Predecessor Fund of Janus Aspen Series (from inception of the Retirement Shares for each period shown).

               The information for Janus Adviser Small Company Value Fund has been derived from the financial statements of the Investor Shares Class of the Berger Small Cap Value Fund II, which together with Institutional and Service Shares, was reorganized into the Fund on April 21, 2003. Berger Small Cap Value Fund II had a fiscal year end of September 30. Following the reorganization, Small Company Value Fund changed its fiscal year end to July 31.


               Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The information shown for the fiscal periods ended July 31 and September 30 (for Janus Adviser Small Company Value Fund) has been audited by PricewaterhouseCoopers LLP, whose report, along with Janus Adviser Series' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.



               The total returns in the tables below represent the rate that an investor would have earned (or lost) on an investment in the Retirement Shares of each of the Predecessor Funds prior to August 1, 2000, and the rate the investor would have earned (or lost) on an investment in Class I Shares of Janus Adviser Series for the fiscal years or period ended July 31 or September 30 (for Small Company Value Fund) of each period shown below (assuming reinvestment of all dividends and distributions).


 100 Janus Adviser Series

CAPITAL APPRECIATION FUND - CLASS I
                                                                                                   Janus Aspen
                                                 Janus Adviser Capital                   Capital Appreciation Portfolio -
                                                   Appreciation Fund                            Retirement Shares
----------------------------------------------------------------------------------------------------------------------------
                                                                                      Period ended          Years ended
                                                  Years ended July 31                   July 31,            December 31
                                            2003            2002          2001          2000(1)          1999         1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                 $18.75         $22.61        $31.32          $33.00         $19.86       $12.62
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income/(loss)               --         (0.01)          0.25            0.09         (0.08)       (0.04)
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                              0.82         (3.80)        (8.79)          (1.66)          13.22         7.28
  4.  Total from investment operations         0.82         (3.81)        (8.54)          (1.57)          13.14         7.24
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                (0.01)         (0.05)        (0.17)          (0.10)             --           --
  6.  Distributions (from capital
      gains)                                     --             --            --          (0.01)             --           --
  7.  Return of Capital                       --(2)             --            --              --             --           --
  8.  Total distributions                    (0.01)         (0.05)        (0.17)          (0.11)             --           --
  9.  NET ASSET VALUE, END OF PERIOD         $19.56         $18.75        $22.61          $31.32         $33.00       $19.86
 10.  Total return*                           4.34%       (16.86%)      (27.35%)         (4.74%)         66.16%       57.37%
 11.  Net assets, end of period (in
      thousands)                         $1,069,694       $587,271      $230,806        $118,394        $23,529          $20
 12.  Average net assets for the
      period (in thousands)                $763,621       $512,270      $180,005         $65,965         $4,402          $15
 13.  Ratio of gross expenses to
      average net assets**(3)                 1.18%(4)       1.18%(4)      1.18%(4)        1.17%(5)       1.19%(5)     1.44%(5)
 14.  Ratio of net expenses to average
      net assets**(6)                         1.18%          1.18%         1.18%           1.17%          1.19%        1.44%
 15.  Ratio of net investment
      income/(loss) to average net
      assets**                              (0.13%)          0.21%         1.04%           0.97%          0.23%      (0.25%)
 16.  Portfolio turnover rate**                 41%            62%           56%             13%            52%          91%
----------------------------------------------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.

(1) Period January 1, 2000 to July 31, 2000.


(2) Return of Capital aggregated less than $0.01 on per share basis for the period ended July 31, 2003.

(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The ratio was 1.19% in the fiscal year ended July 31, 2003, 1.18% in the fiscal year ended July 31, 2002 and 1.26% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Capital Appreciation Fund.

                                                       Financial highlights  101

(5) The ratio was 1.18% in the fiscal period ended July 31, 2000, 1.28% in the fiscal year ended December 31, 1999, and 1.49% in the fiscal year ended December 31, 1998 before reduction of the management fees to the effective rate of Janus Olympus Fund until May 1, 1999, and of Janus Twenty Fund thereafter.

(6) The expense ratio reflects expenses after any expense offset arrangements.

 102 Janus Adviser Series

GROWTH FUND - CLASS I                                                                             JANUS ASPEN
                                                      Janus Adviser                            Growth Portfolio -
                                                       Growth Fund                             Retirement Shares
--------------------------------------------------------------------------------------------------------------
                                                                                     Period ended          Years ended
                                                   Years ended July 31                 July 31,            December 31
                                             2003          2002          2001          2000(1)          1999         1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                 $16.08        $23.14        $30.82          $33.63         $23.45       $18.46
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)               --            --            --          (0.02)           0.07       (0.03)
  3.  Net gains or (losses) on securities
      (both realized and unrealized)           1.34        (7.06)        (7.68)          (0.22)          10.25         6.32
  4.  Total from investment operations         1.34        (7.06)        (7.68)          (0.24)          10.32         6.29
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                    --            --            --              --             --           --
  6.  Distributions (from capital gains)         --            --            --          (2.57)         (0.14)       (1.30)
  7.  Total distributions                        --            --            --          (2.57)         (0.14)       (1.30)
  8.  NET ASSET VALUE, END OF PERIOD         $17.42        $16.08        $23.14          $30.82         $33.63       $23.45
  9.  Total return*                           8.40%      (30.51%)      (24.91%)         (0.64%)         44.12%       34.99%
 10.  Net assets, end of period (in
      thousands)                           $404,787      $283,413      $265,032        $189,318        $59,334          $18
 11.  Average net assets for the period
      (in thousands)                       $328,576      $323,098      $247,176        $127,737        $12,209          $13
 12.  Ratio of gross expenses to average
      net assets**(2)                         1.17%(3)      1.18%(3)      1.17%(3)        1.17%(4)       1.17%(4)     1.18%(4)
 13.  Ratio of net expenses to average
      net assets**(5)                         1.17%         1.17%         1.17%           1.17%          1.17%        1.18%
 14.  Ratio of net investment
      income/(loss) to average net
      assets**                              (0.39%)       (0.38%)       (0.04%)         (0.30%)        (0.25%)      (0.23%)
 15.  Portfolio turnover rate**                 43%           41%           42%             46%            53%          73%
---------------------------------------------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.

(1) Period January 1, 2000 to July 31, 2000.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.20% in the fiscal year ended July 31, 2003, 1.21% in the fiscal year ended July 31, 2002 and 1.23% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Growth Fund.


(4) The ratio was 1.17% in the fiscal period ended July 31, 2000, 1.19% in the fiscal year ended December 31, 1999, and 1.25% in the fiscal year ended December 31, 1998 before reduction of the management fees to the effective rate of Janus Fund.


(5) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  103

GROWTH AND INCOME FUND - CLASS I
                                                                                                   Janus Aspen
                                                      Janus Adviser                       Growth and Income Portfolio -
                                                  Growth and Income Fund                        Retirement Shares
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          Year or Period
                                                                                      Period ended             ended
                                                   Years ended July 31                  July 31,            December 31
                                            2003          2002           2001           2000(1)          1999       1998(2)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                $12.49         $15.57         $19.28         $20.68         $11.94      $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)            0.05           0.02           0.07           0.02         (0.01)        0.01
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                             0.77         (3.06)         (3.73)         (1.08)           8.75        1.93
  4.  Total from investment operations        0.82         (3.04)         (3.66)         (1.06)           8.74        1.94
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                               (0.05)         (0.04)         (0.05)         (0.03)             --          --
  6.  Distributions (from capital gains)        --             --             --         (0.31)             --          --
  7.  Total distributions                   (0.05)         (0.04)         (0.05)         (0.34)             --          --
  8.  NET ASSET VALUE, END OF PERIOD        $13.26         $12.49         $15.57         $19.28         $20.68      $11.94
  9.  Total return*                          6.60%       (19.61%)       (18.93%)        (5.13%)         73.20%      19.40%
 10.  Net assets, end of period (in
      thousands)                          $286,607       $218,310        $34,608        $17,894         $6,982         $12
 11.  Average net assets for the period
      (in thousands)                      $243,679       $155,582        $22,767        $11,641         $1,826         $10
 12.  Ratio of gross expenses to average
      net assets**(3)                        1.22%(4)       1.23%(4)       1.52%(4)       1.25%(5)       1.53%(5)    1.72%(5)
 13.  Ratio of net expenses to average
      net assets**(6)                        1.22%          1.22%          1.52%          1.24%          1.53%       1.72%
 14.  Ratio of net investment
      income/(loss) to average net
      assets**                               0.41%          0.25%          0.52%          0.35%          0.11%       0.21%
 15.  Portfolio turnover rate**                37%            40%            51%            27%            59%         62%
---------------------------------------------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.

(1) Period January 1, 2000 to July 31, 2000.


(2) Period May 1, 1998 (inception) to December 31, 1998.

(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The ratio was 1.22% in the fiscal year ended July 31, 2003, 1.23% in the fiscal year ended July 31, 2002 and 1.87% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Growth and Income Fund.

(5) The ratio was 1.25% in the fiscal period ended July 31, 2000, 1.62% in the fiscal year ended December 31, 1999, and 3.53% in the fiscal period ended December 31, 1998 before reduction of the management fees to the effective rate of Janus Growth and Income Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.

 104 Janus Adviser Series

MID CAP GROWTH FUND+ - CLASS I                                                                     JANUS ASPEN
                                                 Janus Adviser Mid Cap                    Aggressive Growth Portfolio -
                                                      Growth Fund                               Retirement Shares
----------------------------------------------------------------------------------------------------------------------------
                                                                                      Period ended          Years ended
                                                  Years ended July 31                   July 31,            December 31
                                            2003            2002          2001          2000(1)          1999         1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                $15.86          $24.70        $50.78          $58.91         $27.42       $20.49
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income/(loss)              --              --            --          (0.17)           0.19       (0.12)
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                             2.49          (8.84)       (26.08)          (1.63)          32.70         7.05
  4.  Total from investment operations        2.49          (8.84)       (26.08)          (1.80)          32.89         6.93
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                   --              --            --              --             --           --
  6.  Distributions (from capital
      gains)                                    --              --            --          (6.33)         (1.40)           --
  7.  Total distributions                       --              --            --          (6.33)         (1.40)           --
  8.  NET ASSET VALUE, END OF PERIOD        $18.35          $15.86        $24.70          $50.78         $58.91       $27.42
  9.  Total return*                         15.70%        (35.79%)      (51.36%)         (3.17%)        124.34%       33.58%
 10.  Net assets, end of period (in
      thousands)                          $267,000        $240,642      $335,677        $302,466        $47,928          $17
 11.  Average net assets for the
      period (in thousands)               $233,967        $294,324      $351,618        $162,084         $9,786          $14
 12.  Ratio of gross expenses to
      average net assets**(2)                1.16%(3)        1.17%(3)      1.16%(3)        1.17%(4)       1.19%(4)     1.26%(4)
 13.  Ratio of net expenses to average
      net assets**(5)                        1.16%           1.16%         1.16%           1.17%          1.19%        1.26%
 14.  Ratio of net investment
      income/(loss) to average net
      assets**                             (0.56%)         (0.71%)       (0.64%)         (1.01%)        (1.00%)      (0.86%)
 15.  Portfolio turnover rate**                43%             88%           79%             84%           105%         132%
----------------------------------------------------------------------------------------------------------------------------


 +  Formerly named Aggressive Growth Fund.
 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.

(1) Period January 1, 2000 to July 31, 2000.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.22% in the fiscal year ended July 31, 2003, 1.20% in the fiscal year ended July 31, 2002, and 1.23% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Mid Cap Growth Fund.


(4) The ratio was 1.17% in the fiscal period ended July 31, 2000, 1.19% in the fiscal year ended December 31, 1999, and 1.29% in the fiscal year ended December 31, 1998 before reduction of the management fees to the effective rate of Janus Enterprise Fund.


(5) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  105

RISK-MANAGED GROWTH FUND+ - CLASS I
                                                                    For the period ended
                                                                      July 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                           0.01
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                            1.12
  4.  Total from investment operations                                       1.13
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                       $11.13
  9.  Total return*                                                        11.30%
 10.  Net assets, end of period (in thousands)                            $33,960
 11.  Average net assets for the period (in thousands)                     $8,949
 12.  Ratio of gross expenses to average net assets**(2)                    1.75%(3)
 13.  Ratio of net expenses to average net assets**(4)                      1.75%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                            (1.00%)
 15.  Portfolio turnover rate**                                               62%
----------------------------------------------------------------------------------------


 +  Formerly named Risk-Managed Large Cap Growth Fund.
 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) Period January 2, 2003 (commencement of investment operations) through July 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 2.50% in the fiscal year ended July 31, 2003 before waiver of certain fees and expense offsets incurred by Risk-Managed Growth Fund.

(4) The expense ratio reflects expenses after any expense offset arrangements.

 106 Janus Adviser Series

FOREIGN STOCK FUND+ - CLASS I
------------------------------------------------------------------------------------------------
                                                              Years or Period ended July 31
                                                              2003           2002        2001(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                    $9.50           $9.82       $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                             0.03              --         0.01
  3.  Net gains or (losses) on securities (both realized
      and unrealized)                                        (0.15)          (0.31)       (0.19)
  4.  Total from investment operations                       (0.12)          (0.31)       (0.18)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                     --          (0.01)           --
  6.  Distributions (from capital gains)                         --              --           --
  7.  Total distributions                                        --          (0.01)           --
  8.  NET ASSET VALUE, END OF PERIOD                          $9.38           $9.50        $9.82
  9.  Total return*                                         (1.26%)         (3.24%)      (1.70%)
 10.  Net assets, end of period (in thousands)               $2,308          $2,669       $1,981
 11.  Average net assets for the period (in thousands)       $2,158          $2,426       $1,974
 12.  Ratio of gross expenses to average net assets**(2)      1.76%(3)        1.75%(3)     1.75%(3)
 13.  Ratio of net expenses to average net assets**(4)        1.75%           1.75%        1.75%
 14.  Ratio of net investment income/(loss) to average
      net assets**                                            0.31%         (0.24%)        0.50%
 15.  Portfolio turnover rate**                                 81%             59%           0%
------------------------------------------------------------------------------------------------


 + Formerly named Global Value Fund (from inception to December 30, 2002) and International Value Fund (from December 31, 2002 to November 28, 2003).
 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.

(1) Period May 1, 2001 (inception) to July 31, 2001.

(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 6.99% in the fiscal year ended July 31, 2003, 3.43% in the fiscal year ended July 31, 2002 and 10.35% in the fiscal period ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Foreign Stock Fund.
(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  107

INTERNATIONAL GROWTH FUND+ - CLASS I
                                                                                                  Janus Aspen
                                                      Janus Adviser                    International Growth Portfolio -
                                                International Growth Fund                      Retirement Shares
--------------------------------------------------------------------------------------------------------------------------
                                                                                     Period ended          Years ended
                                                   Years ended July 31                 July 31,            December 31
                                             2003          2002          2001          2000(1)          1999         1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                 $19.50        $25.79        $36.85         $38.56          $21.27      $18.44
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)             0.18          0.04          0.21           0.42              --        0.05
  3.  Net gains or (losses) on securities
      (both realized and unrealized)           0.27        (6.24)       (11.09)         (0.49)           17.30        3.07
  4.  Total from investment operations         0.45        (6.20)       (10.88)         (0.07)           17.30        3.12
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                (0.08)        (0.09)        (0.09)         (0.39)          (0.01)      (0.01)
  6.  Distributions (from capital gains)         --            --        (0.09)         (1.25)              --      (0.28)
  7.  Total distributions                    (0.08)        (0.09)        (0.18)         (1.64)          (0.01)      (0.29)
  8.  NET ASSET VALUE, END OF PERIOD         $19.87        $19.50        $25.79         $36.85          $38.56      $21.27
  9.  Total return*                           2.31%      (24.10%)      (29.62%)        (0.10%)          81.32%      16.86%
 10.  Net assets, end of period (in
      thousands)                           $476,269      $531,121      $430,299        $48,003         $16,986         $17
 11.  Average net assets for the period
      (in thousands)                       $487,811      $531,737      $284,760        $33,338          $3,738         $13
 12.  Ratio of gross expenses to average
      net assets**(2)                         1.24%(3)      1.25%(3)      1.24%(3)       1.22%(4)        1.25%(4)    1.35%(4)
 13.  Ratio of net expenses to average
      net assets**(5)                         1.24%         1.24%         1.24%          1.22%           1.24%       1.35%
 14.  Ratio of net investment
      income/(loss) to average net
      assets**                                0.86%         0.37%         0.95%          2.58%         (0.29%)       0.26%
 15.  Portfolio turnover rate**                109%           72%           66%            52%             80%         93%
--------------------------------------------------------------------------------------------------------------------------


 +  Formerly named International Fund.
 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.

(1) Period January 1, 2000 to July 31, 2000.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.26% in the fiscal year ended July 31, 2003, 1.26% in the fiscal year ended July 31, 2002 and 1.31% in the fiscal year ended July 31, 2001 before waiver of certain fees and expenses offsets incurred by International Growth Fund.


(4) The ratio was 1.22% in the fiscal period ended July 31, 2000, 1.32% in the fiscal year ended December 31, 1999, and 1.44% in the fiscal year ended December 31, 1998 before reduction of the management fees to the effective rate of Janus Overseas Fund.


(5) The expense ratio reflects expenses after any expense offset arrangements.


 108 Janus Adviser Series

                                                                                                   Janus Aspen
WORLDWIDE FUND - CLASS I                                                                  WORLDWIDE GROWTH PORTFOLIO -
                                             Janus Adviser Worldwide Fund                       Retirement Shares
----------------------------------------------------------------------------------------------------------------------------
                                                                                     Period ended           Years ended
                                                 Years ended July 31                   July 31,             December 31
                                          2003            2002           2001          2000(1)           1999         1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                               $23.20          $31.27        $43.67          $47.56          $29.06       $23.36
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income/(loss)           0.16            0.05          0.27            0.03          (0.04)         0.02
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                            0.16          (8.08)       (12.44)          (0.26)           18.54         6.57
  4.  Total from investment
      operations                             0.32          (8.03)       (12.17)          (0.23)           18.50         6.59
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                              (0.09)          (0.04)        (0.23)              --              --       (0.02)
  6.  Distributions (from capital
      gains)                                   --              --            --          (3.66)              --       (0.87)
  7.  Total distributions                  (0.09)          (0.04)        (0.23)          (3.66)              --       (0.89)
  8.  NET ASSET VALUE, END OF PERIOD       $23.43          $23.20        $31.27          $43.67          $47.56       $29.06
  9.  Total return*                         1.35%        (25.73%)      (27.93%)         (0.42%)          63.66%       28.25%
 10.  Net assets, end of period (in
      thousands)                       $1,124,330      $1,059,083      $949,967        $409,780        $174,399       $5,837
 11.  Average net assets for the
      period (in thousands)            $1,070,521      $1,072,786      $696,848        $316,174         $49,424       $1,742
 12.  Ratio of gross expenses to
      average net assets**(2)               1.20%(3)        1.21%(3)      1.20%(3)        1.20%(4)        1.21%(4)     1.22%(4)
 13.  Ratio of net expenses to
      average net assets**(5)               1.20%           1.20%         1.20%           1.20%           1.21%        1.22%
 14.  Ratio of net investment
      income/(loss) to average net
      assets**                              0.78%           0.27%         0.66%              --         (0.34%)      (0.02%)
 15.  Portfolio turnover rate**               95%             76%           72%             47%             67%          77%
----------------------------------------------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.

(1) Period January 1, 2000 to July 31, 2000.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.23% in the fiscal year ended July 31, 2003, 1.21% in the fiscal year ended July 31, 2002 and 1.25% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Worldwide Fund.


(4) The ratio was 1.20% in the fiscal period ended July 31, 2000, 1.21% in the fiscal year ended December 31, 1999, and 1.32% in the fiscal year ended December 31, 1998 before reduction of the management fees to the effective rate of Janus Worldwide Fund.


(5) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  109

BALANCED FUND - CLASS I                                                                 JANUS ASPEN
                                            Janus Adviser                           Balanced Portfolio -
                                            Balanced Fund                            Retirement Shares
-----------------------------------------------------------------------------------------------------------------
                                                                           Period ended          Years ended
                                         Years ended July 31                 July 31,            December 31
                                   2003          2002          2001          2000(1)          1999         1998
  1.  NET ASSET VALUE,
      BEGINNING OF PERIOD          $21.38        $23.45        $25.14          $28.04         $22.59       $17.47
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment
      income/(loss)                  0.35          0.43          0.53            0.28           0.46         0.21
  3.  Net gains or (losses) on
      securities (both realized
      and unrealized)                0.56        (2.05)        (1.76)          (0.52)           5.41         5.58
  4.  Total from investment
      operations                     0.91        (1.62)        (1.23)          (0.24)           5.87         5.79
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)           (0.36)        (0.45)        (0.46)          (0.33)         (0.42)       (0.18)
  6.  Distributions (from
      capital gains)                   --            --            --          (2.33)             --       (0.49)
  7.  Total distributions          (0.36)        (0.45)        (0.46)          (2.66)         (0.42)       (0.67)
  8.  NET ASSET VALUE, END OF
      PERIOD                       $21.93        $21.38        $23.45          $25.14         $28.04       $22.59
  9.  Total return*                 4.37%       (6.97%)       (4.92%)         (0.86%)         26.13%       33.59%
 10.  Net assets, end of period
      (in thousands)             $937,114      $749,601      $530,639        $140,179        $53,598      $17,262
 11.  Average net assets for
      the period (in thousands)  $816,137      $682,559      $336,439         $96,509        $28,498       $3,650
 12.  Ratio of gross expenses
      to average net
      assets**(2)                   1.17%(3)      1.17%(3)      1.17%(3)        1.17%(4)       1.19%(4)     1.24%(4)
 13.  Ratio of net expenses to
      average net assets**(5)       1.17%         1.17%         1.17%           1.17%          1.19%        1.24%
 14.  Ratio of net investment
      income/(loss) to average
      net assets**                  1.66%         1.98%         2.52%           2.67%          2.36%        2.04%
 15.  Portfolio turnover rate**       67%           85%          129%             59%            92%          70%
-----------------------------------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.

(1) Period January 1, 2000 to July 31, 2000.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.18% in the fiscal year ended July 31, 2003, 1.19% in the fiscal year ended July 31, 2002 and 1.22% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Balanced Fund.


(4) The ratio was 1.17% in the fiscal period ended July 31, 2000, 1.19% in the fiscal year ended December 31, 1999, and 1.26% in the fiscal year ended December 31, 1998 before reduction of the management fees to the effective rate of Janus Balanced Fund.


(5) The expense ratio reflects expenses after any expense offset arrangements.


 110 Janus Adviser Series

CORE EQUITY FUND - CLASS I                                                                         JANUS ASPEN
                                                        Janus Adviser                       Equity Income Portfolio -
                                                      Core Equity Fund                          Retirement Shares
----------------------------------------------------------------------------------------------------------------------------
                                                                                      Period ended          Years ended
                                                     Years ended July 31                July 31,            December 31
                                              2003          2002          2001          2000(1)          1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD    $13.92        $17.02        $19.99         $27.07          $19.28       $13.42
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)            (0.01)            --          0.03         (0.03)            0.03       (0.05)
  3.  Net gains or (losses) on securities
      (both realized and unrealized)            0.72        (3.10)        (2.77)         (0.88)            7.85         6.12
  4.  Total from investment operations          0.71        (3.10)        (2.74)         (0.91)            7.88         6.07
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                     --            --        (0.03)             --              --           --
  6.  Distributions (from capital gains)          --            --        (0.20)         (6.17)          (0.09)       (0.21)
  7.  Total distributions                         --            --        (0.23)         (6.17)          (0.09)       (0.21)
  8.  NET ASSET VALUE, END OF PERIOD          $14.63        $13.92        $17.02         $19.99          $27.07       $19.28
  9.  Total return*                            5.17%      (18.21%)      (13.80%)        (3.34%)          40.94%       45.55%
 10.  Net assets, end of period (in
      thousands)                             $38,327       $16,101        $7,134         $1,369            $464          $20
 11.  Average net assets for the period (in
      thousands)                             $25,550       $12,869        $3,985         $1,264            $128          $16
 12.  Ratio of gross expenses to average
      net assets**(2)                          1.61%(3)      1.70%(3)      1.75%(3)       1.76%(4)        1.78%(4)     1.75%(4)
 13.  Ratio of net expenses to average net
      assets**(5)                              1.60%         1.68%         1.75%          1.76%           1.77%        1.75%
 14.  Ratio of net investment income/(loss)
      to average net assets**                (0.17%)       (0.16%)         0.02%        (0.30%)         (0.04%)      (0.33%)
 15.  Portfolio turnover rate**                  71%           97%          108%            86%            114%          79%
----------------------------------------------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.

(1) Period January 1, 2000 to July 31, 2000.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.61% in the fiscal year ended July 31, 2003, 1.70% in the fiscal year ended July 31, 2002 and 5.06% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Core Equity Fund.


(4) The ratio was 2.07% in the fiscal period ended July 31, 2000, 1.91% in the fiscal year ended December 31, 1999, and 2.36% in the fiscal year ended December 31, 1998 before fee waiver and reduction of the management fees to the effective rate of Janus Equity Income Fund.


(5) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  111

RISK-MANAGED CORE FUND+ - CLASS I
                                                                    For the period ended
                                                                      July 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                           0.01
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                            0.88
  4.  Total from investment operations                                       0.89
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                       $10.89
  9.  Total return*                                                         8.90%
 10.  Net assets, end of period (in thousands)                             $7,135
 11.  Average net assets for the period (in thousands)                     $4,192
 12.  Ratio of gross expenses to average net assets**(2)                    1.75%(3)
 13.  Ratio of net expenses to average net assets**(4)                      1.75%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                            (0.25%)
 15.  Portfolio turnover rate**                                               64%
----------------------------------------------------------------------------------------


 +  Formerly named Risk-Managed Large Cap Core Fund.
 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) Period January 2, 2003 (commencement of investment operations) through July 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 3.58% in the fiscal year ended July 31, 2003 before waiver of certain fees and expense offsets incurred by Risk-Managed Core Fund.

(4) The expense ratio reflects expenses after any expense offset arrangements.

 112 Janus Adviser Series

MID CAP VALUE FUND - CLASS I
                                                                    For the period ended
                                                                      July 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                             --
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                            1.42
  4.  Total from investment operations                                       1.42
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                       $11.42
  9.  Total return*                                                        14.20%
 10.  Net assets, end of period (in thousands)                             $7,810
 11.  Average net assets for the period (in thousands)                     $2,850
 12.  Ratio of gross expenses to average net assets**(2)                    1.76%(3)
 13.  Ratio of net expenses to average net assets**(4)                      1.75%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                            (0.38%)
 15.  Portfolio turnover rate**                                              157%
----------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.
(1) Period December 31, 2002 (inception) to July 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 6.50% in the fiscal year ended July 31, 2003 before waiver of certain fees and expense offsets incurred by Mid Cap Value Fund.

(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  113

SMALL COMPANY VALUE FUND+ - I SHARES
                                   Janus Adviser      Berger Small Cap       Berger Small Cap       Berger Small Cap
                                   Small Company      Value Fund II -         Value Fund II -        Value Fund II -
                                  Value Fund(1)(2)   Investor Shares(3)   Institutional Shares(3)   Service Shares(3)
---------------------------------------------------------------------------------------------------------------------
                                   For the Period
                                   ended July 31,
                                        2003                     For the Period ended September 30, 2002
  1.  NET ASSET VALUE, BEGINNING
      OF PERIOD                         $8.26               $10.00                  $10.00                 $10.00
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment
      income/(loss)                        --               (1.74)                  (1.74)                 (1.76)
  3.  Net gains or (losses) on
      securities (both realized
      and unrealized)                    2.31                   --                      --                     --
  4.  TOTAL FROM INVESTMENT
      OPERATIONS                         2.31               (1.74)                  (1.74)                 (1.76)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)                   --                   --                      --                     --
  6.  Distributions (from
      capital gains)                       --                   --                      --                     --
  7.  TOTAL DISTRIBUTIONS                  --                   --                      --                     --
  8.  NET ASSET VALUE, END OF
      PERIOD                           $10.57                $8.26                   $8.26                  $8.24
  9.  TOTAL RETURN*                    27.97%             (17.40%)                (17.40%)               (17.60%)
 10.  Net assets, end of period
      (in thousands)                  $13,068               $4,921                  $1,879                   $359
 11.  Average net assets for the
      period (in thousands)            $9,399                  N/A                     N/A                    N/A
 12.  Ratio of gross expenses to
      average net assets**(4)(5)        1.75%(6)             3.37%                   2.49%                  4.66%
 13.  Ratio of net expenses to
      average net assets**(5)(7)        1.75%                2.96%                   2.49%                  3.18%
 14.  Ratio of net investment
      income (loss) to average
      net assets**                    (0.81%)              (1.11%)                 (0.68%)                (1.28%)
 15.  Portfolio turnover ratio**          45%                  11%                     11%                    11%
---------------------------------------------------------------------------------------------------------------------


 +  Formerly named Small Cap Value Fund.
 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.

 114 Janus Adviser Series

(1) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund


(2) For the ten month fiscal period ended July 31, 2003,


(3) Period March 28, 2002 (inception date) through September 30, 2002.


(4) Ratio of gross expenses to average net assets is the total operating expenses before the waiver and/or reimbursement of certain fees and expense offset arrangements.


(5) Certain prior year amounts have been reclassified to conform to current year presentation.


(6) The ratio was 2.93% in the fiscal period ended July 31, 2003 before waiver of certain fees and expenses offsets incurred by Small Company Value Fund.


(7) Net expenses represent gross expenses reduced by fees waived and/or reimbursement by Berger Financial.


                                                       Financial highlights  115

FLEXIBLE INCOME FUND - CLASS I
                                                                                      Janus Aspen
                                      Janus Adviser Flexible                  Flexible Income Portfolio -
                                           Income Fund                             Retirement Shares
---------------------------------------------------------------------------------------------------------------
                                                                        Period ended           Years ended
                                       Years ended July 31                July 31,             December 31
                                  2003         2002         2001          2000(1)           1999         1998
  1.  NET ASSET VALUE,
      BEGINNING OF PERIOD         $11.97       $11.91       $11.42          $11.72          $12.05       $11.77
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment
      income/(loss)                 0.47         0.55         0.66            0.47            0.37         0.73
  3.  Net gains or (losses) on
      securities (both
      realized and unrealized)      0.47         0.09         0.49          (0.31)          (0.27)         0.27
  4.  Total from investment
      operations                    0.94         0.64         1.15            0.16            0.10         1.00
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)          (0.46)       (0.55)       (0.66)          (0.46)          (0.36)       (0.61)
  6.  Distributions (from
      capital gains)                  --       (0.03)           --              --          (0.07)       (0.11)
  7.  Total distributions         (0.46)       (0.58)       (0.66)          (0.46)          (0.43)       (0.72)
  8.  NET ASSET VALUE, END OF
      PERIOD                      $12.45       $11.97       $11.91          $11.42          $11.72       $12.05
  9.  Total return*                7.94%        5.53%       10.34%           1.37%           0.90%        8.58%
 10.  Net assets, end of
      period (in thousands)     $101,137      $50,501       $6,159            $810            $842          $12
 11.  Average net assets for
      the period (in
      thousands)                 $79,345      $32,199       $2,710            $817            $250          $11
 12.  Ratio of gross expenses
      to average net
      assets**(2)                  1.21%(3)     1.21%(3)     1.20%(3)        1.28%(4)        1.20%(4)     1.24%(4)
 13.  Ratio of net expenses to
      average net assets**(5)      1.20%        1.20%        1.20%           1.28%           1.20%        1.23%
 14.  Ratio of net investment
      income/(loss) to average
      net assets**                 3.68%        4.60%        5.47%           6.74%           6.80%        5.92%
 15.  Portfolio turnover
      rate**                        168%         382%         413%            183%            116%         145%
---------------------------------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.

(1) Period January 1, 2000 to July 31, 2000.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.33% in the fiscal year ended July 31, 2003, 1.41% in the fiscal year ended July 31, 2002 and 6.59% in the fiscal year ended July 31, 2001 before waiver of certain fees incurred by Flexible Income Fund.


(4) The ratio was 1.28% in the fiscal period ended July 31, 2000, 1.20% in the fiscal year ended December 31, 1999, and 1.24% in the fiscal year ended December 31, 1998 before waiver of certain fees incurred by Janus Aspen Flexible Income Portfolio.


(5) The expense ratio reflects expenses after any expense offset arrangements.


 116 Janus Adviser Series

MONEY MARKET FUND - CLASS I
                                                                                        Janus Aspen
                                                                                  Money Market Portfolio -
                                     Janus Adviser Money Market Fund                 Retirement Shares
----------------------------------------------------------------------------------------------------------------
                                                                            Period ended         Years ended
                                           Years ended July 31                July 31,           December 31
                                     2003         2002          2001          2000(1)          1999        1998
  1.  NET ASSET VALUE, BEGINNING
      OF PERIOD                       $1.00        $1.00         $1.00          $1.00          $1.00       $1.00
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income/(loss)     0.01         0.02          0.05           0.03           0.04        0.05
  3.  Net gains or (losses) on
      securities (both realized
      and unrealized)                    --           --            --             --             --          --
  4.  Total from investment
      operations                       0.01         0.02          0.05           0.03           0.04        0.05
      LESS DISTRIBUTIONS:
  5.  Dividends (from net
      investment income)             (0.01)       (0.02)        (0.05)         (0.03)         (0.04)       (0.05)
  6.  Distributions (from capital
      gains)                             --           --            --             --             --          --
  7.  Total distributions            (0.01)       (0.02)        (0.05)         (0.03)         (0.04)       (0.05)
  8.  NET ASSET VALUE, END OF
      PERIOD                          $1.00        $1.00         $1.00          $1.00          $1.00       $1.00
  9.  Total return*                   0.68%        1.59%         4.99%          3.17%          4.45%       4.85%
 10.  Net assets, end of period
      (in thousands)                $20,384      $22,646       $15,765         $6,684         $1,153         $11
 11.  Average net assets for the
      period (in thousands)         $23,394      $22,544       $10,244         $4,775           $150         $10
 12.  Ratio of gross expenses to
      average net assets**(2)         0.86%(3)     0.86%(3)      0.86%(3)       0.90%(4)       0.86%(4)    0.84%(4)
 13.  Ratio of net expenses to
      average net assets**(5)         0.86%        0.86%         0.86%          0.90%          0.86%       0.84%
 14.  Ratio of net investment
      income/(loss) to average net
      assets**                        0.68%        1.50%         4.68%          5.57%          5.18%       4.74%
----------------------------------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.

(1) Period January 1, 2000 to July 31, 2000.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.35% in the fiscal year ended July 31, 2003, 0.97% in the fiscal year ended July 31, 2002 and 1.83% in the fiscal year ended July 31, 2001 before waiver of certain fees and expense offsets incurred by Money Market Fund.


(4) The ratio was 0.90% in the fiscal period ended July 31, 2000, 0.86% in the fiscal year ended December 31, 1999, 0.84% in the fiscal year ended December 31, 1998, and 1.10% in the fiscal period ended December 31, 1997 before waiver of certain fees incurred by Janus Aspen Money Market Portfolio.


(5) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  117

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by

 118 Janus Adviser Series
               domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates.

                                               Glossary of investment terms  119

               In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

 120 Janus Adviser Series

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating

                                               Glossary of investment terms  121
               rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract

 122 Janus Adviser Series
               at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a

                                               Glossary of investment terms  123
               bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that a Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain. For "naked" short sales, a Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment

 124 Janus Adviser Series
               and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                               Glossary of investment terms  125

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and
                                             interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more
                                             susceptible to the adverse effects
                                             of changing circumstances and
                                             economic conditions.
                BBB-........................ Adequate capacity to pay principal and interest; normally exhibit
                                             adequate protection parameters, but
                                             adverse economic conditions or
                                             changing circumstances more likely
                                             to lead to a weakened capacity to
                                             pay principal and interest than for
                                             higher rated bonds.

                Non-Investment Grade
                BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to
                                             meet required interest and
                                             principal payments. BB - lowest
                                             degree of speculation; C - the
                                             highest degree of speculation.
                                             Quality and protective
                                             characteristics outweighed by large
                                             uncertainties or major risk
                                             exposure to adverse conditions.
                D........................... In default.

 126 Janus Adviser Series

MOODY'S INVESTORS
SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.

                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

                                           Explanation of rating categories  127

               Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more ratings agencies) are considered to be in the lower rated category.


SECURITIES HOLDINGS BY RATING CATEGORY


               During the fiscal year ended July 31, 2003, the percentage of securities holdings for Flexible Income Fund by rating category based on a weighted monthly average was:


                FLEXIBLE INCOME FUND
                ---------------------------------------------------------------

                 BONDS-S&P RATING:
                 AAA                                                        33%
                 AA                                                          8%
                 A                                                          10%
                 BBB                                                        30%
                 BB                                                          6%
                 B                                                           2%
                 CCC                                                         0%
                 CC                                                          0%
                 C                                                           0%
                 Not Rated                                                   7%
                 Preferred Stock                                             0%
                 Cash and Options                                            4%
                 TOTAL                                                     100%
                ---------------------------------------------------------------


               No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended July 31, 2003.

 128 Janus Adviser Series

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

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 130

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                                                                             131

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 132

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

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor, broker or financial institution. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]

                               www.janus.com

                               100 Fillmore Street
                               Denver, CO 80206-4928
                               1-800-525-0020

                    Investment Company Act File No. 811-9885

                         November 28, 2003

                         Growth
                          Janus Adviser Capital Appreciation Fund
                          Janus Adviser Growth Fund
                          Janus Adviser Growth and Income Fund
                          Janus Adviser Mid Cap Growth Fund
                            (Formerly named Janus Adviser Aggressive Growth
                            Fund)
                          Janus Adviser Risk-Managed Growth Fund
                            (Formerly named Janus Adviser Risk-Managed
                            Large Cap Growth Fund)




                         International/Global
                          Janus Adviser Foreign Stock Fund
                            (Formerly named Janus Adviser International Value
                            Fund)
                          Janus Adviser International Growth Fund
                            (Formerly named Janus Adviser International Fund)
                          Janus Adviser Worldwide Fund




                         Core
                          Janus Adviser Balanced Fund
                          Janus Adviser Core Equity Fund
                          Janus Adviser Risk-Managed Core Fund
                            (Formerly named Janus Adviser Risk-Managed
                            Large Cap Core Fund)




                         Value
                          Janus Adviser Mid Cap Value Fund
                          Janus Adviser Small Company Value Fund
                            (Formerly named Janus Adviser Small Cap Value Fund)




                         Income
                          Janus Adviser Flexible Income Fund
                          Janus Adviser Money Market Fund

                              JANUS ADVISER SERIES
                                 CLASS C SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)
                         This Prospectus describes fifteen portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust") with a variety of investment objectives, including growth of capital, capital appreciation, current income and a combination of growth and income. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Risk-Managed Growth Fund and Risk-Managed Core Fund (together, the "Risk-Managed Funds") are subadvised by Enhanced Investment Technologies, LLC ("INTECH"). Mid Cap Value Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins"). Small Company Value Fund is subadvised by Bay Isle Financial LLC ("Bay Isle").


                         Each Fund in this Prospectus currently offers two classes of shares. Class C Shares is offered by this Prospectus. Each Class of Shares is available in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain financial intermediaries may offer only one class of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Funds.......................................    2
                   Flexible Income Fund...............................   29
                   Money Market Fund..................................   35
                   Fees and expenses..................................   38
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
                AND RISKS
                   Equity Funds.......................................   44
                   Flexible Income Fund...............................   54
                   General portfolio policies of the Funds other than
                   Money Market Fund..................................   57
                   Risks for Equity Funds.............................   62
                   Risks for Flexible Income Fund.....................   63
                   Risks Common to all Non-Money Market Funds.........   64
                   Money Market Fund..................................   68
                MANAGEMENT OF THE FUNDS
                   Investment adviser.................................   73
                   Management expenses................................   74
                   Subadvisers........................................   78
                   Investment personnel...............................   79
                   Performance of comparable accounts managed by
                   Perkins............................................   88
                   Performance of comparable accounts managed by
                   INTECH.............................................   90
                OTHER INFORMATION.....................................   94
                DISTRIBUTIONS AND TAXES
                   Distributions......................................   98
                   Funds other than Money Market Fund.................   98
                   Money Market Fund..................................   99
                   Taxes..............................................  100
                SHAREHOLDER'S GUIDE
                   Pricing of fund shares.............................  102
                   Purchases..........................................  103
                   Exchanges..........................................  105
                   Redemptions........................................  106
                   Excessive trading..................................  108
                   Shareholder communications.........................  109
                FINANCIAL HIGHLIGHTS..................................  110
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities.........................  126
                   Futures, options and other derivatives.............  130
                   Other investments, strategies and/or techniques....  131
                EXPLANATION OF RATING CATEGORIES......................  134

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY FUNDS

               The Equity Funds are designed for long-term investors who primarily seek growth of capital or capital appreciation and who can tolerate the greater risks associated with common stock investments. Although Growth and Income Fund and Balanced Fund may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY FUNDS?

--------------------------------------------------------------------------------
               GROWTH

               - CAPITAL APPRECIATION FUND, MID CAP GROWTH FUND AND
                 RISK-MANAGED GROWTH FUND seek long-term growth of capital.

               - GROWTH FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

               - GROWTH AND INCOME FUND seeks long-term capital growth and current income.

               INTERNATIONAL/GLOBAL

               - FOREIGN STOCK FUND AND INTERNATIONAL GROWTH FUND seek
                 long-term growth of capital.

               - WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

               CORE

               - BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

               - CORE EQUITY FUND AND RISK-MANAGED CORE FUND seek long-term growth of capital.

 2 Janus Adviser Series

               VALUE

               - MID CAP VALUE FUND AND SMALL COMPANY VALUE FUND seek capital appreciation


               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. For the Funds with such a policy, the Fund will notify you in writing at least 60 days before making any changes to its policy to invest at least 80% of its net assets in the type of securities suggested by its name. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY FUNDS?

               Within the parameters of its specific investment policies discussed below, each Fund may invest without limit in foreign equity and debt securities.

               Within the parameters of its specific investment policies discussed below, each Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for Mid Cap Growth Fund, Foreign Stock Fund, Core Equity Fund, Mid Cap Value Fund and Small Company Value Fund).

               The Janus portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments.

               THE RISK-MANAGED FUNDS (SUBADVISED BY INTECH) pursue their objectives by applying a mathematical portfolio management process to construct an investment portfolio from a universe of common stocks within their respective benchmark indices. The

                                                          Risk/return summary  3
               mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in each Fund's holdings. The primary aim of the strategies is to outperform their benchmark index. They pursue this goal by constructing portfolios of stocks with higher average stock volatility than the Fund's benchmark index and combining those stocks in a manner that the subadviser believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. More volatile stocks may tend to reside on the smaller cap end of the index. The Risk-Managed Funds' subadviser evaluates the relationship between the movements of different stocks to create the potential for returns in excess of its benchmark index. The goal is to achieve long-term returns, while controlling risks. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.


               MID CAP VALUE FUND (SUBADVISED BY PERKINS) focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Mid Cap Value Fund's portfolio managers generally look for companies with:


               - A low price relative to their assets, earnings, cash flow or business franchise

               - Products and services that give them a competitive advantage

               - Quality balance sheets and strong management.

               SMALL COMPANY VALUE FUND (SUBADVISED BY BAY ISLE) uses fundamental analysis and proprietary valuation models to select a

 4 Janus Adviser Series
               holding of stocks for the Fund. The Fund's portfolio managers generally look for companies:

               - That have reasonably solid fundamentals

               - Whose stocks are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flows or franchise values.

GROWTH

               CAPITAL APPRECIATION FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               GROWTH FUND invests primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

               GROWTH AND INCOME FUND normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

               MID CAP GROWTH FUND invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.


               RISK-MANAGED GROWTH FUND invests primarily in common stocks of large-sized companies selected for their growth potential. The Fund seeks to control risks by selecting stocks only from the universe of the Fund's benchmark, which is the Russell 1000 Growth Index, among other risk control techniques.


                                                          Risk/return summary  5

INTERNATIONAL/GLOBAL


               FOREIGN STOCK FUND invests, under normal circumstances, at least 80% of its net assets in stocks of issuers located in at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country. The Fund emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth.


               INTERNATIONAL GROWTH FUND invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country.

               WORLDWIDE FUND invests primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country.

CORE

               BALANCED FUND normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income senior securities.

               CORE EQUITY FUND invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred

 6 Janus Adviser Series
               stocks, bonds and debentures; and other securities with equity characteristics. The Fund may invest in companies of any size.


               RISK-MANAGED CORE FUND invests primarily in common stocks of large-sized companies selected for their growth potential. The Fund seeks to control risks by selecting stocks only from the universe of the Fund's benchmark, which is the S&P 500 Index, among other risk control techniques.


VALUE

               MID CAP VALUE FUND invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.

               SMALL COMPANY VALUE FUND invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly. The Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's subadviser.

               For purposes of Funds with 80% policies, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY FUNDS?


               The biggest risk is that a Fund's returns may vary, and you could lose money. The Equity Funds are each designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


                                                          Risk/return summary  7

               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or, in the case of FOREIGN STOCK FUND, MID CAP VALUE FUND AND SMALL COMPANY VALUE FUND, if the Fund's portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you may get back less money.


               The income component of GROWTH AND INCOME FUND'S AND BALANCED FUND'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.


               FOREIGN STOCK FUND, INTERNATIONAL GROWTH FUND AND WORLDWIDE FUND may have significant exposure to foreign markets, including emerging markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Funds' investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


               CAPITAL APPRECIATION FUND AND FOREIGN STOCK FUND are classified as nondiversified. This means they may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on a Fund's NAV and total return.

               For the RISK-MANAGED FUNDS, the proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may

 8 Janus Adviser Series
               result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" or index fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or their method of identifying stocks that tend to move in the same or opposite direction does not result in selecting stocks with continuing volatility and covariance as anticipated, the Funds may not outperform the benchmark indices.

               MID CAP GROWTH FUND'S and MID CAP VALUE FUND'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Funds' investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

               SMALL COMPANY VALUE FUND'S share price may fluctuate more than that of funds primarily invested in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


               The following information provides some indication of the risks of investing in the Equity Funds by showing how each Equity Fund's performance has varied over time. The Funds' Class C Shares commenced operations on September 30, 2002. The performance shown on the following pages for this class reflects the historical performance of the Funds' Class I Shares prior to September 30, 2002. The performance shown in the table for Class C Shares has


                                                          Risk/return summary  9
               been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations).



               Class I Shares of the Funds commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series (the "Predecessor Funds") into the Funds of Janus Adviser Series. (Except Class I Shares of Janus Adviser Risk-Managed Growth Fund, Janus Adviser Foreign Stock Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Small Company Value Fund, which commenced operations after August 1, 2000.) Pursuant to a tax-free reorganization that occurred on April 21, 2003, all of the assets of Berger Small Cap Value Fund II were transferred to Janus Adviser Small Company Value Fund. The performance information provided for periods prior to the effective date of the reorganization is for Berger Small Cap Value Fund II - Investor Shares, the predecessor to Janus Adviser Small Company Value Fund. The returns for the reorganized Funds reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) The bar charts depict the change in performance from year to year during the periods indicated. The bar chart figures do not include sales charges that an investor may pay when they buy or sell Class C Shares of the Funds. If sales charges were included, the returns would be lower. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index or indices.




 10 Janus Adviser Series

               CAPITAL APPRECIATION FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                                 57.37%  66.16%  (16.34%)  (21.83%)    (15.85%)
                                                  1998    1999     2000      2001        2002

                 Best Quarter:  4th-1999 41.57%    Worst Quarter:  1st-2001 (17.38%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 8.98%.




                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                         Since Inception
                                                                       of Predecessor Fund
                                                 1 year     5 years         (5/1/97)
                Capital Appreciation
                  Fund - Class I
                  Return Before Taxes             (15.85%)     7.55%         11.10%
                  Return After Taxes on
                    Distributions                 (15.87%)     7.44%         11.00%
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares(2)                 (9.73%)     6.17%          9.23%
                Capital Appreciation Fund -
                  Class C(3)                      (18.12%)     6.81%         10.43%
                S&P 500 Index(4)                  (22.09%)    (0.58%)         3.12%
                  (reflects no deduction for
                    expenses, fees or taxes)
                Russell 1000 Growth Index(5)      (27.88%)    (3.84%)         0.01%
                  (reflects no deduction for
                    expenses, fees or taxes)
                                                ----------------------------------------

               (1) Class C Shares will generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If

                                                         Risk/return summary  11
                   realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming maximum permitted sales loads (including contingent deferred sales charge for Class C Shares). Return is before taxes.
               (4) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.
               (5) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

 12 Janus Adviser Series

               GROWTH FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                        2.31%   29.47%   17.64%   21.74%   34.99%   44.12%   (13.10%)  (23.23%)  (26.49%)
                                         1994    1995     1996     1997     1998     1999      2000      2001      2002

                 Best Quarter:  4th-1998 27.58%    Worst Quarter:  3rd-2001 (22.82%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 15.38%.




                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                 1 year      5 years         (9/13/93)
                Growth Fund - Class I
                  Return Before Taxes             (26.49%)   (0.93%)           6.85%
                  Return After Taxes on
                    Distributions                 (26.49%)   (1.71%)           6.07%
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares(2)                (16.26%)   (0.67%)           5.61%
                Growth Fund - Class C(3)          (28.83%)   (1.89%)           6.01%
                S&P 500 Index(4)                  (22.09%)   (0.58%)           9.17%
                  (reflects no deduction for
                    expenses, fees or taxes)
                Russell 1000 Growth Index(5)      (27.88%)   (3.84%)           7.35%
                  (reflects no deduction for
                    expenses, fees or taxes)
                                                ----------------------------------------

               (1) Class C Shares will generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.

                                                         Risk/return summary  13

               (3) Calculated assuming maximum permitted sales loads (including contingent deferred sales charge for Class C Shares). Return is before taxes.
               (4) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.
               (5) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

 14 Janus Adviser Series

               GROWTH AND INCOME FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                                      73.20%  (15.40%)  (12.82%)    (19.45%)
                                                       1999     2000      2001        2002

                 Best Quarter:  4th-1999 38.24%    Worst Quarter:  3rd-2002 (15.30%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 10.42%.




                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                         Since Inception
                                                                       of Predecessor Fund
                                                           1 year           (5/1/98)
                Growth and Income Fund - Class I
                  Return Before Taxes                       (19.45%)          4.51%
                  Return After Taxes on Distributions       (19.56%)          4.28%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(2)                  (11.94%)          3.58%
                Growth and Income Fund - Class C(3)         (21.67%)          3.90%
                S&P 500 Index(4)                            (22.09%)        (3.57%)
                  (reflects no deduction for expenses,
                    fees or taxes)
                                                          ------------------------------

               (1) Class C Shares will generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming maximum permitted sales loads (including contingent deferred sales charge for Class C Shares). Return is before taxes.
               (4) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                         Risk/return summary  15

               MID CAP GROWTH FUND* - CLASS I(1)

                 Annual returns for periods ended 12/31
                                        16.03%  26.92%  7.19%   11.91%  33.58%  124.34%   (32.99%)  (39.02%)    (27.72%)
                                         1994    1995    1996    1997    1998     1999      2000      2001        2002

                 Best Quarter:  4th-1999 59.17%    Worst Quarter:  4th-2000 (32.53%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 20.79%.




                                       Average annual total return for periods ended 12/31/02
                                       ------------------------------------------------------
                                                                            Since Inception
                                                                          of Predecessor Fund
                                                     1 year     5 years        (9/13/93)
                Mid Cap Growth Fund - Class I
                  Return Before Taxes                 (27.72%)  (2.41%)            6.68%
                  Return After Taxes on
                    Distributions                     (27.72%)  (3.28%)            6.01%
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares(2)                         (17.02%)  (1.39%)            5.85%
                Mid Cap Growth Fund - Class C(3)      (29.86%)  (3.27%)            5.97%
                Russell Midcap Growth Index(4)        (27.41%)  (1.82%)            6.49%(5)
                  (reflects no deduction for
                    expenses, fees or taxes)
                S&P MidCap 400 Index(6)               (14.51%)   6.41%            12.17%
                  (reflects no deduction for
                    expenses, fees or taxes)
                                                    ------------------------------------

                * Formerly named Aggressive Growth Fund.
               (1) Class C Shares will generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If

 16 Janus Adviser Series
                   realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming maximum permitted sales loads (including contingent deferred sales charge for Class C Shares). Return is before taxes.
               (4) Effective June 2, 2003 Mid Cap Growth Fund changed its primary benchmark from the S&P Midcap 400 Index to the Russell Midcap Growth Index. This change was made in connection with the Fund's name change from Aggressive Growth Fund to Mid Cap Growth Fund and corresponding changes in investment policies. The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by a total market capitalization. The Fund will retain the S&P Midcap 400 Index as a secondary index.
               (5) The average annual total return was calculated based on historical information from August 31, 1993 to December 31, 2002 for the Russell MidCap Growth Index.
               (6) The S&P MidCap 400 Index is an unmanaged group of 400
                   domestic stocks chosen for their market size, liquidity and industry group representation.

                                                         Risk/return summary  17

               FOREIGN STOCK FUND* - CLASS I(1)


                 Annual returns for period ended 12/31
                                                                            (17.53%)
                                                                              2002

                 Best Quarter:  1st-2002 9.20%    Worst Quarter:  3rd-2002 (20.68%)



               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 14.98%.





                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                           Since Inception
                                                               1 year         (5/1/01)
                Foreign Stock Fund - Class I
                  Return Before Taxes                           (17.53%)        (8.52%)
                  Return After Taxes on Distributions           (17.53%)        (8.54%)
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(2)                      (10.76%)        (6.78%)
                Foreign Stock Fund - Class C(3)                 (21.33%)       (11.71%)
                Morgan Stanley Capital International
                  EAFE--Registered Trademark-- Index(4)         (15.94%)       (18.20%)
                  (reflects no deduction for expenses, fees
                    or taxes)
                Morgan Stanley Capital International World
                  Index(5)                                      (19.89%)       (18.43%)
                  (reflects no deduction for expenses, fees
                    or taxes)
                                                              --------------------------


                * Formerly named Global Value Fund (from inception to December
                  30, 2002) and International Value Fund (from December 31, 2002 to November 28, 2003).
               (1) Class C Shares will generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming maximum permitted sales loads (including contingent deferred sales charge for Class C Shares). Return is before taxes.

 18 Janus Adviser Series

               (4) Effective December 31, 2002, the Fund changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International EAFE--Registered Trademark-- Index. This change was made in connection with the Fund's prior name change from Global Value Fund to International Value Fund and corresponding changes in investment policies. The Morgan Stanley Capital International EAFE--Registered Trademark-- Index is a market capitalization weighted index comprised of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.
               (5) The Morgan Stanley Capital International World Index is a
                   market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

                                                         Risk/return summary  19

               INTERNATIONAL GROWTH FUND* - CLASS I(1)

                 Annual returns for periods ended 12/31
                                        22.92%  32.76%  16.15%  16.86%   81.32%   (13.04%)  (22.78%)    (25.62%)
                                         1995    1996    1997    1998     1999      2000      2001        2002

                 Best Quarter:  4th-1999 58.25%    Worst Quarter:  3rd-2001 (19.13%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 16.90%.




                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                   1 year     5 years        (5/2/94)
                International Growth Fund - Class
                  I
                  Return Before Taxes               (25.62%)   1.14%           7.98%
                  Return After Taxes on
                    Distributions                   (25.75%)   0.73%           7.59%
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares(2)                  (15.73%)   0.94%           6.65%
                International Growth Fund - Class
                  C(3)                              (27.70%)   0.33%           7.91%
                Morgan Stanley Capital
                  International EAFE(R) Index(4)    (15.94%)  (2.89%)          0.40%
                  (reflects no deduction for
                    expenses, fees or taxes)
                                                  --------------------------------------

                * Formerly named International Fund.
               (1) Class C Shares will generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming maximum permitted sales loads (including contingent deferred sales charge for Class C Shares). Return is before taxes.

 20 Janus Adviser Series

               (4) The Morgan Stanley Capital International EAFE(R) Index is a
                   market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

                                                         Risk/return summary  21

               WORLDWIDE FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                        1.20%   26.82%  28.15%  20.96%  28.25%   63.66%   (14.65%)  (21.07%)    (26.00%)
                                         1994    1995    1996    1997    1998     1999      2000      2001        2002

                 Best Quarter:  4th-1999 42.05%    Worst Quarter:  3rd-2001 (19.50%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 9.07%.




                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                   1 year     5 years        (9/13/93)
                Worldwide Fund - Class I
                  Return Before Taxes               (26.00%)   0.91%          10.13%
                  Return After Taxes on
                    Distributions                   (26.11%)   0.24%           9.59%
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares(2)                  (15.96%)   0.81%           8.61%
                Worldwide Fund - Class C(3)         (28.58%)  (0.06%)          9.32%
                Morgan Stanley Capital
                  International World Index(4)      (19.89%)  (2.11%)          4.51%
                  (reflects no deduction for
                    expenses, fees or taxes)
                                                  --------------------------------------

               (1) Class C Shares will generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming maximum permitted sales loads (including contingent deferred sales charge for Class C Shares). Return is before taxes.
               (4) The Morgan Stanley Capital International World Index is a
                   market capitalization weighted index composed of companies representative of the market structure

 22 Janus Adviser Series
                   of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

                                                         Risk/return summary  23

               BALANCED FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                        0.84%   24.50%  15.39%  20.99%  33.59%  26.13%   (2.17%)  (4.84%)     (6.57%)
                                         1994    1995    1996    1997    1998    1999     2000     2001        2002

                 Best Quarter:  4th-1998 20.12%    Worst Quarter:  3rd-2001 (5.63%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 6.72%.




                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                    1 year    5 years        (9/13/93)
                Balanced Fund - Class I
                  Return Before Taxes                (6.57%)   7.95%          11.35%
                  Return After Taxes on
                    Distributions                    (7.24%)   6.56%          10.17%
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares(2)                        (4.02%)   6.01%           9.13%
                Balanced Fund - Class C(3)           (9.17%)   7.06%          10.72%
                S&P 500 Index(4)                    (22.09%)  (0.58%)          9.17%
                  (reflects no deduction for
                    expenses, fees or taxes)
                Lehman Brothers Gov't/Credit
                  Index(5)                           11.04%    7.62%           7.00%
                  (reflects no deduction for
                    expenses, fees or taxes)
                                                   -------------------------------------

               (1) Class C Shares will generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming maximum permitted sales loads (including contingent deferred sales charge for Class C Shares). Return is before taxes.
               (4) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.

 24 Janus Adviser Series

               (5) Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                         Risk/return summary  25

               CORE EQUITY FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                                 45.55%  40.94%  (8.31%)   (13.03%)    (17.86%)
                                                  1998    1999     2000      2001        2002

                 Best Quarter:  4th-1998 28.28%    Worst Quarter:  3rd-2002 (15.32%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 9.87%.




                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                   1 year     5 years        (5/1/97)
                Core Equity Fund - Class I
                  Return Before Taxes               (17.86%)   6.09%          10.96%
                  Return After Taxes on
                    Distributions                   (17.86%)   4.46%           9.46%
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares(2)                  (10.97%)   4.95%           9.12%
                Core Equity Fund - Class C(3)       (20.21%)   5.19%          10.04%
                S&P 500 Index(4)                    (22.09%)  (0.58%)          3.12%
                  (reflects no deduction for
                    expenses, fees or taxes)
                                                  --------------------------------------

               (1) Class C Shares will generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming maximum permitted sales loads (including contingent deferred sales charge for Class C Shares). Return is before taxes.

 26 Janus Adviser Series

               (4) The S&P 500 Index is the Standard & Poor's Composite Index of
                   500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                         Risk/return summary  27

               Since Risk-Managed Growth Fund, Risk-Managed Core Fund and Mid Cap Value Fund did not commence operations until January 2, 2003, January 2, 2003 and December 31, 2002, respectively, performance information is not included for these Funds. Pursuant to a tax-free reorganization that occurred on April 21, 2003, all of the assets of Berger Small Cap Value Fund II were transferred to Janus Adviser Small Company Value Fund. Since Berger Small Cap Value Fund II did not commence operations until March 28, 2002, performance information is not included for this Fund. The performance of these Funds will be compared to the following benchmarks:

               - Risk-Managed Growth Fund - Russell 1000 Growth Index

               - Risk-Managed Core Fund - S&P 500 Index

               - Mid Cap Value Fund - Russell Mid Cap Value Index

               - Small Company Value Fund - Russell 2000 Value Index

               After-tax returns are calculated using distributions for the Funds' Class I Shares for the period August 1, 2000 to December 31, 2002; if applicable, actual distributions for the Predecessor Funds for the period May 1, 1997 to July 31, 2000; and, if applicable, actual distributions for Institutional Shares of the corresponding Janus Aspen Series fund for periods prior to May 1, 1997. If Class I Shares of the Funds had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               After-tax returns are only shown for Class I Shares of the Funds. After-tax returns for Class C Shares will vary from those shown

 28 Janus Adviser Series
               for Class I Shares due to Class C Shares' sales charges and different expenses. If Class C Shares of the Funds had been available prior to September 30, 2002, distributions may have been different and thus, after-tax returns may have been different from those shown for Class I Shares.


               The Equity Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

FLEXIBLE INCOME FUND

               Flexible Income Fund is designed for long-term investors who primarily seek total return.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME FUND?

--------------------------------------------------------------------------------
               FLEXIBLE INCOME FUND seeks to obtain maximum total return, consistent with preservation of capital.


               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME FUND?

               In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments.

                                                         Risk/return summary  29

               Within the parameters of its specific investment policies discussed below, the Fund may invest without limit in foreign debt and equity securities.


               Flexible Income Fund invests primarily in a wide variety of income-producing securities such as corporate bonds and notes; government securities, including agency securities; and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain a dollar-weighted average portfolio maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.


               For purposes of the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME FUND?

               Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


               The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.


               The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to less than 35% of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fund may vary

 30 Janus Adviser Series
               significantly, depending upon its holdings of high-yield/high-risk bonds.

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


               The following information provides some indication of the risks of investing in Flexible Income Fund by showing how the Fund's performance has varied over time. Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown below for this class reflects the historical performance of the Fund's Class I Shares prior to September 30, 2002. The performance shown in the table for Class C Shares has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations). Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series (the "Predecessor Fund") into the Janus Adviser Series Fund. The returns for the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)


               The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include sales charges that an investor may pay when they buy or sell Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index.



                                                         Risk/return summary  31

               FLEXIBLE INCOME FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                        (1.25%) 23.47%  8.62%  10.77%  8.58%  0.90%  6.10%  7.20%       9.70%
                                         1994    1995   1996    1997   1998   1999   2000    2001       2002

                 Best Quarter:  2nd-1995 6.61%    Worst Quarter:  2nd-1999 (1.38%)


               The Fund's Class I Shares' year-to-date return as of the calendar quarter ended September 30, 2003 was 5.53%.




 32 Janus Adviser Series

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                          Since Inception
                                                                        of Predecessor Fund
                                                    1 year    5 years        (9/13/93)
                Flexible Income Fund - Class I
                  Return Before Taxes                 9.70%    6.45%           7.79%
                  Return After Taxes on
                    Distributions                     7.89%    4.36%           5.56%
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares                            5.90%    4.13%           5.20%
                Flexible Income Fund - Class C(2)     6.84%    5.50%           7.03%
                Lehman Brothers Gov't/Credit
                  Index(3)                           11.04%    7.62%           7.00%
                  (reflects no deduction for
                    expenses, fees or taxes)
                                                   -------------------------------------

               (1) Class C Shares will generally have lower performance because of their higher expenses.
               (2) Calculated assuming maximum permitted sales loads (including contingent deferred sales charge for Class C Shares). Return is before taxes.
               (3) Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                         Risk/return summary  33

               After-tax returns are calculated using distributions for the Fund's Class I Shares for the period August 1, 2000 to December 31, 2002; actual distributions for the Predecessor Fund for the period May 1, 1997 to July 31, 2000; and actual distributions for Institutional Shares of Janus Aspen Flexible Income Portfolio for periods prior to May 1, 1997. If Class I Shares of the Fund had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.


               After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for Class C Shares will vary from those shown for Class I Shares due to Class C Shares' sales charges and different expenses. If Class C Shares of the Fund had been available prior to September 30, 2002, distributions may have been different and thus, after-tax returns may have been different from those shown for Class I Shares.


               Flexible Income Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 34 Janus Adviser Series

MONEY MARKET FUND

               Money Market Fund is designed for investors who seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF MONEY MARKET FUND?

--------------------------------------------------------------------------------
               MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.


               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF MONEY MARKET FUND?

               Money Market Fund will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital. The Fund invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN MONEY MARKET FUND?

               The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Fund's yield may be eroded by inflation. Although Money Market Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

                                                         Risk/return summary  35

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


               The following information provides some indication of the risks of investing in Money Market Fund by showing how the Fund's performance has varied over time. Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown below for this class reflects the historical performance of the Fund's Class I Shares prior to September 30, 2002. The performance shown in the table for Class C Shares has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations). (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include sales charges that an investor may pay when they buy or sell Class C Shares of the Fund. If sales charges were included, the returns would be lower.




 36 Janus Adviser Series

               MONEY MARKET FUND - CLASS I(1)


                 Annual returns for periods ended 12/31
                                        4.24%  4.02%  4.85%  4.45%  5.75%  3.33%      1.09%
                                        1996   1997   1998   1999   2000   2001       2002

                 Best Quarter:  4th-2000 1.50%    Worst Quarter:  4th-2002 0.21%


               (1) Class C Shares will generally have lower performance because of their higher expenses.

               The seven-day yield for the Fund's Class C Shares on December 31, 2002 was 0.91%.

               For Money Market Fund's current yield, call the Janus XpressLine(TM) at 1-888-979-7737.

               Money Market Fund's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  37

FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class C Shares of the Funds. All of the fees and expenses shown, except as noted, were determined based on net assets as of the fiscal year ended July 31, 2003. All expenses are shown without the effect of expense offset arrangements.



               SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees.


               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.



 38 Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                              Class C
Maximum sales charge (load)(2)..............................  2.00%
  Imposed on purchases (as a percentage of offering
    price)..................................................  1.00%(3)
  Deferred sales charge (as a percentage of the lower of
    original purchase price or redemption proceeds).........  1.00%(4)



--------------------------------------------------------------------------------

                                ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                    Total Annual              Net Annual
                                                      Distribution                      Fund                     Fund
                                         Management     (12b-1)         Other        Operating     Expense    Operating
                                            Fee         Fees(5)        Expenses     Expenses(6)    Waivers   Expenses(6)
  GROWTH
  Capital Appreciation Fund -
     Class C                               0.65%         1.00%          0.05%           1.70%       0.02%       1.68%
  Growth Fund -
     Class C                               0.65%         1.00%          0.05%           1.70%       0.03%       1.67%
  Growth and Income Fund -
     Class C                               0.65%         1.00%          0.08%           1.73%         N/A       1.73%
  Mid Cap Growth Fund - (7)
     Class C                               0.65%         1.00%          0.07%           1.72%       0.06%       1.66%
  Risk-Managed Growth Fund - (8)
     Class C                               0.65%         1.00%          1.95%           3.60%       1.85%(9)    1.75%(9)
  INTERNATIONAL/GLOBAL
  Foreign Stock Fund - (10)
     Class C                               0.65%         1.00%          6.92%           8.57%       6.31%       2.26%
  International Growth Fund - (11)
     Class C                               0.65%         1.00%          0.12%           1.77%       0.03%       1.74%
  Worldwide Fund -
     Class C                               0.65%         1.00%          0.08%           1.73%       0.03%       1.70%


                                                         Risk/return summary  39

                                ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                                   Total Annual               Net Annual
                                                     Distribution                      Fund                      Fund
                                        Management     (12b-1)         Other        Operating     Expense     Operating
                                           Fee         Fees(5)        Expenses     Expenses(6)    Waivers    Expenses(6)
  CORE
   Balanced Fund -
     Class C                              0.65%         1.00%          0.03%           1.68%       0.01%        1.67%
   Core Equity Fund -
     Class C                              0.65%         1.00%          0.45%           2.10%       0.35%(12)    1.75%(12)
   Risk-Managed Core Fund - (13)
     Class C                              0.65%         1.00%          2.43%           4.08%       2.33%(9)     1.75%(9)
  VALUE
   Mid Cap Value Fund -
     Class C                              0.65%         1.00%          8.32%           9.97%       8.22%(9)     1.75%(9)
   Small Company Value Fund - (14)
     Class C                              0.75%         1.00%          8.78%          10.53%       8.28%        2.25%
  INCOME
   Flexible Income Fund -
     Class C                              0.65%         1.00%          0.16%           1.81%       0.10%        1.71%
   Money Market Fund -
     Class C                              0.25%         0.25%(15)      1.43%           1.93%       1.32%        0.61%


 40 Janus Adviser Series

  (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.
  (2) Class C Shares of Money Market Fund are not available for initial purchase, only for exchanges.
  (3) Sales charges are waived for certain investors.

  (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase.

  (5) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

  (6) Total Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) by the amounts indicated under the Expense Waivers column until at least December 1, 2004.

  (7) Formerly named Aggressive Growth Fund.
  (8) Formerly named Risk-Managed Large Cap Growth Fund.

  (9) The expenses have been restated to reflect a new fee waiver for the Fund effective November 28, 2003. The expense limit changed from 1.25% to 0.75%.


 (10) Formerly named Global Value Fund (from inception to December 30, 2002) and International Value Fund (from December 31, 2002 to November 28,
      2003).


 (11) Formerly named International Fund.


 (12) The expenses have been restated to reflect a new fee waiver for the Fund effective July 31, 2003. The expense limit changed from 1.25% to 0.75%.


 (13) Formerly named Risk-Managed Large Cap Core Fund.


 (14) Formerly named Small Cap Value Fund.


 (15) Janus Distributors LLC has agreed to a waiver, which will reduce the amount of 12b-1 fees payable by Money Market Fund from 1.00% on Class C Shares to 0.25%. This waiver will continue until at least December 1, 2004.


                                                         Risk/return summary  41

 EXAMPLE:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. All of the examples also assume that your investment has a 5% return each year, and that the Fund's operating expenses before waivers remain the same. The examples assume that you invest $10,000 in the Funds for the time periods indicated and reinvest all dividends and distributions without a sales charge. The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:


                                                1 Year(1)   3 Years(2)   5 Years(2)   10 Years(2)
  IF CLASS C SHARES ARE REDEEMED:               -------------------------------------------------
  GROWTH
    Capital Appreciation Fund - Class C          $  371       $  630       $1,014       $2,089
    Growth Fund - Class C                        $  371       $  630       $1,014       $2,089
    Growth and Income Fund - Class C             $  374       $  639       $1,029       $2,121
    Mid Cap Growth Fund(3) - Class C             $  373       $  636       $1,024       $2,110
    Risk-Managed Growth Fund(4) - Class C        $  559       $1,192       $1,945       $3,924
  INTERNATIONAL/GLOBAL
    Foreign Stock Fund(5) - Class C              $1,033       $2,512       $3,979       $7,214
    International Growth Fund(6) - Class C       $  378       $  652       $1,050       $2,163
    Worldwide Fund - Class C                     $  374       $  639       $1,029       $2,121
  CORE
    Balanced Fund - Class C                      $  369       $  624       $1,003       $2,067
    Core Equity Fund - Class C                   $  411       $  751       $1,218       $2,507
    Risk-Managed Core Fund(7) - Class C          $  606       $1,329       $2,167       $4,330
  VALUE
    Mid Cap Value Fund - Class C                 $1,163       $2,846       $4,457       $7,834
    Small Company Value Fund(8) - Class C        $1,214       $2,976       $4,638       $8,052
  INCOME
    Flexible Income Fund - Class C               $  382       $  664       $1,070       $2,205
    Money Market Fund - Class C                  $  394       $  700       $1,131       $2,331


 42 Janus Adviser Series

                                                1 Year(2)   3 Years(2)   5 Years(2)   10 Years(2)
  IF CLASS C SHARES ARE NOT REDEEMED:           -------------------------------------------------
  GROWTH
    Capital Appreciation Fund - Class C          $  271       $  630       $1,014       $2,089
    Growth Fund - Class C                        $  271       $  630       $1,014       $2,089
    Growth and Income Fund - Class C             $  274       $  639       $1,029       $2,121
    Mid Cap Growth Fund(3) - Class C             $  273       $  636       $1,024       $2,110
    Risk-Managed Growth Fund(4) - Class C        $  459       $1,192       $1,945       $3,924
  INTERNATIONAL/GLOBAL
    Foreign Stock Fund(5) - Class C              $  933       $2,512       $3,979       $7,214
    International Growth Fund(6) - Class C       $  278       $  652       $1,050       $2,163
    Worldwide Fund - Class C                     $  274       $  639       $1,029       $2,121
  CORE
    Balanced Fund - Class C                      $  269       $  624       $1,003       $2,067
    Core Equity Fund - Class C                   $  311       $  751       $1,218       $2,507
    Risk-Managed Core Fund(7) - Class C          $  506       $1,329       $2,167       $4,330
  VALUE
    Mid Cap Value Fund - Class C                 $1,063       $2,846       $4,457       $7,834
    Small Company Value Fund(8) - Class C        $1,114       $2,976       $4,638       $8,052
  INCOME
    Flexible Income Fund - Class C               $  282       $  664       $1,070       $2,205
    Money Market Fund - Class C                  $  294       $  700       $1,131       $2,331


  (1) Includes the initial sales charge and contingent deferred sales charge.
  (2) Includes the initial sales charge. Contingent deferred sales charge not applicable.
  (3) Formerly named Aggressive Growth Fund.
  (4) Formerly named Risk-Managed Large Cap Growth Fund.
  (5) Formerly named Global Value Fund (from inception to December 30, 2002) and International Value Fund (from December 31, 2002 to November 28,
      2003).
  (6) Formerly named International Fund.
  (7) Formerly named Risk-Managed Large Cap Core Fund.
  (8) Formerly named Small Cap Value Fund.

                                                         Risk/return summary  43

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

EQUITY FUNDS

               This section takes a closer look at the investment objectives of each of the Equity Funds, their principal investment strategies and certain risks of investing in the Equity Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

GROWTH

               CAPITAL APPRECIATION FUND
               Capital Appreciation Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               GROWTH FUND

               Growth Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

               GROWTH AND INCOME FUND

               Growth and Income Fund seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio

 44 Janus Adviser Series
               manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

               MID CAP GROWTH FUND


               Mid Cap Growth Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of October 31, 2003, they ranged from approximately $631 million to $15.4 billion.


               RISK-MANAGED GROWTH FUND - SUBADVISED BY INTECH
               Risk-Managed Growth Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks of large-sized companies. The Fund invests primarily in stocks selected for their growth potential and seeks to control risks by selecting stocks only from the universe of the Fund's benchmark, which is the Russell 1000 Growth Index, among other risk control techniques.

INTERNATIONAL/GLOBAL

               FOREIGN STOCK FUND
               Foreign Stock Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in stocks of issuers located in at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers

            Investment objectives, principal investment strategies and risks  45 and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country. The Fund may have significant exposure to emerging markets.



               The portfolio manager emphasizes investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


               INTERNATIONAL GROWTH FUND

               International Growth Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country. The Fund may have significant exposure to emerging markets.


               WORLDWIDE FUND

               Worldwide Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country. The Fund may have significant exposure to emerging markets.


 46 Janus Adviser Series

CORE

               BALANCED FUND

               Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.

               CORE EQUITY FUND

               Core Equity Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

               RISK-MANAGED CORE FUND - SUBADVISED BY INTECH
               Risk-Managed Core Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks of large-sized companies. The Fund invests primarily in stocks selected for their growth potential and seeks to control risks by selecting stocks only from the universe of the Fund's benchmark, which is the S&P 500 Index, among other risk control techniques.

VALUE

               MID CAP VALUE FUND - SUBADVISED BY PERKINS
               Mid Cap Value Fund seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of

            Investment objectives, principal investment strategies and risks  47 mid-sized companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly. The market capitalizations within the index will vary, but as of October 31, 2003, they ranged from approximately $631 million to $15.4 billion.


               SMALL COMPANY VALUE FUND - SUBADVISED BY BAY ISLE

               Small Company Value Fund seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that objective, the Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's subadviser. The Fund invests at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly. The market capitalizations within the index will vary, but as of October 31, 2003, they ranged from approximately $50 million to $2.1 billion.


               The following questions and answers are designed to help you better understand the Equity Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS MANAGED BY JANUS?

               Consistent with its investment objective and policies, each of the Funds may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a Fund holding if, among other

 48 Janus Adviser Series
               things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

               Growth and Income Fund and Balanced Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Equity Funds. Income realized on the Funds' investments will be incidental to their objectives. In the case of Balanced Fund and Growth and Income Fund, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks.


               Foreign Stock Fund emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital.


2. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR THE RISK-MANAGED FUNDS?

               INTECH applies a mathematical portfolio management process to construct an investment portfolio for each Risk-Managed Fund. INTECH developed the formulas underlying this mathematical process.

               The mathematical process is designed to take advantage of market volatility (variation in stock prices), rather than using research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of each Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical process involves:

               - selecting stocks primarily from stocks within a Fund's
                 benchmark;

               - periodically determining an optimal weighting of these stocks and rebalancing to the optimal weighting; and

            Investment objectives, principal investment strategies and risks  49

               - monitoring the total risk and volatility of a Fund's holding with respect to the benchmark index.

               INTECH seeks to outperform the benchmark index through its mathematical process. INTECH seeks to identify those stocks in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant under performance relative to the benchmark index.

               The Funds may use exchange traded funds as well as futures, options and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

3. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE FUND?

               Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of Mid Cap Value Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

4. HOW ARE COMMON STOCKS SELECTED BY BAY ISLE FOR SMALL COMPANY VALUE FUND?

               Small Company Value Fund's portfolio managers use fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's portfolio managers generally look for companies with reasonably solid fundamentals, that are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow or franchise value.

               To a certain degree, Small Company Value Fund invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The portfolio managers may sell a Fund holding if,

 50 Janus Adviser Series
               among other things, the security reaches the portfolio managers' price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

5. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

6. WHAT DOES "MARKET CAPITALIZATION" MEAN?


               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Mid Cap Growth Fund, Mid Cap Value Fund and Small Company Value Fund. The other Equity Funds offered by this Prospectus do not emphasize companies of any particular size.


7. HOW DO THE PORTFOLIO MANAGERS OF MID CAP VALUE FUND AND SMALL COMPANY VALUE FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of the Fund's portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines,

            Investment objectives, principal investment strategies and risks  51 unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.

8. WHAT IS A "SPECIAL SITUATION"?

               Certain Funds may invest in special situations or turnarounds. A special situation arises when the portfolio managers believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.

9. HOW DO GROWTH AND INCOME FUND AND BALANCED FUND DIFFER FROM EACH OTHER?

               Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Fund. Balanced Fund places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected

 52 Janus Adviser Series
               primarily for their income potential. As a result it is expected to be less volatile than Growth and Income Fund.

10. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?

               Growth and Income Fund and Balanced Fund shift assets between the growth and income components of their portfolios based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component.

11. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?

               The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

12. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF GROWTH AND INCOME FUND'S AND BALANCED FUND'S PORTFOLIOS?

               The income component of Growth and Income Fund's and Balanced Fund's holdings will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

13. HOW DO INTEREST RATES AFFECT THE VALUE OF MY GROWTH AND INCOME FUND AND BALANCED FUND INVESTMENT?

               The income component of Growth and Income Fund's and Balanced Fund's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest

            Investment objectives, principal investment strategies and risks  53 rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

FLEXIBLE INCOME FUND

               This section takes a closer look at the investment objective of Flexible Income Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

               In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments.


               Flexible Income Fund seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes; government securities, including agency securities; and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets


 54 Janus Adviser Series
               in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain a dollar-weighted average portfolio maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

               The following questions and answers are designed to help you better understand Flexible Income Fund's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

               Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES THE FUND MANAGE INTEREST RATE RISK?

               The portfolio manager may vary the average-weighted effective maturity of the portfolio to reflect his analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

               The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective

            Investment objectives, principal investment strategies and risks  55 maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE FUND'S "DURATION"?

               A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

               A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.


6. WHAT ARE U.S. GOVERNMENT SECURITIES?



               U.S. government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase the obligations. Certain other government debt securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repay-


 56 Janus Adviser Series
               ment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.


GENERAL PORTFOLIO POLICIES OF THE FUNDS OTHER THAN MONEY MARKET FUND

               Unless otherwise stated, each of the following policies applies to all of the Funds other than Money Market Fund. In investing their portfolio assets, the Funds will follow the general policies listed below. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION

               Except for the Risk-Managed Funds, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, a Fund may invest up to 100% of its assets in cash or similar investments. As a result, the Fund may not achieve its investment objective. When a Fund's investments


            Investment objectives, principal investment strategies and risks  57 in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly.


               The Risk-Managed Funds subadvised by INTECH normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Risk-Managed Funds may use exchange traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.



               OTHER TYPES OF INVESTMENTS


               To achieve their objectives, the Funds invest primarily in domestic and foreign equity securities. Balanced Fund and Growth and Income Fund also invest in domestic and foreign equity securities with varying degrees of emphasis on income. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:


               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 20% of Mid Cap Growth
                 Fund's, Foreign Stock Fund's, Core Equity Fund's, Mid Cap Value Fund's and Small Company Value Fund's assets and less than 35% of each other Fund's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock

 58 Janus Adviser Series
                 market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - short sales, "against the box" and "naked" short sales (no more than 8% of a Fund's assets may be invested in naked short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis


               Flexible Income Fund invests primarily in fixed-income securities which may include corporate bonds and notes; government securities, including agency securities; preferred stock; high-yield/high-risk bonds; and municipal obligations. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:


               - common stocks

               - pass-through securities including mortgage- and asset-backed securities

               - zero coupon, pay-in-kind and step coupon securities

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

            Investment objectives, principal investment strategies and risks  59

               ILLIQUID INVESTMENTS

               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS
               Certain Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation"

 60 Janus Adviser Series
               investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER

               The Funds generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Flexible Income Fund has historically had relatively high portfolio turnover due to the nature of the securities in which it invests. The rebalancing techniques used by the Risk-Managed Funds may result in a higher portfolio turnover compared to a "buy and hold" or index fund strategy. With respect to the Risk-Managed Funds, INTECH periodically rebalances the stocks in the portfolio to their optimal weighting versus the Funds' benchmark index, as determined by INTECH's mathematical process. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

            Investment objectives, principal investment strategies and risks  61

RISKS FOR EQUITY FUNDS


               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


               The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Funds.

1. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Small Company

 62 Janus Adviser Series

               Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

2. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF CAPITAL APPRECIATION FUND AND FOREIGN STOCK FUND AFFECT THE FUNDS' RISK PROFILE?

               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus their investments in the most attractive companies identified by the portfolio managers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of Mid Cap Value Fund or Small Company Value Fund may suffer. In general, each portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.

RISKS FOR FLEXIBLE INCOME FUND

               Because the Fund invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Fund's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

            Investment objectives, principal investment strategies and risks  63

               The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Fund.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

               Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

               Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

RISKS COMMON TO ALL NON-MONEY MARKET FUNDS

               The following questions and answers discuss risks that apply to all Funds other than Money Market Fund.

1. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


               Each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's perform-


 64 Janus Adviser Series
               ance may depend on factors other than the performance of a particular company. These factors include:

               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

            Investment objectives, principal investment strategies and risks  65

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


               The Funds, particularly Foreign Stock Fund, International Growth Fund and Worldwide Fund, may invest in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities.


3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

               Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

4. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds may use futures, options, swaps and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to

 66 Janus Adviser Series
               manage currency risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

               The Risk-Managed Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

               The Risk-Managed Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Risk-Managed Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

5. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

            Investment objectives, principal investment strategies and risks  67

MONEY MARKET FUND

               This section takes a closer look at the investment objective of Money Market Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money Market Fund is subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

               Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               Money Market Fund will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

               Money Market Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

 68 Janus Adviser Series

               The Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities

               - Preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

               DEBT OBLIGATIONS

               The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS

               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank

            Investment objectives, principal investment strategies and risks  69 obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that Money Market Fund may use:

               PARTICIPATION INTERESTS

               A participation interest gives Money Market Fund a proportionate, undivided interest in underlying debt securities and sometimes carries a demand feature.

               DEMAND FEATURES
               Demand features give Money Market Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality and provide a source of liquidity.

               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Fund's investments may be dependent in part on the credit quality of the

 70 Janus Adviser Series
               banks supporting Money Market Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

               VARIABLE AND FLOATING RATE SECURITIES

               Money Market Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES

               Money Market Fund may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. The Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS

               Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

            Investment objectives, principal investment strategies and risks  71

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 72 Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments for all the Funds except Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Small Company Value Fund. INTECH is responsible for the day-to-day management of the investment portfolios of Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund. Perkins is responsible for the day-to-day management of the investment portfolio of Janus Adviser Mid Cap Value Fund. Bay Isle is responsible for the day-to-day management of the investment portfolio of Janus Adviser Small Company Value Fund. Janus Capital is responsible for other business affairs of all the Funds.



               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


               Janus Capital furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

               Berger Financial Group LLC, 210 University Blvd., Denver, CO 80206, was the investment adviser to Janus Adviser Small Company Value Fund's predecessor until the reorganization of Berger Small Cap Value Fund II into the Fund.

                                                     Management of the Funds  73

               From its own assets, Janus Capital may make payments based on gross sales, current assets or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus Funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. These payments currently range up to 25 basis points on sales and up to 10 basis points on assets and are subject to change. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and financial intermediaries to which they will be made, are determined from time to time by Janus Capital. Currently, these payments are limited to the top 100 distributors who have sold shares of the Funds. In addition, Janus Capital, Janus Distributors LLC or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing other distribution-related as well as recordkeeping, subaccounting and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) in connection with investments in the Janus Funds. These fees are in addition to any fees that may be paid by the Janus Funds. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Fund shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus Fund receives to invest on behalf of the investor. You may wish to consider such payment arrangements when evaluating any recommendations of the Janus Funds.


MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agree-

 74 Janus Adviser Series
               ment spells out the management fee and other expenses that the Funds must pay. Janus Capital pays INTECH and Bay Isle a subadvisory fee from its management fee for managing the Risk-Managed Funds and Small Company Value Fund, respectively. Mid Cap Value Fund pays Perkins a subadvisory fee directly.


               Each Fund incurs expenses not assumed by Janus Capital, including any distribution fee and shareholder servicing fee, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate).


                                                     Management of the Funds  75

                               Average Daily      Annual Management
                                Net Assets            Fee Rate           Expense Limit
Fund                              of Fund          Percentage (%)      Percentage (%)(1)
----------------------------------------------------------------------------------------
GROWTH
   Capital Appreciation
     Fund                     All Asset Levels          0.65                 0.68
   Growth Fund                                                               0.67
   Growth and Income Fund                                                    1.02
   Mid Cap Growth Fund(2)                                                    0.66
   Risk-Managed Growth
     Fund(3)                                                                 0.75(4)
INTERNATIONAL/GLOBAL
   Foreign Stock Fund(5)                                                     1.25
   International Growth
     Fund(6)                                                                 0.74
   Worldwide Fund                                                            0.70
CORE
   Balanced Fund                                                             0.67
   Core Equity Fund                                                          0.75(7)
   Risk-Managed Core
     Fund(8)                                                                 0.75(4)
VALUE
   Mid Cap Value Fund                                                        0.75(4)
----------------------------------------------------------------------------------------
   Small Company Value
     Fund(9)                  All Asset Levels          0.75                 1.25
----------------------------------------------------------------------------------------
INCOME
   Flexible Income Fund      First $300 Million         0.65                 0.70
                             Over $300 Million          0.55
----------------------------------------------------------------------------------------
   Money Market Fund(10)      All Asset Levels          0.25                 0.36
----------------------------------------------------------------------------------------


 (1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding distribution or shareholder servicing fees applicable to Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least December 1, 2004.
 (2) Formerly named Aggressive Growth Fund.
 (3) Formerly named Risk-Managed Large Cap Growth Fund.

 (4) Effective November 28, 2003 the expense limit percentage changed from 1.25% to 0.75%.


 (5) Formerly named Global Value Fund (from inception to December 30, 2002) and International Value Fund (from December 31, 2002 to November 28, 2003).


 (6) Formerly named International Fund.


 (7) Effective July 31, 2003 the expense limit percentage changed from 1.25% to 0.75%.


 (8) Formerly named Risk-Managed Large Cap Core Fund.


 (9) Formerly named Small Cap Value Fund.


(10) Janus Distributors LLC has agreed to a waiver which will reduce the amount of 12b-1 fees payable by Money Market Fund for Class C Shares from 1.00% to 0.25%. This waiver will continue until at least December 1, 2004. This waiver is not factored into and does not affect the expense limit agreed to by Janus Capital.


 76 Janus Adviser Series

               For the fiscal year ended July 31, 2003, each Fund paid Janus Capital the following management fees (net of fee waivers) based on each Fund's average net assets:


                                                                  Management Fee
                                                                  (for the Fiscal
                                                                    Year Ended
Fund                                                              July 31, 2003)
---------------------------------------------------------------------------------
   GROWTH
    Capital Appreciation Fund                                          0.63%
    Growth Fund                                                        0.62%
    Growth and Income Fund                                             0.65%
    Mid Cap Growth Fund(1)                                             0.59%
    Risk-Managed Growth Fund(2)                                        0.00%(3)
   INTERNATIONAL/GLOBAL
    Foreign Stock Fund(4)                                              0.00%(3)
    International Growth Fund(5)                                       0.62%
    Worldwide Fund                                                     0.62%
   CORE
    Balanced Fund                                                      0.64%
    Core Equity Fund                                                   0.65%
    Risk-Managed Core Fund(6)                                          0.00%(3)
   VALUE
    Mid Cap Value Fund                                                 0.00%(3)
    Small Company Value Fund(7)                                        0.00%(3)
   INCOME
    Flexible Income Fund                                               0.55%
    Money Market Fund                                                  0.00%(3)
---------------------------------------------------------------------------------


(1) Formerly named Aggressive Growth Fund.

(2) Formerly named Risk-Managed Large Cap Growth Fund.


(3) Fee waiver exceeded management fee.


(4) Formerly named Global Value Fund (from inception to December 30, 2002) and International Value Fund (from December 31, 2002 to November 28, 2003).


(5) Formerly named International Fund.


(6) Formerly named Risk-Managed Large Cap Core Fund.


(7) Formerly named Small Cap Value Fund. Fees shown are for the period April 21, 2003 through July 31, 2003.



               Absent fee waivers, the management fees based on each Fund's net assets would have been 0.65% for all Funds except Small Company Value Fund and Money Market Fund. Absent fee waivers, the management fee based on each Fund's net assets for Small Company Value Fund would have been 0.75% and for Money Market Fund would have been 0.25%.


                                                     Management of the Funds  77

               For the six month fiscal period ended September 30, 2002, Small Company Value Fund paid Berger Financial (the Fund's former adviser) a management fee (net of fee waivers) of 0.40% based on the Fund's average daily net assets. Absent fee waivers, the management fee based on the Fund's net assets would have been 0.85%. Berger Small Cap Value Fund II had a fiscal year end of September 30. Following the reorganization of Berger Small Cap Value Fund II into Janus Adviser Small Company Value Fund, the fiscal year end was changed to July 31. Advisory fees paid during the current fiscal period are noted in the table above.

SUBADVISERS

               ENHANCED INVESTMENT TECHNOLOGIES, LLC ("INTECH") serves as subadviser to Risk-Managed Growth Fund and Risk-Managed Core Fund. INTECH, 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, also serves as investment adviser to separately managed accounts. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH.


               PERKINS, WOLF, MCDONNELL AND COMPANY, LLC ("Perkins") serves as subadviser to Mid Cap Value Fund. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations as subadviser of Mid Cap Value Fund, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


               BAY ISLE FINANCIAL LLC serves as subadviser to Small Company Value Fund and served as subadviser to the Fund's predecessor since its inception in March 2002. Bay Isle, 475 14th Street, Suite 550, Oakland, California 94612, has been in the investment advisory business since 1987. Bay Isle provides day-to-day portfolio management to the Fund, as well as to other mutual funds and separate accounts. Janus Capital indirectly owns all of the outstanding voting shares of Bay Isle.

 78 Janus Adviser Series

INVESTMENT PERSONNEL

JANUS PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Worldwide Fund, which he has co-managed or managed since inception. He served as Executive Vice President and Co-Manager of Janus Adviser International Growth Fund from inception to December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Mid Cap Growth Fund, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  79

DAVID J. CORKINS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Growth and Income Fund, which he has managed since its inception. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. He holds a Bachelor of Arts degree in English and Russian from Dartmouth College and he received his Master of Business Administration degree from Columbia University in 1993.

BRENT A. LYNN
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser International Growth Fund, which he has co-managed or managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Balanced Fund and Janus Adviser Core Equity Fund, each of which she has managed since their inception. Ms. Reidy is also Portfolio Manager of other Janus accounts.
                   Ms. Reidy joined Janus Capital in 1995 as a research analyst. She received an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

 80 Janus Adviser Series

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Growth Fund, which he has managed since its inception. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990.
                   He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Capital Appreciation Fund, which he has managed since its inception. Mr. Schoelzel is also Portfolio
                   Manager of other Janus accounts. Mr. Schoelzel joined
                   Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Flexible Income Fund, which he has managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado and he has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  81

J. ERIC THORDERSON
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Money Market Fund, which he has managed since
                   January 2001. Mr. Thorderson is also Portfolio Manager of other Janus accounts. He joined Janus Capital in May 1996 as a research analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master of Business Administration degree from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

JASON P. YEE
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Adviser Foreign Stock Fund, which he has managed since its inception. Mr. Yee is also Portfolio Manager of other
                   Janus accounts. He joined Janus Capital in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000, Mr. Yee was a portfolio manager and managing director at Bee & Associates. He re-joined Janus in April 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.

 82 Janus Adviser Series

JANUS ASSISTANT PORTFOLIO MANAGERS

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Adviser Worldwide Fund. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in
                   Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.

GIBSON SMITH
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Adviser Flexible Income Fund. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith is also Portfolio Manager of other Janus accounts. Prior to joining Janus, Mr. Smith worked in the fixed-income division at Morgan Stanley from 1991 to 2001. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado at Boulder.

MINYOUNG SOHN
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Adviser Growth and Income Fund. He joined Janus Capital in 1998 as a research analyst. Mr. Sohn holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  83

GARTH YETTICK
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Adviser
                   International Growth Fund. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First
                   Manhattan Consulting Group from 1994 to 1997. He holds a Bachelor's degree in Computer Science and Mathematics from Harvard College. He has earned the right to use the Chartered Financial Analyst designation.

INTECH PORTFOLIO MANAGERS

                   No one person of the investment team is primarily responsible for implementing the investment strategies of the Risk-Managed Funds. The team of investment professionals at INTECH work together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.

 84 Janus Adviser Series

PERKINS PORTFOLIO MANAGERS

JEFF KAUTZ
--------------------------------------------------------------------------------
                   is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He has been a portfolio manager for Berger Mid Cap Value Fund since February 2002. Mr. Kautz has a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago.
                   Mr. Kautz has earned the right to use the Chartered
                   Financial Analyst designation.

ROBERT H. PERKINS
--------------------------------------------------------------------------------
                   is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. Robert Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. He has been a portfolio manager for Berger Mid Cap Value Fund and Berger Small Cap Value Fund since 1998 and 1985, respectively.
                   Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.

                                                     Management of the Funds  85

THOMAS M. PERKINS
--------------------------------------------------------------------------------
                   has been the lead Co-Manager of Janus Adviser Mid Cap
                   Value Fund since its inception. Thomas Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. He has been a portfolio manager for Berger Mid Cap Value Fund since its inception in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. As lead Co-Manager, Thomas Perkins is responsible for the daily decisions of Mid Cap Value
                   Fund's security selection. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

BAY ISLE PORTFOLIO MANAGERS

JAKOB V. HOLM
--------------------------------------------------------------------------------
                   is Co-Manager of Small Company Value Fund. Mr. Holm has been a Co-Manager of the Fund's predecessor since its inception in March 2002. Mr. Holm joined Bay Isle in 2000 as a research analyst, analyzing equity and fixed-income securities. Prior to joining Bay Isle, Mr. Holm worked at Sand Hill Advisors as a research analyst from 1997 until 2000. He received a Master of International Management focusing on finance from Thunderbird, American Graduate School of International Management and a Bachelor's degree in Economics from Augustana College. Mr. Holm has earned the right to use the Chartered Financial Analyst designation.

 86 Janus Adviser Series

WILLIAM F. K. SCHAFF
--------------------------------------------------------------------------------
                   is Co-Manager of Small Company Value Fund and President and Chief Investment Officer of Bay Isle. Mr. Schaff has been a Co-Manager of the Fund's predecessor since its inception in March 2002, and a portfolio manager on various accounts since 1986. Mr. Schaff co-founded Bay
                   Isle Financial Corporation, the predecessor of Bay Isle in 1986, and served as its Chief Executive Officer and Chief Investment Officer from 1986-2001. He has a Master's degree in Engineering from the University of California, Davis. Mr. Schaff has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  87

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY PERKINS


               The following chart shows the historical performance of the Perkins Mid Cap Value Equity Composite. The accounts in the Composite have investment objectives, policies and strategies that are substantially similar to those of the Janus Adviser Mid Cap Value Fund. The Russell MidCap Value Index is the benchmark for the Fund and the Composite. In addition, the S&P MidCap 400 Index is a secondary benchmark for the Composite. As of September 30, 2003, the Perkins Mid Cap Value Equity Composite consisted of 12 advisory accounts, including six mutual fund portfolios. As of this date, the total assets of the Perkins Mid Cap Value Equity Composite were approximately $1.7 billion. The Janus mutual funds for which Perkins acts as subadviser are included in the Perkins Mid Cap Value Equity Composite. All accounts that have investment objectives, policies and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of Perkins and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.



               The performance shown is after advisory fees and transaction costs charged to the accounts in the Composite have been deducted. Janus Adviser Mid Cap Value Fund's fees and expenses are generally expected to be higher than those reflected in the Composite, which would reduce performance. Except for the mutual fund accounts, the accounts in the Composite were not subject to the investment limitations, diversification requirements or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which if imposed, could have adversely affected the Composite's performance. Except for the mutual fund accounts, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Mid Cap Value Fund. If these fees and expenses were included, returns would be lower.


 88 Janus Adviser Series

               Average annual total return for periods ended 09/30/03


                                                    1 Year     5 Years   Since Inception(1)
  Perkins Mid Cap Value Equity Composite            30.42%     19.25%          19.25%
  Russell MidCap Value Index(2)                     28.30%      8.42%           8.42%
  S&P MidCap 400 Index(3)                           26.81%     11.96%          11.96%


(1) The inception date of the Composite was October 1, 1998. Total returns and expenses are not annualized for the first year of operations.

(2) The Russell MidCap Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.


(3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.


                                                     Management of the Funds  89

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY INTECH

               The following chart shows the historical performance of the INTECH Broad Large Cap Growth Composite and the INTECH Large Cap Growth Composite. The accounts in the Composites have investment objectives, policies and strategies that are substantially similar to those of Janus Adviser Risk-Managed Growth Fund. Both Composites and the Fund are managed using INTECH's Large Cap Growth Strategy. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The benchmark index of the INTECH Broad Large Cap Growth Composite and the Fund is the Russell 1000 Growth Index, while the benchmark of the INTECH Large Cap Growth Composite is the S&P 500/Barra Growth Index. The Broad Large Cap Growth version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Large Cap Growth Composite. The returns for the INTECH Large Cap Growth Composite are shown to illustrate INTECH's investment style and demonstrate INTECH's ability to achieve its primary objective of outperforming the applicable benchmark index with respect to the accounts included in the Composites. While there has been a high correlation between the two indices, the Fund's performance is expected to more closely track the performance of the Russell 1000 Growth Index.


               As of September 30, 2003, the INTECH Broad Large Cap Growth Composite consisted of 20 advisory accounts, including two mutual fund portfolios. As of this date, the total assets of the INTECH Broad Large Cap Growth Composite were approximately $1.6 billion. The Janus mutual funds for which INTECH acts as subadviser are included in the INTECH Broad Large Cap Growth Composite. As of September 30, 2003, the INTECH Large Cap Growth Composite consisted of 57 advisory accounts. As of this date, the total assets of the INTECH Large Cap Growth Composite were approximately $3.3 billion. All accounts that have investment objectives, policies and strategies that are substantially similar to


 90 Janus Adviser Series
               the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.



               The performance shown is after advisory fees and transaction costs charged to the accounts in each Composite have been deducted. Janus Adviser Risk-Managed Growth Fund's fees and expenses are generally expected to be higher than those reflected in the Composites, which would reduce performance. Except for the mutual fund accounts, the accounts in the Composites were not subject to the investment limitations, diversification requirements or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the Composites' performance. Except for the mutual fund accounts, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Risk-Managed Growth Fund. If these fees and expenses were included, returns would be lower.


               Average annual total returns for periods ended 09/30/03


                                                                                   Since      Inception
                                                  1 Year    5 Years   10 Years   Inception     Date(1)
  INTECH Broad Large Cap Growth Composite          25.44%      N/A        N/A     (11.48)%    10/31/2000
  Russell 1000 Growth Index(2)                     25.92%      N/A        N/A     (18.19)%    10/31/2000
  INTECH Large Cap Growth Composite                24.73%     6.98%     16.08%     15.84%     06/30/1993
  S&P 500/Barra Growth Index(3)                    22.43%    (1.05)%    10.54%     10.27%     06/30/1993


(1) Total returns and expenses are not annualized for the first year of operations.

(2) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.


(3) The S&P 500/Barra Growth Index is designed to differentiate between fast growing companies and slower growing or undervalued companies and includes those stocks in the S&P 500 Index that have higher price/book ratios. The S&P 500 Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.


                                                     Management of the Funds  91

               The following chart shows the historical performance of the INTECH Large Cap Core Aggressive Composite and the INTECH Large Cap Core Composite. The accounts in the Composites have investment objectives, policies and strategies that are substantially similar to those of Janus Adviser Risk-Managed Core Fund. The S&P 500 Index is the benchmark for the Fund and the Composites. Both Composites and the Fund are managed using INTECH's Large Cap Core Strategy and use the S&P 500 as their benchmark index. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The Large Cap Core Aggressive version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Large Cap Core Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index.


               As of September 30, 2003, the INTECH Large Cap Core Aggressive Composite consisted of five advisory accounts, including four mutual fund portfolios. As of this date, the total assets of the INTECH Large Cap Core Aggressive Composite were approximately $206 million. The Janus mutual funds for which INTECH acts as subadviser are included in the INTECH Large Cap Core Aggressive Composite. As of September 30, 2003, the INTECH Large Cap Core Composite consisted of 20 advisory accounts. As of this date, the total assets of the INTECH Large Cap Core Composite were approximately $4.3 billion. All accounts that have investment objectives, policies and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.



               The performance shown is after advisory fees and transaction costs charged to the accounts in each Composite have been deducted. Janus Adviser Risk-Managed Core Fund's fees and expenses are generally expected to be higher than those reflected in the


 92 Janus Adviser Series

               Composites, which would reduce performance. Except for the mutual fund accounts, the accounts in the Composites were not subject to the investment limitations, diversification requirements or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the Composites' performance. Except for the mutual fund accounts, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Risk-Managed Core Fund. If these fees and expenses were included, returns would be lower.


               Average annual total returns for periods ended 09/30/03


                                                                                Since        Inception
                                            1 Year     5 Years    10 Years    Inception       Date(1)
  INTECH Large Cap Core Aggressive
   Composite                                 22.05%       N/A        N/A        (4.89)%      07/31/2001
  S&P 500 Index(2)                           24.40%       N/A        N/A        (7.11)%      07/31/2001
  INTECH Large Cap Core Composite            23.42%      4.03%     10.89%       11.21%       06/30/1987
  S&P 500 Index(2)                            0.25%      1.00%     10.05%       10.18%       06/30/1987


(1) Total returns and expenses are not annualized for the first year of operations.

(2) The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


                                                     Management of the Funds  93

OTHER INFORMATION


--------------------------------------------------------------------------------


               CLASSES OF SHARES


               The Funds currently offer two classes of shares. Class C Shares is offered by this Prospectus. The Shares of both classes are generally available only in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Not all financial intermediaries offer both classes. IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class I Shares, please call 1-800-525-0020.



               PENDING LEGAL MATTERS



               On September 3, 2003, the New York Attorney General filed a complaint against Canary Capital Partners, LLC (a hedge fund, "Canary") and related parties in connection with an investigation into late day trading and "market timing" of mutual fund shares. Although the complaint did not name Janus Capital as a defendant, it alleged that Janus Capital allowed Canary to market time selected Janus funds in contradiction to stated policies of the prospectus.



               Market timing is an investment technique involving frequent short-term trading of mutual fund shares. The technique is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains, which may dilute returns for long-term shareholders. Such frequent trading is discouraged by Janus Capital because this activity may interfere with the management of a fund. Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant frequent trading appears to have occurred with respect


 94 Janus Adviser Series
               to four of those arrangements. All such arrangements have been terminated.



               The complaint does not allege any late day trading through Janus funds. However, Janus Capital cannot assure you that intermediaries properly submitted to the funds all purchase and redemption orders received from the intermediaries' customers before the time for determination of a fund's net asset value in order to obtain that day's price. In accordance with recommendations of the Chairman of the U.S. Securities and Exchange Commission to the mutual fund industry as a whole, Janus Capital is seeking assurances from broker-dealers and other intermediaries that they have followed and are following all relevant rules and regulations, as well as the Janus funds' internal policies and procedures, regarding the handling of their customers' orders on a timely basis.



               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the New York Attorney General's complaint. In addition, in response to such allegations, Janus Capital has announced it will:



               - Pay to the affected funds all management and advisory fees that it received from any permitted discretionary market timing arrangements; and



               - Make further amends to shareholders of the affected funds if it is determined that those arrangements adversely impacted them in any way.



               The U.S. Securities and Exchange Commission is also conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. Janus Capital has also received a request from the National Association of Securities Dealers, Inc., for information regarding the sale of fund securities through registered broker-dealers. Janus Capital is cooperating with all such inquiries.


                                                           Other information  95

               Subsequent to the filing of the New York Attorney General's complaint against Canary, multiple lawsuits, including class action and shareholder derivative suits, have been filed against the affected funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; (iii) breach of contract; (iv) unjust enrichment and (v) violations of section 1962 of the Racketeering, Influenced and Corrupt Organizations Act. The lawsuits have been filed in both Federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.



               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the near future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.


               DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Funds may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee, based on average daily net assets of Class C Shares, at the following annual rates:


                                 12b-1 Fee for all Funds       12b-1 Fee for Money Market Fund
  Class                          except Money Market Fund   (after waiver by Janus Distributors)*
  Class C Shares                          1.00%**                           0.25%

 * This waiver will continue until at least December 1, 2004.
** Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services.

               Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plans,

 96 Janus Adviser Series
               service providers, brokers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution services and shareholder account services performed by such entities for investors in Class C Shares.


               Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  97

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within a single Fund.

FUNDS OTHER THAN MONEY MARKET FUND

               DISTRIBUTION SCHEDULE

               Dividends for Growth and Income Fund and Balanced Fund are normally declared and distributed in March, June, September and December. Dividends for the other Equity Funds are normally declared and distributed in December. Dividends for Flexible Income Fund are normally declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. Capital gains are normally declared and distributed in December for all of the Funds.

               HOW DISTRIBUTIONS AFFECT NAV

               Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on

 98 Janus Adviser Series

               December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary as to potential tax consequences of any distributions that may be paid shortly after purchase.

               For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

MONEY MARKET FUND

               For Money Market Fund, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

                                                     Distributions and taxes  99

               For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Your financial intermediary will provide this information to you and to the IRS.

               Income dividends or capital gains distributions made by a Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the

 100 Janus Adviser Series
               qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

               TAXATION OF THE FUNDS

               Dividends, interest and some gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                                                    Distributions and taxes  101

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


               Investors generally may not purchase or redeem Shares of the Funds directly. Shares may be purchased or redeemed only through retirement plans, brokers, bank trust departments, financial advisers or other financial intermediaries. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of Shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.


PRICING OF FUND SHARES


               The price you pay for Class C Shares is the public offering price, which is the NAV next determined after your order is received in good order by the Fund or its agent, plus an initial sales charge of 1.00% (1.01% of the amount invested). The initial sales charge may be waived under certain circumstances, as described in "Purchases - Sales Charge Waivers" below. Your financial intermediary may charge you a separate or additional fee for purchases of Class C Shares.



               In order to receive a day's price, your order must be received by a Fund or its agent by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities of the Funds other than Money Market Fund are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, a Fund's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.


               Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to

 102 Janus Adviser Series
               purchase or redeem the Fund's Shares to the extent a Fund is invested in such markets.

               Money Market Fund's securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

PURCHASES


               Purchases of Shares may be made only through institutional channels such as retirement plans, brokers and financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition of shareholders for the Funds or that provide services in connection with investments in the Funds. You may wish to consider such arrangements when evaluating any recommendation of the Funds.



               Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading" below.


               Although there is no present intention to do so, the Funds may discontinue sales of any class of Shares if management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund's Shares are discontinued, it is expected that existing plan partici-

                                                        Shareholder's guide  103
               pants and other shareholders invested in that Fund would be permitted to continue to authorize investments in that Fund and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               MINIMUM INVESTMENT REQUIREMENTS

               The minimum initial investment in Class C Shares of any Fund is $2,500. Class C Shares of Money Market Fund are not available as an option for initial investments.

               SYSTEMATIC PURCHASE PLAN


               You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


               INITIAL SALES CHARGE

               CLASS C SHARES

               A 1.00% sales charge (1.01% of the amount invested) will apply to your purchase of Class C Shares of each of the Funds except Money Market Fund or unless the Sales Charge Waiver described below applies. Each Fund receives the entire net asset value of all its shares sold. Janus Distributors, each Fund's principal underwriter, retains the sales charge, which it then in turn re-allows to your financial intermediary. In addition, Janus Distributors may compensate your financial intermediary at the time of sale at an additional commission rate of 1.00% of the net asset value of the Class C Shares purchased. In total, at the time of purchase, your financial intermediary receives 2.00% of the net asset value of the Class C Shares purchased unless the financial intermediary has agreed to waive the 1.00% sales charge, in which case the financial intermediary will receive 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive either of these amounts if they receive 12b-1 fees

 104 Janus Adviser Series
               from the time of initial investment of qualified plan assets in Class C Shares.

               CLASS C SHARES SALES CHARGE WAIVERS
               The 1.00% initial sales charge for purchases of Class C Shares will be waived on purchases of Class C Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge. In such cases, although the sales charge is waived, Janus Distributors will still compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased (unless your financial intermediary is receiving 12b-1 fees prior to the 13th month after the initial investment of qualified plan assets in Class C Shares). You should determine if your financial intermediary has agreed to waive the 1.00% initial sales charge for Class C Shares before you purchase Class C Shares. In addition, no initial sales charge will be imposed on reinvested dividends or other distributions.

EXCHANGES


               Contact your financial intermediary or consult your plan documents to exchange into other Funds in Janus Adviser Series. Be sure to read the prospectus of the Fund you are exchanging into. An exchange is generally a taxable transaction (except for qualified plan accounts).


               - You may generally exchange Shares of a Fund only for Shares of the same class of another Fund in Janus Adviser or in any Fund of the Trust offered through your financial intermediary or qualified plan.

               - You must meet the minimum investment amount for each Fund.

               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of


                                                        Shareholder's guide  105
                 exchanges. For more information about the Funds' policy on excessive trading, see "Excessive Trading" below.


               WAIVER OF ADDITIONAL SALES CHARGES

               Class C Shares received through an exchange of Class C Shares of another Fund of Janus Adviser Series or Janus Adviser will not be subject to any initial sales charge or any contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please see "Redemptions" below.


               MONEY MARKET FUND

               You may purchase Class C Shares of Money Market Fund only through an exchange from Class C Shares of another Fund. A CDSC will apply if you redeem your Class C Shares of Money Market Fund within 12 months of your original purchase of Class C Shares. For more information about the CDSC, please see "Redemptions" below.

REDEMPTIONS

               Redemptions, like purchases, may generally be effected only through retirement plans and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details.

               Shares of any Fund may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable CDSC for Class C Shares, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

 106 Janus Adviser Series

               SYSTEMATIC WITHDRAWAL PLAN


               You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. The CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. A CDSC may apply to periodic redemptions that exceed certain amounts. Certain terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


               CLASS C SHARES CDSC

               A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless any of the CDSC waivers listed below apply. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed.


               CDSC WAIVERS

               The CDSC may be waived:


               - Upon the death or disability of the shareholder or plan
                 participant;


               - For retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for retirement plans;

               - Upon the redemption of Class C Shares acquired through
                 reinvestment of Fund dividends or distributions;

               - If the distribution represents the increase in NAV above the total amount of payments for Class C Shares during the period during which the CDSC applied; or

               - If a Fund chooses to liquidate or involuntarily redeem shares in your account.

                                                        Shareholder's guide  107

               To keep the CDSC as low as possible, Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.


EXCESSIVE TRADING


               The Funds are intended for long-term investment purposes only. The Funds will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds reserve the right to reject any purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager believes that he or she would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.



               The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. However, the Funds cannot always identify or reasonably detect excessive trading which may be facilitated by financial intermediaries or made difficult to identify by the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds. Transactions accepted by your financial intermediary in violation of the Funds' excessive trading policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your intermediary.


 108 Janus Adviser Series

               The Funds' excessive trading policy generally does not apply to Janus Adviser Money Market Fund, although Janus Adviser Money Market Fund at all times reserves the right to reject any purchase request (including exchange purchases) for any reason without prior notice.


SHAREHOLDER COMMUNICATIONS

               Shareholders will receive annual and semiannual reports including the financial statements of the Funds that they have authorized for investment. Each report from their financial intermediaries will show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. The Trust's fiscal year ends July 31.

                                                        Shareholder's guide  109

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights tables are intended to help you understand the Fund's financial performance through July 31 of each fiscal period shown. Items 1 through 8 reflect financial results for a single Fund share. The information shown for the fiscal period ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with Janus Adviser Series' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.


               The total returns in the tables below represent the rate an investor would have earned (or lost) on an investment in Class C Shares of Janus Adviser Series for the fiscal year or period ended July 31, 2003 (assuming reinvestment of all dividends and distributions). Class C Shares first became available on September 30, 2002.



 110 Janus Adviser Series

CAPITAL APPRECIATION FUND - CLASS C
                                                                    For the period ended
                                                                      July 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $18.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                         (0.06)
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                            1.75
  4.  Total from investment operations                                       1.69
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                       $19.69
  9.  Total return*                                                         9.39%
 10.  Net assets, end of period (in thousands)                            $20,993
 11.  Average net assets for the period (in thousands)                    $13,963
 12.  Ratio of gross expenses to average net assets**(2)                    1.68%(3)
 13.  Ratio of net expenses to average net assets**(4)                      1.68%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                            (0.71%)
 15.  Portfolio turnover rate**                                               41%
----------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.
(1) Period September 30, 2002 (inception) to July 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 1.70% in the fiscal period ended July 31, 2003 before waiver of certain fees and expense offsets incurred by Capital Appreciation Fund.

(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  111

GROWTH FUND - CLASS C
                                                                    For the period ended
                                                                      July 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $15.28
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                         (0.01)
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                            2.41
  4.  Total from investment operations                                       2.40
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                       $17.68
  9.  Total return*                                                        15.84%
 10.  Net assets, end of period (in thousands)                             $2,880
 11.  Average net assets for the period (in thousands)                     $1,567
 12.  Ratio of gross expenses to average net assets**(2)                    1.67%(3)
 13.  Ratio of net expenses to average net assets**(4)                      1.67%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                            (0.85%)
 15.  Portfolio turnover rate**                                               43%
----------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.
(1) Period September 30, 2002 (inception) to July 31, 2003.



(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The ratio was 1.70% in the fiscal period ended July 31, 2003 before waiver of certain fees and expense offsets incurred by Growth Fund.


(4) The expense ratio reflects expenses after any expense offset arrangements.


 112 Janus Adviser Series

GROWTH AND INCOME FUND - CLASS C
                                                                    For the period ended
                                                                      July 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.57
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                         (0.01)
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                            1.83
  4.  Total from investment operations                                       1.82
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --(2)
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                       $13.39
  9.  Total return*                                                        15.74%
 10.  Net assets, end of period (in thousands)                            $12,805
 11.  Average net assets for the period (in thousands)                     $6,061
 12.  Ratio of gross expenses to average net assets**(3)                    1.73%(4)
 13.  Ratio of net expenses to average net assets**(5)                      1.73%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                            (0.18%)
 15.  Portfolio turnover rate**                                               37%
----------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.
(1) Period September 30, 2002 (inception) to July 31, 2003.

(2) Dividends (from net investment income) aggregated less than $.01 on a per share basis for the period ended July 31, 2003.


(3) The expense ratio reflects expenses prior to any expense offset arrangements.


(4) The ratio was 1.73% in the fiscal period ended July 31, 2003 before waiver of certain fees and expense offsets incurred by Growth and Income Fund.


(5) The expense ratio reflects expenses after any expense offset arrangements.


                                                       Financial highlights  113

MID CAP GROWTH FUND+ - CLASS C
                                                                    For the period ended
                                                                      July 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $15.27
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                         (0.02)
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                            3.17
  4.  Total from investment operations                                       3.15
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                       $18.42
  9.  Total return*                                                        20.63%
 10.  Net assets, end of period (in thousands)                               $530
 11.  Average net assets for the period (in thousands)                       $350
 12.  Ratio of gross expenses to average net assets**(2)                    1.66%(3)
 13.  Ratio of net expenses to average net assets**(4)                      1.66%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                            (1.07%)
 15.  Portfolio turnover rate**                                               43%
----------------------------------------------------------------------------------------


 +  Formerly named Aggressive Growth Fund.
 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.
(1) Period September 30, 2002 (inception) to July 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 1.72% in the fiscal period ended July 31, 2003 before waiver of certain fees and expense offsets incurred by Mid Cap Growth Fund.

(4) The expense ratio reflects expenses after any expense offset arrangements.

 114 Janus Adviser Series

RISK-MANAGED GROWTH FUND+ - CLASS C
                                                                    For the period ended
                                                                      July 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                          (0.05)
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                             1.15
  4.  Total from investment operations                                        1.10
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                    --
  6.  Distributions (from capital gains)                                        --
  7.  Total distributions                                                       --
  8.  NET ASSET VALUE, END OF PERIOD                                        $11.10
  9.  Total return*                                                         11.00%
 10.  Net assets, end of period (in thousands)                              $4,645
 11.  Average net assets for the period (in thousands)                      $3,874
 12.  Ratio of gross expenses to average net assets**(2)                     2.25%(3)
 13.  Ratio of net expenses to average net assets**(4)                       2.25%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                             (1.41%)
 15.  Portfolio turnover rate**                                                62%
----------------------------------------------------------------------------------------


 +  Formerly named Risk-Managed Large Cap Growth Fund.
 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) Period January 2, 2003 (commencement of investment operations) through July 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 3.60% in the fiscal period ended July 31, 2003 before waiver of certain fees and expense offsets incurred by Risk-Managed Growth Fund.

(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  115

FOREIGN STOCK FUND+ - CLASS C
                                                                    For the period ended
                                                                      July 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                  $8.59
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                           0.01
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                            0.91
  4.  Total from investment operations                                       0.92
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                        $9.51
  9.  Total return*                                                        10.71%
 10.  Net assets, end of period (in thousands)                                $62
 11.  Average net assets for the period (in thousands)                        $30
 12.  Ratio of gross expenses to average net assets**(2)                    2.26%(3)
 13.  Ratio of net expenses to average net assets**(4)                      2.25%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                              0.22%
 15.  Portfolio turnover rate**                                               81%
----------------------------------------------------------------------------------------


 + Formerly named Global Value Fund (from inception to December 30, 2002) and International Value Fund (from December 31, 2002 to November 28, 2003).
 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) Period September 30, 2002 (inception) to July 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 8.57% in the fiscal period ended July 31, 2003 before waiver of certain fees and expense offsets incurred by Foreign Stock Fund.

(4) The expense ratio reflects expenses after any expense offset arrangements.

 116 Janus Adviser Series

INTERNATIONAL GROWTH FUND+ - CLASS C
                                                                    For the period ended
                                                                      July 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $17.92
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                           0.06
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                            2.25
  4.  Total from investment operations                                       2.31
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                       $20.23
  9.  Total return*                                                        12.89%
 10.  Net assets, end of period (in thousands)                             $1,375
 11.  Average net assets for the period (in thousands)                     $1,314
 12.  Ratio of gross expenses to average net assets**(2)                    1.74%(3)
 13.  Ratio of net expenses to average net assets**(4)                      1.74%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                              0.39%
 15.  Portfolio turnover rate**                                              109%
----------------------------------------------------------------------------------------


 +  Formerly named International Fund.
 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.
(1) Period September 30, 2002 (inception) to July 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 1.77% in the fiscal period ended July 31, 2003 before waiver of certain fees and expense offsets incurred by International Growth Fund.

(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  117

WORLDWIDE FUND - CLASS C
                                                                    For the period ended
                                                                      July 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $21.37
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                           0.09
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                            2.33
  4.  Total from investment operations                                       2.42
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                       $23.79
  9.  Total return*                                                        11.32%
 10.  Net assets, end of period (in thousands)                               $832
 11.  Average net assets for the period (in thousands)                       $708
 12.  Ratio of gross expenses to average net assets**(2)                    1.70%(3)
 13.  Ratio of net expenses to average net assets**(4)                      1.70%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                              0.55%
 15.  Portfolio turnover rate**                                               95%
----------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.
(1) Period September 30, 2002 (inception) to July 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 1.73% in the fiscal period ended July 31, 2003 before waiver of certain fees and expense offsets incurred by Worldwide Fund.

(4) The expense ratio reflects expenses after any expense offset arrangements.

 118 Janus Adviser Series

BALANCED FUND - CLASS C
                                                                    For the period ended
                                                                      July 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $20.88
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                           0.15
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                            1.28
  4.  Total from investment operations                                       1.43
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                               (0.13)
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                  (0.13)
  8.  NET ASSET VALUE, END OF PERIOD                                       $22.18
  9.  Total return*                                                         6.92%
 10.  Net assets, end of period (in thousands)                            $31,430
 11.  Average net assets for the period (in thousands)                    $19,574
 12.  Ratio of gross expenses to average net assets**(2)                    1.67%(3)
 13.  Ratio of net expenses to average net assets**(4)                      1.67%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                              1.06%
 15.  Portfolio turnover rate**                                               67%
----------------------------------------------------------------------------------------


 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) Period September 30, 2002 (inception) to July 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 1.68% in the fiscal period ended July 31, 2003 before waiver of certain fees and expense offsets incurred by Balanced Fund.
(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  119

CORE EQUITY FUND - CLASS C
                                                                    For the period ended
                                                                      July 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                  $12.96
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                          (0.03)
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                             1.81
  4.  Total from investment operations                                        1.78
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                    --
  6.  Distributions (from capital gains)                                        --
  7.  Total distributions                                                       --
  8.  NET ASSET VALUE, END OF PERIOD                                        $14.74
  9.  Total return*                                                         13.73%
 10.  Net assets, end of period (in thousands)                             $10,261
 11.  Average net assets for the period (in thousands)                      $6,671
 12.  Ratio of gross expenses to average net assets**(2)                     2.10%(3)
 13.  Ratio of net expenses to average net assets**(4)                       2.09%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                             (0.70%)
 15.  Portfolio turnover rate**                                                71%
----------------------------------------------------------------------------------------


 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) Period September 30, 2002 (inception) to July 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 2.10% in the fiscal period ended July 31, 2003 before waiver of certain fees and expense offsets incurred by Core Equity Fund.
(4) The expense ratio reflects expenses after any expense offset arrangements.

 120 Janus Adviser Series

RISK-MANAGED CORE FUND+ - CLASS C
                                                                    For the period ended
                                                                      July 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                         (0.02)
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                            0.88
  4.  Total from investment operations                                       0.86
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                       $10.86
  9.  Total return*                                                         8.60%
 10.  Net assets, end of period (in thousands)                             $4,423
 11.  Average net assets for the period (in thousands)                     $3,838
 12.  Ratio of gross expenses to average net assets**(2)                    2.25%(3)
 13.  Ratio of net expenses to average net assets**(4)                      2.25%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                            (0.71%)
 15.  Portfolio turnover rate**                                               64%
----------------------------------------------------------------------------------------


 +  Formerly named Risk-Managed Large Cap Core Fund.
 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) Period January 2, 2003 (commencement of investment operations) through July 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 4.08% in the fiscal period ended July 31, 2003 before waiver of certain fees and expense offsets incurred by Risk-Managed Core Fund.

(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  121

MID CAP VALUE FUND - CLASS C
                                                                    For the period ended
                                                                      July 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                         (0.02)
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                            1.41
  4.  Total from investment operations                                       1.39
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                       $11.39
  9.  Total return*                                                        13.90%
 10.  Net assets, end of period (in thousands)                               $608
 11.  Average net assets for the period (in thousands)                       $313
 12.  Ratio of gross expenses to average net assets**(2)                    2.26%(3)
 13.  Ratio of net expenses to average net assets**(4)                      2.25%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                            (0.91%)
 15.  Portfolio turnover rate**                                              157%
----------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.
(1) Period December 31, 2002 (inception) to July 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 9.97% in the fiscal period ended July 31, 2003 before waiver of certain fees and expense offsets incurred by Mid Cap Value Fund.

(4) The expense ratio reflects expenses after any expense offset arrangements.

 122 Janus Adviser Series

SMALL COMPANY VALUE FUND+ - CLASS C
                                                                    For the period ended
                                                                      July 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                  $8.89
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                           0.01
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                            1.66
  4.  Total from investment operations                                       1.67
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                   --
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                      --
  8.  NET ASSET VALUE, END OF PERIOD                                       $10.56
  9.  Total return*                                                        18.79%
 10.  Net assets, end of period (in thousands)                                $18
 11.  Average net assets for the period (in thousands)                        $12
 12.  Ratio of gross expenses to average net assets**(2)                    2.25%(3)
 13.  Ratio of net expenses to average net assets**(4)                      2.25%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                            (2.30%)
 15.  Portfolio turnover rate**                                               45%
----------------------------------------------------------------------------------------


 +  Formerly named Small Cap Value Fund.
 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.

(1) Period April 22, 2003 (inception for Class C Shares of Small Company Value
    Fund) to July 31, 2003.

(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 10.53% in the fiscal period ended July 31, 2003 before waiver of certain fees and expense offsets incurred by Small Company Value Fund.

(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  123

FLEXIBLE INCOME FUND - CLASS C
                                                                    For the period ended
                                                                      July 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $12.38
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                           0.34
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                            0.02
  4.  Total from investment operations                                       0.36
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                               (0.33)
  6.  Distributions (from capital gains)                                       --
  7.  Total distributions                                                  (0.33)
  8.  NET ASSET VALUE, END OF PERIOD                                       $12.41
  9.  Total return*                                                         2.92%
 10.  Net assets, end of period (in thousands)                            $20,294
 11.  Average net assets for the period (in thousands)                    $10,230
 12.  Ratio of gross expenses to average net assets**(2)                    1.71%(3)
 13.  Ratio of net expenses to average net assets**(4)                      1.70%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                              3.05%
 15.  Portfolio turnover rate**                                              168%
----------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.
(1) Period September 30, 2002 (inception) to July 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 1.81% in the fiscal period ended July 31, 2003 before waiver of certain fees and expense offsets incurred by Flexible Income Fund.

(4) The expense ratio reflects expenses after any expense offset arrangements.

 124 Janus Adviser Series

MONEY MARKET FUND - CLASS C
                                                                    For the period ended
                                                                      July 31, 2003(1)
----------------------------------------------------------------------------------------
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                                 $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                          0.01
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                             --
  4.  Total from investment operations                                      0.01
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                              (0.01)
  6.  Distributions (from capital gains)                                      --
  7.  Total distributions                                                 (0.01)
  8.  NET ASSET VALUE, END OF PERIOD                                       $1.00
  9.  Total return*                                                        0.70%
 10.  Net assets, end of period (in thousands)                              $173
 11.  Average net assets for the period (in thousands)                      $464
 12.  Ratio of gross expenses to average net assets**(2)                   0.61%(3)
 13.  Ratio of net expenses to average net assets**(4)                     0.61%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                             0.84%
----------------------------------------------------------------------------------------


 * Total return not annualized for periods of less than one year. ** Annualized for periods of less than one full year.
(1) Period September 30, 2002 (inception) to July 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 1.93% in the fiscal period ended July 31, 2003 before waiver of certain fees and expense offsets incurred by Money Market Fund.

(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                       Financial highlights  125

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by

 126 Janus Adviser Series
               domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates.

                                               Glossary of investment terms  127

               In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

 128 Janus Adviser Series

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating

                                               Glossary of investment terms  129
               rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract

 130 Janus Adviser Series
               at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a

                                               Glossary of investment terms  131
               bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that a Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain. For "naked" short sales, a Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment

 132 Janus Adviser Series
               and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                               Glossary of investment terms  133

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and
                                             interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more
                                             susceptible to the adverse effects
                                             of changing circumstances and
                                             economic conditions.
                BBB-........................ Adequate capacity to pay principal and interest; normally exhibit
                                             adequate protection parameters, but
                                             adverse economic conditions or
                                             changing circumstances more likely
                                             to lead to a weakened capacity to
                                             pay principal and interest than for
                                             higher rated bonds.

                Non-Investment Grade
                BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to
                                             meet required interest and
                                             principal payments. BB - lowest
                                             degree of speculation; C - the
                                             highest degree of speculation.
                                             Quality and protective
                                             characteristics outweighed by large
                                             uncertainties or major risk
                                             exposure to adverse conditions.
                D........................... In default.

 134 Janus Adviser Series

MOODY'S INVESTORS
SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.

                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

                                           Explanation of rating categories  135

               Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more ratings agencies) are considered to be in the lower rated category.

SECURITIES HOLDINGS BY RATING CATEGORY


               During the fiscal year ended July 31, 2003, the percentage of securities holdings for Flexible Income Fund by rating category based on a weighted monthly average was:



                FLEXIBLE INCOME FUND
                ---------------------------------------------------------------

                 BONDS-S&P RATING:
                 AAA                                                        33%
                 AA                                                          8%
                 A                                                          10%
                 BBB                                                        30%
                 BB                                                          6%
                 B                                                           2%
                 CCC                                                         0%
                 CC                                                          0%
                 C                                                           0%
                 Not Rated                                                   7%
                 Preferred Stock                                             0%
                 Cash and Options                                            4%
                 TOTAL                                                     100%
                ---------------------------------------------------------------


               No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended July 31, 2003.

 136 Janus Adviser Series

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor, broker or financial institution. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]

                               www.janus.com

                               100 Fillmore Street
                               Denver, CO 80206-4928
                               1-800-525-0020

                    Investment Company Act File No. 811-9885

               November 28, 2003



               GROWTH
                Janus Adviser Capital Appreciation Fund
                Janus Adviser Growth Fund
                Janus Adviser Growth and Income Fund
                Janus Adviser Mid Cap Growth Fund
                  (Formerly named Janus Adviser
                  Aggressive Growth Fund)
                Janus Adviser Risk-Managed Growth Fund
                  (Formerly named Janus Adviser
                  Risk-Managed Large Cap Growth Fund)




               INTERNATIONAL/GLOBAL
                Janus Adviser Foreign Stock Fund
                  (Formerly named Janus Adviser
                  International Value Fund)
                Janus Adviser International Growth Fund
                  (Formerly named Janus Adviser
                  International Fund)
                Janus Adviser Worldwide Fund



                    CORE
                     Janus Adviser Balanced Fund
                     Janus Adviser Core Equity Fund
                     Janus Adviser Risk-Managed Core Fund
                       (Formerly named Janus Adviser
                       Risk-Managed Large Cap Core Fund)




                    VALUE
                     Janus Adviser Mid Cap Value Fund
                     Janus Adviser Small Company
                       Value Fund
                       (Formerly named Janus Adviser
                       Small Cap Value Fund)



                    INCOME
                     Janus Adviser Flexible Income Fund

                              JANUS ADVISER SERIES
                                 CLASS C SHARES
                                 CLASS I SHARES
                      Statement of Additional Information


     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class C Shares and Class I Shares (collectively, the "Shares") of the Funds listed above, each of which is a separate series of Janus Adviser Series, a Delaware business trust (now called a Delaware statutory trust). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund. In addition, a subadviser is responsible for the day to day operations of certain Funds. The name changes for Janus Adviser Mid Cap Growth Fund and Janus Adviser International Growth Fund were effective June 2, 2003. The name changes for Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund and Janus Adviser Small Company Value Fund were effective November 28, 2003. The name change for Janus Adviser Global Value Fund to Janus Adviser International Value Fund was effective December 31, 2003. The name change for Janus Adviser International Value Fund to Janus Adviser Foreign Stock Fund was effective November 28, 2003.


     Shares of the Funds may generally be purchased only through institutional channels such as qualified and non-qualified retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.

     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated November 28, 2003, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker or other financial intermediary. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor or other financial intermediary.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                Classification, Investment Policies and
                Restrictions, and Investment Strategies and
                Risks...........................................    2
                Investment Adviser and Subadvisers..............   45
                Custodian, Transfer Agent and Certain
                Affiliations....................................   76
                Portfolio Transactions and Brokerage............   79
                Trustees and Officers...........................   91
                Shares of the Trust.............................  106
                   Net Asset Value Determination................  106
                   Purchases....................................  107
                   Distribution and Shareholder Servicing
                   Plans........................................  109
                   Redemptions..................................  112
                Income Dividends, Capital Gains Distributions
                and Tax Status..................................  115
                Principal Shareholders..........................  117
                Miscellaneous Information.......................  127
                   Shares of the Trust..........................  128
                   Shareholder Meetings.........................  128
                   Voting Rights................................  129
                   Independent Accountants......................  130
                   Registration Statement.......................  130
                Financial Statements............................  131
                Appendix A......................................  132
                   Explanation of Rating Categories.............  132

CLASSIFICATION, INVESTMENT POLICIES AND
RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION

               Each Fund is a series of Janus Adviser Series (the "Trust"), an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Funds that are classified as nondiversified will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").

               Capital Appreciation Fund and Foreign Stock Fund are classified as nondiversified. Growth Fund, Growth and Income Fund, Mid Cap Growth Fund, Risk-Managed Growth Fund, International Growth Fund, Worldwide Fund, Balanced Fund, Core Equity Fund, Risk-Managed Core Fund, Mid Cap Value Fund, Small Company Value Fund and Flexible Income Fund are all classified as diversified.

               SUBADVISERS

               FUNDS SUBADVISED BY INTECH. Enhanced Investment Technologies, LLC ("INTECH") is the investment subadviser for Risk-Managed Growth Fund and Risk-Managed Core Fund (together, the "Risk-Managed Funds").

               FUND SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is the investment subadviser for Mid Cap Value Fund.

               FUND SUBADVISED BY BAY ISLE. Bay Isle Financial LLC ("Bay Isle") is the investment subadviser for Small Company Value Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

               The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of
               (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Each of these policies applies to all of the Funds, except policy (1), which applies only to the Funds specifically listed in that policy.

               (1) With respect to 75% of its total assets, Janus Adviser Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Risk-Managed Growth Fund, Janus Adviser International Growth Fund, Janus Adviser Worldwide Fund, Janus Adviser Balanced Fund, Janus Adviser Core Equity Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund and Janus Adviser Flexible Income Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               Each Fund may not:

               (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. Government securities).

               (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

               (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

               (7) Borrow money except that the Funds may each borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

               As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Fund.

               The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

               (a) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, each Fund except Janus Adviser Flexible Income Fund may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

               (b) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (c) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (d) The Funds do not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (e) The Funds may not invest in companies for the purpose of exercising control of management.


               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.


               For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

               For purposes of the Funds' restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

               BALANCED FUND. As an operational policy, at least 25% of the assets of Balanced Fund normally will be invested in fixed-income senior securities.

               FLEXIBLE INCOME FUND. As a fundamental policy, this Fund may not purchase a non-income-producing security if, after such purchase, less than 80% of the Fund's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

INVESTMENT STRATEGIES AND RISKS

Cash Position

               As discussed in the Prospectus, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. The Funds may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

               The Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These Funds may use futures and options contracts and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These Funds may invest in government securities and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when Janus Capital or

               INTECH believes market, economic or political conditions warrant a temporary defensive position.

Illiquid Investments

               Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933.

               If illiquid securities exceed 15% of a Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.

               Each Fund except Janus Adviser Flexible Income Fund may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. Venture capital investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending

               Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but they may call a loan in anticipation of an important vote. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Foreign Securities

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.


               EMERGING MARKETS. The Funds, particularly Foreign Stock Fund, International Growth Fund and Worldwide Fund, may invest in companies from "developing countries" or "emerging markets." Investing in emerging markets involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities.

Short Sales

               Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

               Each Fund except Janus Adviser Flexible Income Fund may also engage in "naked" short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. A Fund will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

               Within the parameters of its specific investment policies, each Fund may invest up to 10% (without limit for Flexible Income

               Fund) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

               Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

               The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

               Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

               Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

               The Funds also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds' Prospectus may apply.

Investment Company Securities

               From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

               Investment companies may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investment is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operations. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount to their NAVs.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Depositary Receipts

               The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' Prospectus.


U.S. Government Securities



               Flexible Income Fund invests in U.S. Government Securities, U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government Securities in which a Fund may invest include Securities back only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Home Loan Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae are supported by the discretionary authority of the U.S. government to purchase the obligations. Securities issued by the Student Loan Marketing Association ("Sallie Mae") and the Federal Farm Credit Bank are supported by the credit of the issuer. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.


Municipal Obligations

               The Funds may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

               Other types of income-producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

               In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their holdings.

Repurchase and Reverse Repurchase Agreements

               In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

               A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds

               Within the parameters of its specific investment policies, no Fund intends to invest 35% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor's Rating Service or Ba or lower by Moody's Investors Service, Inc.), except Mid Cap Growth Fund, Foreign Stock Fund, Core Equity Fund, Mid Cap Value Fund and Small Company Value Fund will, under normal circumstances, each limit its investment in such bonds to 20% of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

               Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

               Please refer to the "Explanation of Rating Categories" section of this Statement of Additional information for a description of bond rating categories.

Defaulted Securities

               A Fund will invest in defaulted securities only when its portfolio manager believes, based upon his or her analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

               FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

               DISPOSITION OF PORTFOLIO SECURITIES. Although these Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

               OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options and Other Derivative Instruments

               FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.


               The Funds may enter into futures contracts and related options as permitted under Commodity Futures Trading Commission ("CFTC") Rule 4.5. The Funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

               Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, however, closing out open futures positions through customary settlement procedures could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

               The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect that Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

               If a Fund owns bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

               Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

               OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date.

               The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Currently, the Fund does not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

               These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

               The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

               The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

               A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

               The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

               A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

               EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.


               SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.


               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

               As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital with the remaining 5% held by Janus Management Holdings Corporation.

               Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or other Janus Funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds. As discussed below, Janus Capital has delegated certain of these duties to INTECH, Perkins and Bay Isle pursuant to Subadvisory Agreements between Janus Capital and each Subadviser.


               From their own assets, Janus Capital, Janus Distributors LLC or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries fees for providing recordkeeping, subaccounting and other shareholder or administrative services in connection with investment in the Funds. These fees may be in addition to fees paid from the Funds' assets to these financial intermediaries. Janus Distributors and its affiliates may pay for or sponsor informational meetings for financial intermediaries.

               The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, trade or other investment company organization dues and expenses and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.

               Capital Appreciation Fund, Growth Fund, Growth and Income Fund, Mid Cap Growth Fund, Risk-Managed Growth Fund, Foreign Stock Fund, International Growth Fund, Worldwide Fund, Balanced Fund, Core Equity Fund and Risk-Managed Core Fund, have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Fund. Mid Cap Value Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of the Fund, with the provision that 50% of this fee (less any fee waivers or expense reimbursements) is payable directly by the Fund to Perkins, the Fund's subadviser. Small Company Value Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund pays no fees directly to Bay Isle as the subadviser. Under the Subadvisory Agreement, Bay Isle is compensated by Janus Capital at an annual rate of 0.75%. Flexible Income Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Fund, plus 0.55% of the average daily net assets of the Fund in excess of $300 million.

               Until at least December 1, 2004, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any class specific distribution or shareholder servicing fee as well as the administrative service fees applicable to Class I Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:


                                  Expense Limit
Fund Name                         Percentage (%)
------------------------------------------------
Growth
  Capital Appreciation Fund            0.68
  Growth Fund                          0.67
  Growth and Income Fund               1.02
  Mid Cap Growth Fund(1)               0.66
  Risk-Managed Growth Fund(2)          0.75(3)
International/Global
  Foreign Stock Fund(4)                1.25
  International Growth Fund(5)         0.74
  Worldwide Fund                       0.70
Core
  Balanced Fund                        0.67
  Core Equity Fund                     0.75(6)
  Risk-Managed Core Fund(7)            0.75(3)
Value
  Mid Cap Value Fund                   0.75(3)
  Small Company Value Fund(8)          1.25
Income
  Flexible Income Fund                 0.70


(1) Formerly named Aggressive Growth Fund.
(2) Formerly named Risk-Managed Large Cap Growth Fund.

(3) Effective November 28, 2003 the expense limit changed from 1.25% to 0.75%.


(4) Formerly named Global Value Fund (from inception to December 30, 2002) and International Value Fund (from December 31, 2002 to November 28, 2003).


(5) Formerly named International Fund.


(6) Effective July 31, 2003 the expense limit changed from 1.25% to 0.75%


(7) Formerly named Risk-Managed Large Cap Core Fund.


(8) Formerly named Small Cap Value Fund.

               The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal periods of each Fund. The information below is for the fiscal periods ended July 31. The information presented in the table below reflects the management fees in effect during each of the periods shown.



                                           2003                             2002                             2001
                             ---------------------------------   --------------------------     ------------------------------
Fund Name                    Advisory Fees        Waivers         Advisory Fees    Waivers      Advisory Fees       Waivers
------------------------------------------------------------------------------------------------------------------------------
Growth
 Capital Appreciation Fund    $5,039,372         $ 78,493          $3,329,756      $      0      $1,170,031       $128,296
 Growth Fund                  $2,144,257         $105,325          $2,100,137      $ 88,362      $1,606,641       $151,514
 Growth and Income Fund       $1,616,833         $      0          $1,011,282      $      0      $  147,983       $ 78,398
 Mid Cap Growth Fund(1)       $1,522,688         $122,751          $1,913,107      $ 81,336      $2,285,514       $246,195
 Risk-Managed Growth
   Fund(2)                    $   48,180(3)      $ 48,180(3)(4)           N/A           N/A             N/A            N/A
International/Global
 Foreign Stock Fund(5)        $   14,191         $ 14,191(4)       $   15,766      $ 15,766(4)   $    3,235(6)    $  3,235(4)(6)
 International Growth
   Fund(7)                    $3,177,910         $117,427          $3,456,290      $ 51,069      $1,850,941       $205,532
 Worldwide Fund               $6,962,232         $371,211          $6,973,107      $ 64,733      $4,529,513       $303,991
Core
 Balanced Fund                $5,411,211         $ 30,346          $4,436,635      $126,459      $2,186,854       $151,758
 Core Equity Fund             $  202,311         $      0          $   83,649      $      0      $   25,901       $ 25,901(4)
 Risk-Managed Core Fund(8)    $   30,176(3)      $ 30,176(3)(4)           N/A           N/A             N/A            N/A
Value
 Mid Cap Value Fund           $   11,980(9)      $ 11,980(4)(9)           N/A           N/A             N/A            N/A
 Small Company Value
   Fund(10)(11)               $   63,317(12)     $ 63,317(4)(13)   $   26,495(14)  $ 10,255(15)         N/A            N/A
Income
 Flexible Income Fund         $  571,309         $ 98,573          $  209,295      $ 64,947      $   17,615       $ 17,615(4)


 (1) Formerly named Aggressive Growth Fund.
 (2) Formerly named Risk-Managed Large Cap Growth Fund.
 (3) January 2, 2003 (inception) to July 31, 2003.

 (4) Fee waiver by Janus Capital exceeded the advisory fee.


 (5) Formerly named Global Value Fund (from inception to December 30, 2002) and International Value Fund (from December 31, 2002 to November 28, 2003).

 (6) May 1, 2001 (inception) to July 31, 2001.
 (7) Formerly named International Fund.
 (8) Formerly named Risk-Managed Large Cap Core Fund.
 (9) December 31, 2002 (inception) to July 31, 2003.
(10) Formerly named Small Cap Value Fund.

(11) October 1, 2002 to July 31, 2003.

(12) $38,522 of the Advisory Fees for Small Company Value Fund were paid to Berger Financial Group LLC, the Fund's former adviser, for the period October 1, 2002 to April 20, 2003, the remaining $24,795 were paid to Janus Capital for the period April 21, 2003 to July 31, 2003.


(13) $38,177 of the Waivers were waived by Berger Financial Group LLC, the Fund's former adviser, for the period October 1, 2002 to April 20, 2003. The remaining $33,105 were waived by Janus Capital for the period April 21, 2003 to July 31, 2003.


(14) These reflect the fees paid to Berger Financial Group LLC, the Fund's former adviser, for the period March 28, 2002 (inception) to September 30, 2002 (the Fund's former fiscal year end).


(15) These waivers reflect the amount waived by Berger Financial Group LLC, the Fund's former adviser, for the period March 28, 2002 (inception) to September 30, 2002 (the Fund's former fiscal year end).


               Each Fund's Advisory Agreement is dated April 3, 2002 except for the Advisory Agreements for Risk-Managed Growth Fund, Risk-Managed Core Fund and Mid Cap Value Fund, which are dated December 10, 2002 and Small Company Value Fund, which is dated January 31, 2003, and will continue in effect until July 1, 2004, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Fund or Janus Capital on 60 days' written notice;
               (ii) terminates automatically in the event of its assignment; and
               (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

SUBADVISERS

               Janus Capital has entered into subadvisory agreements ("Subadvisory Agreements") on behalf of Risk-Managed Growth Fund, Risk-Managed Core Fund, Mid Cap Value Fund and Small Company Value Fund.

ENHANCED INVESTMENT TECHNOLOGIES, LLC

               Janus Capital has entered into a subadvisory agreement with Enhanced Investment Technologies, LLC ("INTECH"), 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, on behalf of Risk-Managed Growth Fund and Risk-Managed Core Fund.

               INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to separately managed accounts. As of November 28, 2003, Janus Capital indirectly owned approximately 77.5% of the outstanding voting shares of INTECH.

               Under the Subadvisory Agreement between Janus Capital and INTECH, INTECH is responsible for day-to-day investment operations for Risk-Managed Growth Fund and Risk-Managed Core Fund. Investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Funds; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Funds. The Subadvisory Agreement provides that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement and except to the extent otherwise provided by law.

               The Subadvisory Agreement will continue in effect until July 1, 2004, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding shares of the Funds and in either case by vote of a majority of the Independent Trustees of the Funds. The Subadvisory Agreement is subject to termination by the Fund or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.

PERKINS, WOLF, MCDONNELL AND COMPANY, LLC

               Janus Capital has entered into a subadvisory agreement ("Subadvisory Agreement") on behalf of Mid Cap Value Fund with Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois, 60604. Perkins
               (i) manages the investment operations of the Fund; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Fund, its condition, investment decisions and conditions; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Fund; (iv) performs certain limited related administrative functions; and
               (v) provides the Trustees and Janus Capital with economic, operational and investment data and reports.

               Perkins and its predecessor have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has a 30% ownership stake in Perkins.

               Under the Subadvisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Subadvisory Agreement provides that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement and except to the extent otherwise provided by law.

               The Subadvisory Agreement with Perkins will continue in effect until July 1, 2004, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding shares of the Funds and in either case by vote of a majority of the Independent Trustees of the Fund. The Subadvisory Agreement is subject to termination without cause by Janus Capital or the Trust on 60 days' written notice, or material breach of Janus Capital or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement. Perkins may not terminate the Agreement without cause prior to May 1, 2005, and then only upon three years' notice.

               Janus Capital and Perkins have also entered into a Relationship Agreement, which sets forth a framework of mutual cooperation between the parties with respect to the developing, marketing and servicing of products. Among other things, Janus Capital agrees that it will not terminate, or recommend to the Trustees that they terminate, the Subadvisory Agreement with Perkins. Among other things, Perkins agrees to provide Janus Capital with exclusive rights to certain value investment products and limit its ability to terminate without cause. Accordingly, both Janus Capital and Perkins have financial incentives to maintain the relationship between the parties.


BAY ISLE FINANCIAL LLC


               Bay Isle Financial LLC ("Bay Isle"), 475 14th Street, Suite 550, Oakland, California 94612, serves as subadviser to Janus Adviser Small Company Value Fund. Bay Isle was the subadviser to the Fund's predecessor until the reorganization of the Berger Small Cap Value Fund II into the Fund. Bay Isle (i) manages the investment operations of the Fund; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Fund, its condition, investment decisions and conditions; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Fund; (iv) performs certain limited related administrative functions; and
               (v) provides the Trustees and Janus Capital with economic, operational and investment data and reports.


               Bay Isle has been in the investment advisory business since 1987. Bay Isle also serves as investment adviser or subadviser to mutual funds, institutional and individual separate accounts. Janus Capital indirectly owns 100% of the outstanding voting shares of Bay Isle.


               Under the Subadvisory Agreement between Janus Capital and Bay Isle, Bay Isle is responsible for day-to-day investment operations of the Fund. For the Fund, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Subadvisory Agreement provides that Bay Isle shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement and except to the extent otherwise provided by law.

               Under each Subadvisory Agreement, the subadviser is compensated according to the following schedule:


          Fund                                          Subadviser   Annual Rate
          Risk-Managed Growth Fund(1)                    INTECH         0.26%
          Risk-Managed Core Fund(2)                      INTECH         0.26%
          Mid Cap Value Fund                             Perkins       0.325%(3)
          Small Company Value Fund(4)                    Bay Isle       0.75%


               (1) Formerly named Risk-Managed Large Cap Growth Fund.
               (2) Formerly named Risk-Managed Large Cap Core Fund.

               (3) Net of fee reimbursement.


               (4) Formerly named Small Cap Value Fund.

               Janus Adviser Mid Cap Value Fund did not pay Perkins any subadvisory fees for the fiscal period December 31, 2002 to July 31, 2003 because the fee waivers and expense reimbursements exceeded the management fee. The Risk-Managed Funds and Small Company Value Fund pay no fees directly to INTECH or Bay Isle, respectively. Janus Capital pays these subadvisory fees out of its advisory fees.


               APPROVAL OF INVESTMENT ADVISORY AGREEMENTS


               In approving or continuing the Funds' Advisory Agreements, the Trustees requested and considered a wide range of information provided by Janus Capital and certain of its affiliates, as well as reports prepared by Lipper Inc. ("Lipper") containing comparisons of various Fund data to similar data for peer groups of mutual funds with similar investment objectives. Among other things, the Trustees considered information about:



               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources, investment process and reputation;


               - the terms of each Advisory Agreement;


               - the scope and quality of the services that Janus Capital provides to the Funds including, but not limited to, all administrative and operations support for the Funds, such as accounting, compliance, in-house legal, marketing and public relations, distribution and federal registration and reporting;


               - the historical investment performance of each Fund (if
                 applicable) and that of comparable funds managed by other advisers over various periods;


               - the advisory fee rates payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus
                 Capital;



               - the advisory fee rates payable by comparable funds managed by other advisers, as presented in the Lipper materials, before giving effect to any applicable fee waivers;

               - the total expense ratio of each Fund and of comparable funds managed by other advisers;

               - compensation payable by the Funds to affiliates of Janus
                 Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Funds; and

               - Janus Capital's use of the Funds' brokerage transactions to obtain research benefiting the Funds or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.

               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved or continued each Advisory Agreement and concluded that the compensation under each Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

APPROVAL OF SUBADVISORY AGREEMENTS

               The subadvised Funds' Subadvisory Agreements were unanimously approved by the vote of the Trustees cast in person at a meeting held December 10, 2002. In preparation for their meeting, the Trustees requested and reviewed a wide variety of materials, including:

               - information regarding the subadvisers and their personnel and investment processes;

               - the terms of the Subadvisory Agreements;

               - the scope and quality of the services that the subadvisers provide to the Funds;

               - the historical investment performance of accounts managed by
                 INTECH, Perkins and Bay Isle;

               - the rate of fees paid to the subadvisers by Janus Capital and by other client accounts managed by the subadvisers;

               - the procedures followed by the subadvisers with respect to portfolio's brokerage and trade allocations; and


               - information regarding Janus' acquisition of an ownership stake in Perkins.


               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreements and concluded that the compensation under the Subadvisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS

               Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, the allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others cases, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

               With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. The IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchase securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

               INTECH, the subadviser for Risk-Managed Growth Fund and Risk-Managed Core Fund, generates regular daily trades for all of its clients, including Risk-Managed Growth Fund and Risk-Managed Core Fund, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. No alteration to proportions or calculated trades is permitted without the express permission of INTECH's Chief Investment Officer or his designee. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

               Perkins, the subadviser for Mid Cap Value Fund, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including the Mid Cap Value Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

               Bay Isle, the subadviser for Small Company Value Fund, may combine orders for multiple clients, including the Fund. As a general matter, if an order is not completely filled, partial fills will be allocated pro rata in proportion to each client's original order. However, exceptions may be made in order to avoid, among other things, odd lots and de minimus allocations. Execution prices for a combined order will be averaged so that each participating client receives the average price paid or received.

               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.

               Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               Janus Capital, INTECH, Bay Isle and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that their personnel (i) at all times place first the interests of the Funds and their other clients; (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (iii) not use any material non-public information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.

               Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, INTECH, Bay Isle and Janus Distributors personnel are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, INTECH, Bay Isle and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, INTECH, Bay Isle, Janus Distributors and the Funds and certain other designated employees deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital, INTECH, Bay Isle and Janus

               Distributors personnel may be required to forfeit their profits made from personal trading.

               Perkins has adopted their own Codes of Ethics, (the "Code"), which Perkins has certified complies with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures that govern certain types of personal securities transactions by employees of Perkins. Subject to the requirements and restrictions of the Code, individuals are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds. The Code has provisions that require the employees of Perkins to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds and to avoid serving their own personal interests ahead of the Funds and their shareholders.

PROXY VOTING POLICIES AND PROCEDURES

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

               Janus Capital Management LLC ("Janus") votes proxies in the best interest of its shareholders. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

               PROXY VOTING PROCEDURES

               Janus has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus' portfolio managers for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.


               The role of the Proxy Voting Committee is to work with Janus portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

               Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website. The proxy voting record for any mutual funds which are subadvised by Janus may be obtained from that fund's adviser.

               PROXY VOTING POLICIES

               As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

               BOARD OF DIRECTORS ISSUES
               Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors. Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

               AUDITOR ISSUES
               Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

               EXECUTIVE COMPENSATION ISSUES

               Janus reviews executive compensation plans on a case by case basis. However, Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.


               GENERAL CORPORATE ISSUES
               Janus will generally vote in favor of proposals regarding supermajority voting rights. Janus will generally oppose proposals for different classes of stock with different voting rights. Janus will review anti-takeover measures on a case by case basis. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

               SHAREHOLDER PROPOSALS
               If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline. Otherwise, Janus will generally oppose the shareholder proposal.

Enhanced Investment Technologies, LLC ("INTECH")
Proxy Voting Procedures

               The following represents the procedures for INTECH with respect to the voting of proxies on behalf of all mutual funds advised by INTECH, for which INTECH has responsibility for voting proxies and the keeping of records relating to proxy voting.

               GENERAL POLICY. INTECH takes seriously its responsibilities in the voting of proxies for those clients who have delegated the voting responsibility to INTECH. However, in INTECH's investment process, buy and sell decisions are determined solely by a mathematical formula that selects optimal holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged Institutional Shareholder Services ("ISS") to vote all proxies on behalf of client accounts in accordance with its recommendations (the "ISS Recommendations").

               DELEGATION OF PROXY VOTING ADMINISTRATION. INTECH has engaged the services of the Investment Accounting Operations Group of Janus Capital Management, LLC ("Janus") to provide the administration for its proxy voting.

               JANUS INVESTMENT ACCOUNTING OPERATIONS GROUP. The Janus Investment Accounting Operations Group works with the proxy voting service and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS Recommendations.

               VOTING AND USE OF PROXY VOTING SERVICE. INTECH has engaged ISS, an independent Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating with the mutual funds' custodians to ensure that all proxy materials received by the custodians relating to securities held by the mutual funds are processed in a timely fashion. ISS is responsible for working with the Janus Investment Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus upon request. ISS will process all proxy votes in accordance with the ISS Recommendations.

               CONFLICTS OF INTEREST. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

               - ISS shall vote all proxies on INTECH's behalf in accordance with the ISS Recommendations. In its capacity as administrator, Janus shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

               - The Janus Investment Accounting Group is not authorized to override any ISS Recommendation.

               - Without limiting the foregoing, the Janus Investment Accounting
                 Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus or its affiliates with respect to a particular matter.

               - Any attempts to influence the proxy voting process shall be reported immediately to the INTECH Chief Operating Officer.

               - All mutual funds are prohibited from investing in securities of
                 Janus or securities of its publicly-traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of the mutual funds which includes, among other things, affiliates of the mutual funds. The trading system is designed to prohibit transactions in all securities on the Restricted List.

               In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Operating Officer to determine whether a material conflict exists. To the extent that a conflict of interest is identified, the board of trustees of the mutual fund affected by the conflict will be notified of such

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

               conflict of interest and will be asked to instruct INTECH as to how to vote the proxy in question.

               REPORTING AND RECORD RETENTION. Starting in August 2004, on an annual basis for the one-year period ending on June 30th, the proxy voting record for each INTECH managed mutual fund will be available via Janus' website. Janus, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the ISS Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

               REVIEW OF POLICY. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

Perkins Wolf McDonnell and Company LLC
Proxy Voting Summary for Mutual Funds

               Perkins Wolf McDonnell and Company LLC ("Perkins Wolf") votes proxies in the best interest of its shareholders. Perkins Wolf will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

               PROXY VOTING PROCEDURES

               Perkins Wolf has developed proxy voting guidelines (the "Perkins Wolf Guidelines") that influence how Perkins Wolf portfolio managers vote proxies on securities held by the portfolios Perkins Wolf manages. The Perkins Wolf Guidelines, which include recommendations on all major corporate issues, have been developed by the Perkins Wolf Proxy Voting Committee (the "Proxy Voting Committee"). Perkins Wolf portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Wolf Guidelines, however, a portfolio manager may choose to vote differently than the Perkins Wolf Guidelines. Perkins Wolf has delegated the administration of its proxy voting to Janus Capital Management LLC ("Janus"). Janus, on Perkins Wolf's behalf, has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

               The role of the Proxy Voting Committee is to develop the Perkins Wolf Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins Wolf believes that application of the Perkins Wolf Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Wolf Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Perkins Wolf Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

               Starting in August 2004, on an annual basis, Janus, on Perkins Wolf's behalf, will provide its proxy voting record for each mutual fund subadvised by Perkins Wolf for the one-year period ending on June 30th on Janus' website.

               PROXY VOTING POLICIES

               As discussed above, the Proxy Voting Committee has developed the Perkins Wolf Guidelines for use in voting proxies. Below is a summary of some of the more significant Perkins Wolf Guidelines.

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

               BOARD OF DIRECTORS ISSUES
               Perkins Wolf will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins Wolf will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins Wolf will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

               AUDITOR ISSUES
               Perkins Wolf will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

               EXECUTIVE COMPENSATION ISSUES
               Perkins Wolf reviews executive compensation plans on a case by case basis. However, Perkins Wolf will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Perkins Wolf will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

               GENERAL CORPORATE ISSUES
               Perkins Wolf will generally oppose proposals for different classes of stock with different voting rights. Perkins Wolf will review anti-takeover measures on a case by case basis. Perkins Wolf will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

               SHAREHOLDER PROPOSALS
               If a shareholder proposal is specifically addressed by the Perkins Wolf Guidelines, Perkins Wolf will generally vote pursuant to that Perkins Wolf Guideline. Otherwise, Perkins Wolf will generally oppose the shareholder proposal.

Bay Isle Financial LLC ("Bay Isle")
Proxy Voting Procedures

               INTENT. The SEC recently adopted rules that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. The new rule requires an investment adviser that exercises voting authority over client proxies to

               - Adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients,

               - Disclose to clients information about these policies and procedures,

               - Disclose to clients how they may obtain information on how the adviser has voted their proxies,

               - Maintain certain records relating to proxy voting.

               The rules are designed to ensure that advisers vote proxies in the best interest of their clients and provide clients with information about how their proxies are voted.

               The following represents the procedures for Bay Isle Financial LLC ("Bay Isle") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Bay Isle, for which Bay Isle has voting responsibility and the keeping of records relating to proxy voting.

               GENERAL POLICY. Bay Isle votes proxies in the best interest of if its clients. Bay Isle will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Bay Isle will only accept direction from a client to vote proxies for that client's account pursuant to either Bay Isle' Proxy Voting Guidelines or pursuant to the recommendations of Institutional Shareholder Services (ISS).

               ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Bay Isle seeks to discharge its fiduciary duty by voting

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

               proxies solely in the best interest of the participants and beneficiaries of such plans. Bay Isle recognizes that the exercise of voting rights on securities held by ERISA plans for which Bay Isle has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Bay Isle will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Bay Isle as investment manager.

               PROXY VOTING COMMITTEE. The Bay Isle Investment Committee (the "Committee") develops Bay Isle' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is chaired by the Chief Investment Officer (CIO). In creating proxy-voting recommendations, the Committee may analyze proxy proposals from the prior year and evaluate whether those proposals would adversely affect shareholders' interests.

               DELEGATION OF PROXY VOTING ADMINISTRATION. Bay Isle has engaged the services of the Investment Accounting Operations Group of Janus Capital Management, LLC ("Janus") to provide the administration for its proxy voting.

               VOTING AND USE OF PROXY VOTING SERVICE. Bay Isle has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Bay Isle upon request.

               To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. The Proxy Administrator is responsible for maintaining this documentation.

               The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Bay Isle input. The Portfolio Administrator solicits feedback from the CIO or the Committee as required. Bay Isle also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

               PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the CIO regarding how the shares will be voted. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the Committee will document how the proxy should be voted and the rationale for such recommendation. If any member of the Committee has had any contact with persons outside of Bay Isle (excluding routine communications with proxy solicitors) regarding the proxy issue, the member will disclose that contact to the Committee. The Committee will then review the voting recommendation. If the Committee believes a conflict exists and that the member's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Bay Isle Chief Investment Officer to determine how to vote.

               CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. A conflict of interest may exist, for example, if Bay Isle has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any Committee member with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest will be referred by the Proxy Administrator to the Committee for

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

               resolution. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined.

REPORTING AND RECORD RETENTION.

               Upon request, on an annual basis, Bay Isle will provide its non-mutual fund clients with the proxy voting record for that client's account.

               Bay Isle will retain proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Bay Isle regarding votes cast in contradiction to the Bay Isle guidelines. In addition, any document prepared by Bay Isle that is material to a proxy voting decision such as the Bay Isle Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation will be retained for a minimum of 6 years.

GENERAL GUIDELINES

               As a general rule, Bay Isle votes proxies under ISS guidelines, unless there are compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. However, Bay Isle recognizes that certain proposals in the area of corporate governance, anti-takeover measures, capitalization changes and compensation programs may not be "investor friendly" and therefore provide reasons for voting against management.

               As a general matter, Bay isle maintains a consistent voting position with respect to similar proxy proposals made by various firms. However, Bay Isle recognizes that there are gradations in certain types of proposals (e.g., "poison pill" proposals or the potential dilution caused by the issuance of new stock), which may result in different voting positions being taken with respect to different proxy statements. In addition, Bay Isle generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, Bay Isle reviews proxy issues on a case-by-case basis as appropriate. Pursuant to such review, Bay Isle has adopted the following guidelines to provide a framework within which the proxies are voted.

               GUIDELINES
               1. Voting rights shall be exercised on all decisions that have a material effect on the value of the security.

               2. Voting rights shall be exercised so as to maximize and protect the value of the security, looking at both the short-term and longer-term consequences.

               3. Voting rights shall be exercised to give the greatest benefit to the shareholder. This includes considering the shareholder's existing rights and ability to participate in corporate decisions and the accountability of management.

               4. In exercising voting rights, there shall be no undue prejudice in favor of management. The Chief Investment Officer (CIO) will vote all routine matters and will forward all nonroutine matters to the Investment Committee to determine how the proxy will be voted. If the CIO is not available, the proxy will be forwarded to the investment analyst who follows the company that has issued the proxy. The CIO, based upon the attached Guidelines for Differentiating Routine and Nonroutine Matters, shall make the determination as to whether a matter to be voted on is routine or nonroutine.

               ADHERENCE TO GUIDELINES
               It shall be the responsibility of the Portfolio Manager to determine how all-nonroutine proxies, for which Bay Isle has voting responsibility, shall be voted. In the CIO's absence, the appropriate investment analyst shall make such determination. In so doing, the guidelines set forth herein shall govern. Bay Isle may, at its discretion, adopt proxy voting standards that relate to specific nonroutine proposals that occur in proxy voting on a recurring basis and which are consistent with these guidelines. It is recognized that there may be occasions when, due to special circumstances, there may be exceptions to the guidelines and, consequently, the guidelines shall be applied with a measure of flexibility.

               RECORD KEEPING
               It shall be the responsibility of the CIO to see that records are maintained as to how Bay Isle voted each proposal on each proxy for which Bay Isle was responsible for voting the proxy. This shall include documentation as to the reason for so voting on nonroutine matters if such documentation is deemed necessary. This information shall be made available to Bay Isle's client upon their request.

GUIDELINES FOR DIFFERENTIATING
ROUTINE AND NONROUTINE MATTERS

               The following guidelines shall be used to assist in determining whether a matter to be voted on is routine or nonroutine under Bay Isle's Proxy Voting Policies and Procedures. This guidance is applicable in cases where we exercise discretion to vote proxies. Of course, our clients may reserve the discretion to vote their own proxies or otherwise provide special written guidelines, which should then be followed notwithstanding the following.

ROUTINE MATTERS

               In general, routine matters should be regarded as those which repeatedly arise in the ordinary course of business for periodic review, approval and/or election and which are not otherwise characterized as nonroutine as noted below. Such matters include, without limitation, uncontested elections and the approval of auditors.

NONROUTINE MATTERS

               Nonroutine matters include those which may materially affect shareholder value or are otherwise unusual in nature, including without limitation restructurings, mergers, acquisitions, takeover attempts, anti-takeover defenses, recapitalization, dilutive actions or matters of social responsibility. Below is a list of issues that require special attention:

               CORPORATE GOVERNANCE
               Classified boards

               Removal of directors for cause or by a super majority vote

               Cumulative voting

               Unequal voting rights proposals (superstock)

               Supermajority proposals

               Actions to limit or abolish shareholder rights to act independently

               Proposals to vote unmarked proxies in favor of management

               Preemptive rights

               Change the state of incorporation

               Proposals to increase the company's authorized shares

               Shareholder proposals

               TAKEOVER DEFENSE AND RELATED ACTIONS
               Proposals involving tender offers or mergers

               Fair price provisions

               Proposals to introduce or eliminate greenmail provisions

               Proposals to reevaluate in-place "shark-repellents"

               Shareholder rights plans (poison pills)

               COMPENSATION PLANS
               Stock option plans and/or stock appreciation right plans

               Extension of stock option grants to outside directors

               Incentive plans effective in the event of hostile takeovers or mergers (golden and tin parachutes)

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

               Proposals creating an unusually favorable compensation structure in advance of sale of the company

               Executive severance agreements

               The CIO shall vote all such matters or shall assign an investment analyst to vote on behalf of Bay Isle.

CUSTODIAN, TRANSFER AGENT AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

               Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in Class I Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, and other administrative services.

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


               For the fiscal years or period ended July 31, the total amounts paid by Class I Shares of the Funds to Janus Services (substantially all of which Janus Services paid out to service providers) are summarized below.



                                              Administrative   Administrative   Administrative
                                                 Services         Services         Services
                                                   Fees             Fees             Fees
Fund Name                                     July 31, 2003    July 31, 2002    July 31, 2001
----------------------------------------------------------------------------------------------
Growth
  Capital Appreciation Fund                     $1,909,052       $1,280,676       $  450,012
  Growth Fund                                   $  821,440       $  807,745       $  617,939
  Growth and Income Fund                        $  609,197       $  388,954       $   56,917
  Mid Cap Growth Fund(1)                        $  584,918       $  735,810       $  879,044
  Risk-Managed Growth Fund(2)                   $   12,933(3)           N/A              N/A
International/Global
  Foreign Stock Fund(4)                         $    5,395       $    6,064       $    1,244
  International Growth Fund(5)                  $1,219,527       $1,329,342       $  711,900
  Worldwide Fund                                $2,676,302       $2,681,964       $1,742,120
Core
  Balanced Fund                                 $2,040,343       $1,706,398       $  841,098
  Core Equity Fund                              $   63,875       $   32,173       $    9,962
  Risk-Managed Core Fund(6)                     $    6,059(3)           N/A              N/A
Value
  Mid Cap Value Fund                            $    4,155(7)           N/A              N/A
  Small Company Value Fund(8)(9)                $    8,257              N/A              N/A
Income
  Flexible Income Fund                          $  198,148       $   80,498       $    6,775


(1) Formerly named Aggressive Growth Fund.
(2) Formerly named Risk-Managed Large Cap Growth Fund.
(3) January 2, 2003 (inception) to July 31, 2003.
(4) Formerly named Global Value Fund (from inception to December 30, 2002) and International Value Fund (from December 31, 2002 to November 28, 2003).
(5) Formerly named International Fund.
(6) Formerly named Risk-Managed Large Cap Core Fund.

(7) December 31, 2002 (inception) to July 31, 2003.

(8) Formerly named Small Cap Value Fund.
(9) Prior to the reorganization, Small Company Value Fund was party to an administrative services agreement with Berger Financial. Berger Financial provided administrative services to the Fund at no cost.


               Janus Services is not compensated for its services related to Class C Shares, except for out-of-pocket expenses.


               The Funds pay DST Systems, Inc. ("DST"), a subsidiary of JCGI, license fees at the annual rate of $3.06 per shareholder account for each Fund except Flexible Income Fund and $3.98 per shareholder account for Flexible Income Fund for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurred in mailing Fund shareholder transaction confirmations. In addition, the Funds use the DST sharelot system to track and process redemption fees and contingent deferred sales charges. For this system, the Funds currently pay DST at an annual rate of $0.40 per account. This fee is only charged to those Funds with redemption fees or contingent deferred sales charges. On August 25, 2003, JCGI announced it had signed a definitive agreement with DST under which JCGI will transfer to DST 32.3 million shares of DST common stock in exchange for 100% of a wholly-owned DST subsidiary that is currently part of DST's Output Solutions business segment. After the transaction closes, this subsidiary will be renamed JCG Partners and will hold a commercial printing and graphics design business and cash. JCGI will still own approximately 7.4 million shares of DST common stock. Subject to a number of closing conditions, including DST shareholder approval, this transaction is expected to close in the fourth quarter of 2003.


               The Trustees have authorized the Funds to use an affiliate of DST as introducing broker for certain Fund transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Fund expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Fund under its waiver agreement, and such Fund receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

               Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is the Trust's distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

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

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

               Janus Capital places all portfolio transactions of the Funds, except for the Risk-Managed Funds. With respect to the Mid Cap Value Fund, Janus Capital places portfolio transactions solely upon Perkins' direction. With respect to the Risk-Managed Funds, INTECH places portfolio transactions using its proprietary trade system software. With respect to Small Company Value Fund, Janus Capital may delegate placement of brokerage to Bay Isle.

               Janus Capital and the subadvisers have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital, Perkins and Bay Isle may be permitted to pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

               Janus Capital, Perkins and Bay Isle consider a number of factors in seeking best execution, in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include but are not limited to: Janus Capital's, Perkins' and Bay Isle's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of the research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital, Perkins and Bay Isle may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital, Perkins or Bay Isle determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital, Perkins or Bay Isle. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities, purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital, Perkins and Bay Isle in carrying out their responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's, Perkins' and Bay Isle's own research efforts. Much of the research provided to Janus Capital, Perkins and Bay Isle by broker-dealers would otherwise be available to Janus Capital, Perkins and Bay Isle for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital, Perkins and Bay Isle by or through broker-dealers. For example, Janus Capital, Perkins and Bay Isle have arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital, Perkins and Bay Isle receive research from broker-dealers, Janus Capital, Perkins and Bay Isle may have an incentive to continue to use those broker-dealers to effect transactions.


               For the fiscal year or period ended July 31, 2003, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below.



Fund Name                                                    Commissions    Transactions
----------------------------------------------------------------------------------------
Growth
  Capital Appreciation Fund                                   $799,951      $738,163,087
  Growth Fund                                                 $336,664      $247,050,696
  Growth and Income Fund                                      $223,212      $162,471,605
  Mid Cap Growth Fund(1)                                      $462,335      $262,893,894
International/Global
  Foreign Stock Fund(2)                                       $  2,565      $  1,273,496
  International Growth Fund(3)                                $188,541      $108,228,193
  Worldwide Fund                                              $970,299      $699,927,499
Core
  Balanced Fund                                               $661,024      $505,261,766
  Core Equity Fund                                            $ 46,177      $ 34,049,573
Value
  Mid Cap Value Fund                                          $  5,020(4)   $  2,294,816(4)
  Small Company Value Fund(5)                                 $  5,092      $  3,119,720


(1) Formerly named Aggressive Growth Fund.

(2) Formerly named Global Value Fund (from inception to December 30, 2002) and International Value Fund (from December 31, 2002 to November 28, 2003).


(3) Formerly named International Fund.


(4) December 31, 2002 (inception) to July 31, 2003.


(5) Formerly named Small Cap Value Fund.

Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.

               If Janus Capital, Perkins or Bay Isle determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital, Perkins or Bay Isle may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital, Perkins or Bay Isle determines will assist it in the investment decision-making or trading process may be paid for in brokerage commission dollars. Janus Capital, Perkins and Bay Isle receive a benefit from research they receive from brokers; for this reason, Janus Capital, Perkins and Bay Isle have an incentive to place trades with brokers who provide research products or services.

               Janus Capital, Perkins and Bay Isle do not guarantee any broker the placement of a pre-determined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital, Perkins and Bay Isle do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital, Perkins or Bay Isle and such research may not necessarily be used by Janus Capital, Perkins or Bay Isle in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid with commissions generated from equity trades may be used for fixed-income clients that normally do not pay brokerage commissions. Perkins and Bay Isle may make their own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' and Bay Isle's clients, including Mid Cap Value Fund and Small Company Value Fund, respectively.

               Janus Capital and Bay Isle may also use step-out transactions in order to receive research products and services. In a step-out transaction, Janus Capital and Bay Isle may direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. In a new issue designation, Janus Capital and Bay Isle direct purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed income new issue offering. Janus Capital and Bay Isle may direct that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer that provides such products and/or services. Given Janus Capital's and Bay Isle's receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Bay Isle have an incentive to continue to engage in such transactions; however, Janus Capital and Bay Isle only intend to utilize step-out transactions and new issue designations when they believe that doing so would help achieve best execution.

               INTECH does not consider research services in selecting brokers. For the Risk-Managed Funds, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. No alteration to proportions or calculated trades is permitted without the express permission of INTECH's Chief Investment Officer. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

               Janus Capital may consider sales of Fund shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund Shares as a factor in the selection of broker-dealers to execute Fund transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing Fund business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or the subadviser better prices and executions will be achieved through the use of a broker.

               The Funds' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms that provide comparable best execution.

               The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal period ending on July 31 of each year shown.



Fund Name                                              2003          2002          2001
------------------------------------------------------------------------------------------
Growth
  Capital Appreciation Fund                         $  930,751    $  760,881    $  215,253
  Growth Fund                                       $  407,798    $  428,892    $  261,271
  Growth and Income Fund                            $  277,668    $  333,157    $   32,823
  Mid Cap Growth Fund(1)                            $  557,244    $  557,244    $  441,435
  Risk-Managed Growth Fund(2)                       $   24,273(3)        N/A           N/A
International/Global
  Foreign Stock Fund(4)                             $    5,943    $    6,705    $    2,355(5)
  International Growth Fund(6)                      $1,754,406    $1,491,956    $1,082,750
  Worldwide Fund                                    $3,088,747    $2,462,143    $1,826,581
Core
  Balanced Fund                                     $  868,540    $  778,849    $  444,607
  Core Equity Fund                                  $   71,702    $   37,773    $   11,328
  Risk-Managed Core Fund(7)                         $    8,906(3)        N/A           N/A
Value
  Mid Cap Value Fund                                $   15,297(8)        N/A           N/A
  Small Company Value Fund(9)                       $    6,340           N/A           N/A
Income
  Flexible Income Fund                              $      558    $      762    $        2


(1) Formerly named Aggressive Growth Fund.
(2) Formerly named Risk-Managed Large Cap Growth Fund.
(3) January 2, 2003 (inception) to July 31, 2003.
(4) Formerly named Global Value Fund (from inception to December 30, 2002) and International Value Fund (from December 31, 2002 to November 28, 2003).
(5) May 1, 2001 (inception) to July 31, 2001.
(6) Formerly named International Fund.
(7) Formerly named Risk-Managed Large Cap Core Fund.
(8) December 31, 2002 (inception) to July 31, 2003.
(9) Formerly named Small Cap Value Fund.

               Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:



                                 Commissions Paid
                               through DSTS for the
                                   Period Ended        Reduction of    % of Total      % of Total
Fund Name                         July 31, 2003         Expenses*      Commissions    Transactions
--------------------------------------------------------------------------------------------------
Growth
  Capital Appreciation Fund          $11,750             $ 8,815          1.26%           1.75%
  Growth Fund                        $ 4,021             $ 3,017          0.99%           1.11%
  Growth and Income Fund             $ 3,164             $ 2,374          1.14%           1.17%
  Mid Cap Growth Fund(1)             $ 8,292             $ 6,221          1.49%           2.03%
International/Global
  Foreign Stock Fund(2)              $    74             $    56          1.25%           1.78%
  Worldwide Fund                     $10,752             $ 8,066          0.35%           0.49%
Core
  Balanced Fund                      $16,760             $12,573          1.93%           1.85%
  Core Equity Fund                   $ 1,382             $ 1,037          1.93%           1.71%
Value
  Small Company Value
    Fund(3)                          $   287             $   216          4.53%           0.00%



(1) Formerly named Aggressive Growth Fund.


(2) Formerly named Global Value Fund (from inception to December 30, 2002) and International Value Fund (from December 31, 2002 to November 28, 2003).


(3) Formerly named Small Cap Value Fund.

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
Note: Funds that did not execute trades with DSTS during the periods indicated are not included in the table.

                          Commission Paid                         Commission Paid
                        through DSTS for the                    through DSTS for the
                            Period Ended        Reduction of        Period Ended        Reduction of
Fund Name                  July 31, 2002         Expenses*         July 31, 2001*        Expenses*
----------------------------------------------------------------------------------------------------
Capital Appreciation
  Fund                        $     0              $    0              $4,596              $3,448
Growth Fund                   $   760              $  570              $  954              $  715
Growth and Income
  Fund                        $    35              $   26              $   70              $   52
Mid Cap Growth Fund**         $10,038              $7,531              $3,437              $2,578
Worldwide Fund                $ 5,868              $4,402              $1,823              $1,368
Balanced Fund                 $ 1,359              $1,019              $  707              $  530
Core Equity Fund              $    25              $   19              $   14              $   10

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
** Formerly named Aggressive Growth Fund.
Note: Funds that did not execute trades with DSTS during the periods indicated are not included in the table.

               The Funds may also place trades with E*Trade Securities LLC ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group, Inc. Until July 17, 2002, Janus Capital owned, in the aggregate, more than 5% of the outstanding securities of E*Trade Group on behalf of various client accounts, including the Funds. By virtue of such ownership, E*Trade Group was considered an affiliate of Janus Capital for 1940 Act purposes during the period that Janus Capital owned more than 5% of the outstanding securities of E*Trade Group. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Funds, E*Trade was considered an affiliated broker of the Funds. The table below sets forth the aggregate dollar amount of brokerage commissions paid by each Fund to E*Trade for the fiscal year ended July 31, 2002. The Funds did not execute any transactions through E*Trade during their fiscal year ended July 31, 2001. Funds not listed below did not pay any commissions to E*Trade during the relevant period. Information is not shown for the fiscal year ended July 31, 2003 because E*Trade was not considered an "affiliate" of the Funds during that period.

                                                                Commissions paid through
                                                                 E*Trade for the period
Fund Name                                                         ended July 31, 2002
-----------------------------------------------------------------------------------------
Growth Fund                                                              $   69
International Growth Fund*                                               $3,677
Worldwide Fund                                                           $4,844

* Formerly named International fund.




               As of July 31, 2003, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:



                                                                                Value of
                                     Name of                                   Securities
Fund Name                            Broker-Dealer                               Owned
-------------------------------------------------------------------------------------------
Growth
  Capital Appreciation Fund          ABN Amro Bank N.V.                      $124,100,000
                                     Bank of America Corp                      55,749,613
                                     Goldman Sachs Group, Inc.                 38,432,661
  Growth Fund                        ABN Amro Bank N.V                       $ 13,600,000

                                                                                Value of
                                     Name of                                   Securities
Fund Name                            Broker-Dealer                               Owned
-------------------------------------------------------------------------------------------
  Growth and Income Fund             ABN Amro Bank N.V.                      $  6,100,000
                                     Bank of America Corp.                      4,284,970
                                     Citigroup, Inc.                           13,096,160
                                     Goldman Sachs Group, Inc.                  3,142,268
                                     J.P. Morgan Chase & Co.                    1,542,551
                                     State Street Corp.                           695,940
  Mid Cap Growth Fund(1)             ABN Amro Bank N.V.                      $ 16,500,000
                                     Lehman Brothers Holdings, Inc.             1,832,932
  Risk-Managed Growth Fund(2)        ABN Amro Bank N.V.                      $  1,600,000
                                     Morgan Stanley Co.                            18,976
                                     State Street Corp.                            13,770
International/Global
  Foreign Stock Fund(3)              ABN Amro Bank N.V.                      $    200,000
                                     Reuters Group PLC                             33,239
  International Growth Fund(4)       ABN Amro Bank N.V.                      $ 20,200,000
                                     Credit Suisse Group                        5,592,831
                                     UBS AG                                     4,820,967
  Worldwide Fund                     ABN Amro Bank N.V.                      $ 13,500,000
                                     Bank of America Corp.                      8,773,888
                                     Citigroup, Inc.                           32,893,728
                                     Credit Suisse Group                       16,048,922
                                     Merrill Lynch, & Co., Inc.                 8,757,920
                                     UBS AG                                    23,950,297
Core
  Balanced Fund                      ABN Amro Bank N.V.                      $ 61,400,000
                                     Bank of America Corp.                      6,753,813
                                     Citigroup Global Markets, Inc.             1,610,205
                                     Citigroup, Inc.                           21,511,964
                                     Goldman Sachs Group, Inc.                  4,963,494
  Core Equity Fund                   ABN Amro Bank N.V.                      $  2,000,000
                                     Bank of America Corp.                        522,255
                                     Citigroup, Inc.                            1,451,789
                                     Goldman Sachs Group, Inc.                    368,166
                                     Morgan Stanley Co.                           260,920

                                                                                Value of
                                     Name of                                   Securities
Fund Name                            Broker-Dealer                               Owned
-------------------------------------------------------------------------------------------
  Risk-Managed Core Fund(5)          Bank of America Corp.                   $    132,112
                                     Bear Stearns Cos., Inc.                       93,800
                                     Citigroup, Inc.                              161,280
                                     Goldman Sachs Group, Inc.                     52,284
                                     J.P. Morgan Chase & Co.                       56,080
                                     Lehman Brothers Holdings, Inc.                56,943
                                     Merrill Lynch, & Co., Inc.                    59,807
                                     Morgan Stanley Co.                            61,672
Value
  Mid Cap Value Fund                 ABN Amro Bank N.V.                      $    500,000
                                     Citigroup, Inc.                               46,144
  Small Company Value Fund(6)        ABN Amro Bank N.V.                           400,000
Income
  Flexible Income Fund               ABN Amro Bank N.V.                      $  3,300,000
                                     Citigroup, Inc.                              352,098



(1) Formerly named Aggressive Growth Fund.


(2) Formerly named Risk-Managed Large Cap Growth Fund.


(3) Formerly named Global Value Fund (from inception to December 30, 2002) and International Value Fund (from December 31, 2002 to November 28, 2003).


(4) Formerly named International Fund.


(5) Formerly named Risk-Managed Large Cap Core Fund.


(6) Formerly named Small Cap Value Fund.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


               The following are the Trustees, Advisory Board members and officers of the Trust, together with a brief description of their principal occupations during the last five years.



               Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital, Janus Investment Fund and Janus Aspen Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. Collectively, Janus Investment Fund, Janus Aspen Series, Janus Adviser and the Trust consisted of 62 series or funds as of November 28, 2003.


               The Trustees established an Advisory Board to provide the Trustees with advice regarding Janus Adviser Small Company Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

               The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund, Janus Aspen Series and Janus Adviser.

----------------------------------------------------------------------------------------------------------------------
                                                       TRUSTEES
----------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF FUNDS
 NAME, AGE AS OF         POSITIONS                                                    IN FUND COMPLEX  OTHER
 DECEMBER 31, 2002       HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING   OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS             FUNDS        SERVED           THE PAST FIVE YEARS            TRUSTEE          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*       Chairman     4/00-Present     Formerly, President            62               N/A
 100 Fillmore Street     and Trustee                   (1978-2002) and Chief
 Denver, CO 80206                                      Executive Officer (1994-
 Age 65                                                2002) of Janus Capital or
                                                       Janus Capital Corporation;
                                                       President and Director (1994-
                                                       2002) of the Janus
                                                       Foundation; Chairman and
                                                       Director (1978-2002) of Janus
                                                       Capital Corporation; and
                                                       Director (1997-2001) of Janus
                                                       Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------
 William F. McCalpin     Trustee      6/02-Present     Executive Vice President and   59               Founding
 100 Fillmore Street                                   Chief Operating Officer of                      Director and
 Denver, CO 80206                                      The Rockefeller Brothers Fund                   Board Chair,
 Age 45                                                (a private family                               Solar
                                                       foundation). Formerly,                          Development
                                                       Director of Investments                         Foundation;
                                                       (1991-1998) of The John D.                      Trustee and
                                                       and Catherine T. MacArthur                      Vice President,
                                                       Foundation (a private family                    Asian Cultural
                                                       foundation).                                    Council.
----------------------------------------------------------------------------------------------------------------------


* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

----------------------------------------------------------------------------------------------------------------------
                                                       TRUSTEES
----------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF FUNDS
 NAME, AGE AS OF         POSITIONS                                                    IN FUND COMPLEX  OTHER
 DECEMBER 31, 2002       HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING   OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS             FUNDS        SERVED           THE PAST FIVE YEARS            TRUSTEE          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
----------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.   Trustee      6/02-Present     President and Chief Executive  59               Chairman of the
 100 Fillmore Street                                   Officer of The Field Museum                     Board and
 Denver, CO 80206                                      of Natural History. Formerly,                   Director,
 Age 64                                                Senior Vice President (1987-                    Divergence LLC;
                                                       1997) of Booz-Allen &                           Director of
                                                       Hamilton, Inc. (a management                    A.M. Castle &
                                                       consulting firm).                               Co., Harris
                                                                                                       Insight Funds,
                                                                                                       W.W. Grainger,
                                                                                                       Inc.; Trustee
                                                                                                       of WTTW
                                                                                                       (Chicago public
                                                                                                       television
                                                                                                       station), the
                                                                                                       University of
                                                                                                       Chicago and
                                                                                                       Chicago Public
                                                                                                       Education Fund.
----------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen        Trustee      4/00-Present     Private Investor. Formerly     62               Director, Red
 100 Fillmore Street                                   (1997-1998) Chief Financial                     Robin Gourmet
 Denver, CO 80206                                      Officer - Boston Market                         Burgers, Inc.
 Age 59                                                Concepts, Boston Chicken,
                                                       Inc., Golden, CO (a
                                                       restaurant chain).
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                       TRUSTEES
----------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF FUNDS
 NAME, AGE AS OF         POSITIONS                                                    IN FUND COMPLEX  OTHER
 DECEMBER 31, 2002       HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING   OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS             FUNDS        SERVED           THE PAST FIVE YEARS            TRUSTEE          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
----------------------------------------------------------------------------------------------------------------------
 James T. Rothe          Trustee      4/00-Present     Professor of Business,         62               Director,
 100 Fillmore Street                                   University of Colorado,                         Optika, Inc.
 Denver, CO 80206                                      Colorado Springs, CO (since                     and NeoCore
 Age 59                                                2002). Formerly,                                Corp.
                                                       Distinguished Visiting
                                                       Professor of Business
                                                       (2001-2002), Thunderbird
                                                       (American Graduate School of
                                                       International Management),
                                                       Phoenix, AZ; and Principal
                                                       (1988-1999) of Phillips-Smith
                                                       Retail Group, Addison, TX (a
                                                       venture capital firm).
----------------------------------------------------------------------------------------------------------------------
 William D. Stewart      Trustee      4/00-Present     Corporate Vice President and   59               N/A
 100 Fillmore Street                                   General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 Age 58                                                Boulder, CO (a manufacturer
                                                       of vacuum fittings and
                                                       valves).
----------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger     Trustee      4/00-Present     Consultant.                    59               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                   ADVISORY BOARD
--------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF FUNDS
 NAME, AGE AS OF      POSITIONS                                                     IN FUND COMPLEX  OTHER
 DECEMBER 31, 2002    HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          FUND         SERVED           THE PAST FIVE YEARS             ADVISORY BOARD   HELD
--------------------------------------------------------------------------------------------------------------------
 ADVISORY BOARD MEMBERS
--------------------------------------------------------------------------------------------------------------------
 Katherine A.         Advisory     4/03-present     General Partner/Managing        13               N/A
 Cattanach            Board                         Principal (since September
 100 Fillmore Street  Member                        1987), Sovereign Financial
 Denver, CO 80206                                   Services, Inc. (financial
 Age: 57                                            consulting and management
                                                    firm). Formerly, Vice Chair of
                                                    the Berger Funds (1994-2002).
--------------------------------------------------------------------------------------------------------------------
 Harry T. Lewis, Jr.  Advisory     4/03-present     Lewis Investments (since June   13               Director, J.D.
 100 Fillmore Street  Board                         1988) (self- employed private                    Edwards & Co.
 Denver, CO 80206     Member                        investor). Formerly,                             (1995 to March
 Age: 69                                            Trustee/Director of the Berger                   2002).
                                                    Funds (1987-2002).                               Director,
                                                                                                     National Fuel
                                                                                                     Corporation
                                                                                                     (oil & gas
                                                                                                     production);
                                                                                                     Advisory
                                                                                                     Director,
                                                                                                     Otologics, LLC,
                                                                                                     (implantable
                                                                                                     hearing aid)
                                                                                                     (since 1999);
                                                                                                     Member of
                                                                                                     Community
                                                                                                     Advisory Board,
                                                                                                     Wells Fargo
                                                                                                     Bank-Denver.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                   ADVISORY BOARD
--------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF FUNDS
 NAME, AGE AS OF      POSITIONS                                                     IN FUND COMPLEX  OTHER
 DECEMBER 31, 2002    HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          FUND         SERVED           THE PAST FIVE YEARS             ADVISORY BOARD   HELD
--------------------------------------------------------------------------------------------------------------------
 ADVISORY BOARD MEMBERS (CNTD.)
--------------------------------------------------------------------------------------------------------------------
 Michael Owen         Advisory     4/03-Present     Dean of Zayed University        13               N/A
 100 Fillmore Street  Board                         (since September 2000).
 Denver, CO 80206     Member                        Formerly self-employed as a
 Age: 65                                            financial and management
                                                    consultant, and in real estate
                                                    development (from June 1999 to
                                                    September 2000). Dean (from
                                                    1993 to June 1999), and a
                                                    member of the Finance faculty
                                                    (from 1989 to 1993), of the
                                                    College of Business, Montana
                                                    State University. Formerly,
                                                    Chairman of the Board of the
                                                    Berger Funds (1968-2002).
--------------------------------------------------------------------------------------------------------------------
 Albert C. Yates      Advisory     4/03-Present     President (since 1990),         13               Member, Board
 100 Fillmore Street  Board                         Chancellor and Professor of                      of Directors,
 Denver, CO 80206     Chairman                      Chemistry-Department of                          Adolph Coors
 Age: 61                                            Chemistry, of Colorado State                     Company
                                                    University. Formerly,                            (brewing
                                                    Trustee/Director of the Berger                   company) (since
                                                    Funds (2000-2002).                               1998); Member,
                                                                                                     Board of
                                                                                                     Directors,
                                                                                                     Dominion
                                                                                                     Industrial
                                                                                                     Capital Bank
                                                                                                     (1999 to 2000);
                                                                                                     Member, Board
                                                                                                     of Directors,
                                                                                                     Centennial Bank
                                                                                                     of the West
                                                                                                     (since 2001).
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2002     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Laurence J. Chang     Executive Vice          4/00-Present   Vice President of Janus Capital and
 100 Fillmore Street   President and                          Co- Portfolio Manager for other
 Denver, CO 80206      Co-Portfolio Manager                   Janus accounts. Formerly, Analyst
 Age 37                Janus Adviser                          (1993-1998) for Janus Capital
                       Worldwide Fund                         Corporation.
--------------------------------------------------------------------------------------------------
 Jonathan D. Coleman   Executive Vice          2/02-Present   Vice President of Janus Capital and
 100 Fillmore Street   President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts. Formerly, Analyst
 Age 31                Janus Adviser Mid Cap                  (1994-1997 and 2000-2002) for Janus
                       Growth Fund                            Capital Corporation.
--------------------------------------------------------------------------------------------------
 David J. Corkins      Executive Vice          4/00-Present   Vice President of Janus Capital and
 100 Fillmore Street   President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 38                Janus Adviser Growth
                       and Income Fund
--------------------------------------------------------------------------------------------------
 Brent A. Lynn         Executive Vice          1/01-Present   Vice President of Janus Capital and
 100 Fillmore Street   President and                          Co- Portfolio Manager for other
 Denver, CO 80206      Co-Portfolio Manager                   Janus accounts. Formerly, Analyst
 Age 38                Janus Adviser                          (1991-2001) for Janus Capital
                       International Growth                   Corporation.
                       Fund
--------------------------------------------------------------------------------------------------
 Karen L. Reidy        Executive Vice          4/00-Present   Vice President of Janus Capital and
 100 Fillmore Street   President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts. Formerly, Analyst
 Age 35                Janus Adviser Balanced                 (1995-1999) for Janus Capital
                       Fund and                               Corporation.
                       Janus Adviser Core
                       Equity Fund
--------------------------------------------------------------------------------------------------
 Blaine P. Rollins     Executive Vice          4/00-Present   Vice President of Janus Capital and
 100 Fillmore Street   President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 35                Janus Adviser Growth
                       Fund
--------------------------------------------------------------------------------------------------
 Scott W. Schoelzel    Executive Vice          4/00-Present   Vice President of Janus Capital and
 100 Fillmore Street   President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 44                Janus Adviser Capital
                       Appreciation Fund
--------------------------------------------------------------------------------------------------
 Ronald V. Speaker     Executive Vice          4/00-Present   Vice President of Janus Capital and
 100 Fillmore Street   President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 38                Janus Adviser Flexible
                       Income Fund
--------------------------------------------------------------------------------------------------



* Officers are elected annually by the Trustees for a one-year term.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2002     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Jason P. Yee          Executive Vice          3/01-Present   Vice President of Janus Capital and
 100 Fillmore Street   President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts. Formerly, Portfolio
 Age 33                Janus Adviser Foreign                  Manager and Managing Director
                       Stock Fund                             (1996-2000) for Bee & Associates and
                                                              Analyst (2000-2001) for Janus
                                                              Capital Corporation.
--------------------------------------------------------------------------------------------------
 Thomas A. Early       Vice President and      4/00-Present   Senior Vice President, General
 100 Fillmore Street   General Counsel                        Counsel, Chief Corporate Affairs
 Denver, CO 80206                                             Officer and Secretary of Janus
 Age 47                                                       Capital and Janus Capital Group
                                                              Inc.; Vice President, General
                                                              Counsel and Secretary of Janus
                                                              Services LLC, Janus Capital
                                                              International LLC, Janus
                                                              Institutional Services LLC, Janus
                                                              Distributors LLC and the Janus
                                                              Foundation; Vice President, General
                                                              Counsel and Director to Janus
                                                              International (Asia) Limited and
                                                              Janus International Limited;
                                                              Director for Janus Capital Trust
                                                              Manager Limited, Janus World
                                                              Principal Protected Funds and Janus
                                                              World Funds; and Board member of
                                                              Janus Global Funds SPC. Formerly,
                                                              Interim Director of Janus Capital
                                                              (2002-2003); Director (2001) of
                                                              Janus Distributors, Inc. and Janus
                                                              Services, Inc.; General Counsel,
                                                              Secretary and Director (2000-2002)
                                                              of Janus International Holding,
                                                              Inc.; Executive Vice President and
                                                              General Counsel (1997-1998) of
                                                              Prudential Investments Fund
                                                              Management LLC.
--------------------------------------------------------------------------------------------------
 Anita E. Falicia      Vice President,         10/02-Present  Vice President of Investment
 100 Fillmore Street   Treasurer and                          Accounting of Janus Capital.
 Denver, CO 80206      Principal Accounting                   Formerly, Assistant Vice President
 Age 34                Officer                                (2000-2002) of Investment Accounting
                       Chief Financial         10/02-11/03    of Janus Capital or Janus Capital
                       Officer                                Corporation; Director (1999-2000) of
                                                              Investment Accounting of Janus
                                                              Capital Corporation; and Director
                                                              (1997-1999) of Fund Accounting of
                                                              Janus Capital Corporation.
--------------------------------------------------------------------------------------------------




* Officers are elected annually by the Trustees for a one-year term.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2002     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Bonnie M. Howe        Vice President          4/00-Present   Vice President and Assistant General
 100 Fillmore Street                                          Counsel to Janus Capital, Janus
 Denver, CO 80206                                             Distributors LLC and Janus Services
 Age 37                                                       LLC. Formerly, Assistant Vice
                                                              President (1997-1999) and Associate
                                                              Counsel (1995-1999) for Janus
                                                              Capital Corporation and Assistant
                                                              Vice President (1998-2000) for Janus
                                                              Service Corporation.
--------------------------------------------------------------------------------------------------
 Kelley Abbott Howes   Vice President and      4/00-Present   Vice President of Domestic Funds and
 100 Fillmore Street   Secretary                              Assistant General Counsel of Janus
 Denver, CO 80206                                             Capital, Vice President and
 Age 37                                                       Assistant General Counsel of Janus
                                                              Distributors LLC and Janus Services
                                                              LLC. Formerly, Assistant Vice
                                                              President (1997-1999) of Janus
                                                              Capital Corporation; Chief
                                                              Compliance Officer, Director and
                                                              President (1997-1999) of Janus
                                                              Distributors, Inc.; and Assistant
                                                              Vice President (1998-2000) of Janus
                                                              Service Corporation.
--------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President and      6/02-Present   Vice President and Chief Compliance
 100 Fillmore Street   Chief Compliance                       Officer of Janus Capital and Janus
 Denver, CO 80206      Officer                                Distributors LLC; and Assistant Vice
 Age 45                                                       President of Janus Services LLC.
                                                              Formerly, Senior Vice President and
                                                              Director (1985-2000) of Mutual Fund
                                                              Compliance for Van Kampen Funds.
--------------------------------------------------------------------------------------------------



* Officers are elected annually by the Trustees for a one-year term.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2002     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Girard C. Miller      President and Chief     11/03-Present  Executive Vice President and Chief
 100 Fillmore Street   Executive Officer                      Operating Officer of Janus Capital
 Denver, CO 80206                                             Group Inc. and Janus Capital.
 Age 51                                                       Formerly, President and Chief
                                                              Executive Officer of ICMA Retirement
                                                              Corporation (1993-2003)
--------------------------------------------------------------------------------------------------
 Loren M. Starr        Vice President and      11/03-Present  Senior Vice President and Chief
 100 Fillmore Street   Chief Financial                        Financial Officer of Janus Capital
 Denver, CO 80206      Officer                                and Janus Capital Group Inc.; Vice
 Age 41                President and Chief     09/02-11/03    President and Chief Financial
                       Executive Officer                      Officer of Janus Services LLC, Janus
                                                              Distributors LLC, Janus Capital
                                                              International LLC and Janus
                                                              Institutional Services LLC; Vice
                                                              President, Treasurer, Chief
                                                              Financial Officer and Director of
                                                              Janus International Limited;
                                                              Director of Janus Capital Trust
                                                              Manager Limited, Janus World
                                                              Principal Protected Funds, Janus
                                                              International (Asia) Limited and
                                                              Janus World Funds; and Board member
                                                              of Janus Global Funds SPC. Formerly,
                                                              Interim Director of Janus Capital
                                                              (2002-2003); Vice President of
                                                              Finance, Treasurer, Chief Financial
                                                              Officer (2001-2002) for Janus
                                                              International Holding, Inc.;
                                                              Managing Director, Treasurer and
                                                              Head of Corporate Finance and
                                                              Reporting (1998-2001) for Putnam
                                                              Investments; and Senior Vice
                                                              President of Financial Planning and
                                                              Analysis (1996-1998) for Lehman
                                                              Brothers, Inc.
--------------------------------------------------------------------------------------------------
 Heidi J. Walter       Vice President          4/00-Present   Vice President and Assistant General
 100 Fillmore Street                                          Counsel to Janus Capital and Janus
 Denver, CO 80206                                             Services LLC. Formerly, Vice
 Age 35                                                       President and Senior Legal Counsel
                                                              (1995-1999) for Stein Roe & Farnham,
                                                              Inc.
--------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

               The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:



------------------------------------------------------------------------------------------
                                                                            NUMBER OF
                                                                            MEETINGS HELD
                                          MEMBERS                           DURING LAST
              FUNCTIONS                   (INDEPENDENT TRUSTEES)            FISCAL YEAR
------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial       John W. McCarter, Jr. (Chairman)  5
 COMMITTEE    reporting process, the      Dennis B. Mullen
              system of internal control  William D. Stewart
              over financial reporting,
              disclosure controls and
              procedures, Form N-CSR
              filings and the audit
              process. The Committee's
              review of the audit
              process includes, among
              other things, the
              appointment, compensation
              and oversight of the
              auditors and pre-approval
              of all audit and non-
              audit services.
------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes           James T. Rothe (Chairman)         4
 COMMITTEE    recommendations regarding   William F. McCalpin
              matters related to the      Dennis B. Mullen
              Trusts' use of brokerage
              commissions and placement
              of portfolio transactions.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                            NUMBER OF
                                                                            MEETINGS HELD
                                          MEMBERS                           DURING LAST
              FUNCTIONS                   (INDEPENDENT TRUSTEES)            FISCAL YEAR
------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with    William F. McCalpin (Chairman)    0*
 REGULATORY   procedures adopted by the   William D. Stewart
 COMMITTEE    Trusts, reviews             Martin H. Waldinger
              registration statements on
              Form N-1A, oversees the
              implementation and
              administration of the
              Trusts' Proxy Voting
              Guidelines and the
              administration of the
              Trusts' Code of Ethics.
------------------------------------------------------------------------------------------
 MONEY        Reviews various matters     Martin H. Waldinger (Chairman)    4
 MARKET       related to the operations   William F. McCalpin
 COMMITTEE    of the Janus Money Market   James T. Rothe
              Funds, including
              compliance with their
              Money Market Fund
              Procedures.
------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends   Dennis B. Mullen (Chairman)       4
 AND          individuals for election    John W. McCarter, Jr.
 GOVERNANCE   as Trustee, consults with   William D. Stewart
 COMMITTEE    Management in planning
              Trustee meetings, and
              oversees the
              administration of, and
              ensures the compliance
              with, the Governance
              Procedures and Guidelines
              adopted by the Trusts.
------------------------------------------------------------------------------------------
 PRICING      Determines the fair value   William D. Stewart (Chairman)     6
 COMMITTEE    of restricted securities    James T. Rothe
              and other securities for    Martin H. Waldinger
              which market quotations
              are not readily available,
              pursuant to procedures
              adopted by the Trustees.
------------------------------------------------------------------------------------------



* The Legal and Regulatory Committee was formed June 10, 2003. It did not hold any meetings during the fiscal year ended July 31, 2003.

               The table below gives the dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002. As of December 31, 2002, none of the Trustees owned Shares of the Funds described in this SAI.



------------------------------------------------------------------------------------
                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                          REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
 NAME OF TRUSTEE          JANUS FUNDS
------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------
 Thomas H. Bailey         Over $100,000
------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------
 William F. McCalpin      Over $100,000
------------------------------------------------------------------------------------
 John W. McCarter, Jr.    Over $100,000
------------------------------------------------------------------------------------
 Dennis B. Mullen         Over $100,000
------------------------------------------------------------------------------------
 James T. Rothe           Over $100,000
------------------------------------------------------------------------------------
 William D. Stewart       Over $100,000
------------------------------------------------------------------------------------
 Martin H. Waldinger      Over $100,000
------------------------------------------------------------------------------------

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives pension or retirement benefits from the Funds or the Janus Funds.



                                                Aggregate Compensation         Total Compensation
                                                  from the Funds for        from the Janus Funds for
                                                   fiscal year ended          calendar year ended
Name of Person, Position                           July 31, 2003(1)         December 31, 2002(2)(3)
-----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
  Thomas H. Bailey, Chairman and Trustee(4)             $    0                      $      0
INDEPENDENT TRUSTEES
  William F. McCalpin, Trustee                          $7,176                      $108,334
  John W. McCarter, Jr., Trustee                        $7,424                      $ 94,334
  Dennis B. Mullen, Trustee                             $7,933                      $183,667
  James T. Rothe, Trustee                               $7,070                      $176,667
  William D. Stewart, Trustee                           $7,424                      $176,667
  Martin H. Waldinger, Trustee                          $6,939                      $176,667



(1) Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Small Company Value Fund commenced operations during the fiscal year ended July 31, 2003. If the Funds had been in operation for the entire year, the aggregate compensation for the Funds is estimated to have been as follows: Thomas H. Bailey: $0; William F. McCalpin: $222; John W. McCarter, Jr.: $222; Dennis B. Mullen:
    $222; James T. Rothe: $222; William D. Stewart: $222; and Martin H.
    Waldinger: $222.

(2) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 59 funds.
(3) Mr. McCalpin and Mr. McCarter were appointed as Trustees as of June 2002. Therefore, they did not receive any compensation from the Funds described in this SAI or the Janus Funds prior to June 2, 2002.
(4) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.

               The following table shows the aggregate compensation paid to each member of the Advisory Board by Janus Adviser Small Company Value Fund and all Janus Funds for the periods indicated. None of the Advisory Board members receive pension or retirement benefits from Small Company Value Fund or the Janus Funds.


                                               Aggregate Compensation      Total Compensation
                                                 from the Fund for      from the Janus Funds for
                                                 fiscal year ended         calendar year ended
Name of Person, Position                          July 31, 2003(1)        December 31, 2002(1)
-------------------------------------------------------------------------------------------------
Katherine A. Cattanach, Advisory Board Member           $16                   N/A
Harry T. Lewis, Jr., Advisory Board Member              $16                   N/A
Michael Owen, Advisory Board Member                     $16                   N/A
Albert C. Yates, Advisory Board Chairman                $16                   N/A



(1) The Advisory Board did not become effective until April 21, 2003. Therefore, the members did not receive any compensation from the Janus Funds prior to April 21, 2003. The aggregate compensation from the Fund is estimated for the period ended July 31, 2003 and for the Fund's first full fiscal year (August 1, 2003 through July 31, 2004) as follows: Katherine A. Cattanach:
    $64; Harry T. Lewis, Jr.,: $64; Michael Owen: $64; and Albert C. Yates,:
    $64.

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

               As stated in the Funds' Prospectus, the net asset value ("NAV") of Shares of each class of each Fund is determined once each day on which the NYSE is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of Shares of each class of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, attributable to the Fund, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").

               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Fund calculates its NAV per Share of each class, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

               Shares of the Funds can generally be purchased only through retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. However, shareholders who invested directly in Berger Small Cap Value Fund II - Investor Shares prior to their reorganization into Janus Adviser Small Company Value Fund - Class I Shares and maintain their account in Janus Adviser Small Company Value Fund - Class I Shares will continue to be able to make additional investments in Small Company Value Fund - Class I Shares directly by calling a Janus Representative. Not all financial intermediaries offer both classes. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order provided that such designated organizations or their affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

               In order to receive a day's price, your order for either class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary or plan documents will provide you with detailed information about investing in the different Funds.

               CLASS C SHARES
               The price you pay for Class C Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus the 1.00% initial sales charge, if applicable. (The Prospectus describes when initial sales charges may be waived.) Janus Distributors, the Trust's distributor, re-allows the 1.00% initial sales charge to financial intermediaries. In addition, Janus Distributors may compensate your financial intermediary at the time of sale at an additional commission rate of 1.00% of the net asset value of the Class C Shares purchased. In total, at the time of purchase, your financial intermediary may receive 2.00% of the net asset value of the Class C Shares purchased unless the financial intermediary has agreed to waive the 1.00% sales charge, in which case the financial intermediary will receive 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive either of these amounts if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

               CLASS I SHARES
               Class I Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

               CLASS I SHARES
               As described in the Prospectus, Class I Shares has adopted a distribution and shareholder servicing plan (the "Class I Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of a Fund for activities which are primarily intended to result in sales of Class I Shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, statements of additional information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On April 3, 2000, Trustees unanimously approved the distribution plan with respect to the initial class of shares. On December 10, 2002, the distribution plan was amended and restated to designate the initial class of shares as I Shares.

               CLASS C SHARES
               As described in the Prospectus, Class C Shares has adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in sales of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the NASD Conduct Rules. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On June 18, 2002, the Trustees unanimously approved the Class C Plan which became effective on that date.

               The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to either Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, either Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that class of that Fund or by vote of a majority of the 12b-1 Trustees.

               For the fiscal year ended July 31, 2003, the total amounts paid by the Class C Shares and Class I Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the Class C Plan and Class I Plan are summarized below.


                                                                     12b-1
Fund Name                                                      Distribution Fees
--------------------------------------------------------------------------------
Growth
  Capital Appreciation Fund
    Class C Shares                                                $  116,673
    Class I Shares                                                $1,909,052
  Growth Fund
    Class C Shares                                                $   13,097
    Class I Shares                                                $  821,440
  Growth and Income Fund
    Class C Shares                                                $   50,648
    Class I Shares                                                $  609,197

                                                                     12b-1
Fund Name                                                      Distribution Fees
--------------------------------------------------------------------------------
  Mid Cap Growth Fund(1)
    Class C Shares                                                $    2,924
    Class I Shares                                                $  584,918
  Risk-Managed Growth Fund(2)
    Class C Shares                                                $   22,392(3)
    Class I Shares                                                $   12,933(3)
International/Global
  Foreign Stock Fund(4)
    Class C Shares                                                $      253
    Class I Shares                                                $    5,395
  International Growth Fund(5)
    Class C Shares                                                $   10,982
    Class I Shares                                                $1,219,527
  Worldwide Fund
    Class C Shares                                                $    5,918
    Class I Shares                                                $2,676,302
Core
  Balanced Fund
    Class C Shares                                                $  163,566
    Class I Shares                                                $2,040,343
  Core Equity Fund
    Class C Shares                                                $   55,747
    Class I Shares                                                $   63,875
  Risk-Managed Core Fund(6)
    Class C Shares                                                $   22,190(3)
    Class I Shares                                                $    6,059(3)
Value
  Mid Cap Value Fund
    Class C Shares                                                $    1,811(7)
    Class I Shares                                                $    4,155(7)
  Small Company Value Fund(8)
    Class C Shares                                                $       32
    Class I Shares                                                $   16,969
Income
  Flexible Income Fund
    Class C Shares                                                $   84,757
    Class I Shares                                                $  198,148


(1) Formerly named Aggressive Growth Fund.
(2) Formerly named Risk-Managed Large Cap Growth Fund.
(3) January 2, 2003 (inception) to July 31, 2003.
(4) Formerly named Global Value Fund (from inception to December 30, 2002) and International Value Fund (from December 31, 2002 to November 28, 2003).

(5) Formerly named International Fund.
(6) Formerly named Risk-Managed Large Cap Core Fund.
(7) December 31, 2003 (inception) to July 31, 2003.
(8) Formerly named Small Cap Value Fund.

               For the fiscal year ended July 31, 2003, the total amounts received by Janus Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C Shares are summarized below:


                                                               Contingent deferred
Fund Name                                                         sales charge
----------------------------------------------------------------------------------
Growth
  Capital Appreciation Fund                                          $ 8,642
  Growth Fund                                                        $ 1,352
  Growth and Income Fund                                             $ 4,391
  Mid Cap Growth Fund(1)                                             $   477
International/Global
  International Growth Fund(2)                                       $32,171
  Worldwide Fund                                                     $ 9,775
Core
  Balanced Fund                                                      $12,124
  Core Equity Fund                                                   $ 3,768
Value
  Mid Cap Value Fund                                                 $    25(3)
Income
  Flexible Income Fund                                               $21,842


(1) Formerly named Aggressive Growth Fund.

(2) Formerly named International Fund.


(3) December 31, 2003 (inception) to July 31, 2003.


Note: Funds from which Janus Distributors did not receive any proceeds from contingent deferred sales charges are not listed in the table.


REDEMPTIONS

               Redemptions, like purchases, generally may only be effected through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. However, shareholders who invested directly in Berger Small Cap Value Fund II - Investor Shares prior to their reorganization into Janus Adviser

               Small Company Value Fund - Class I Shares and maintain their account in Janus Adviser Small Company Value Fund - Class I Shares will continue to be able to process redemptions directly with Small Company Value Fund - Class I Shares by calling a Janus Representative. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

               CLASS C SHARES
               A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

               CLASS I SHARES

               A redemption fee of 1.00% will be deducted from a shareholder's redemption proceeds with respect to Class I Shares of Risk-Managed Growth Fund, Foreign Stock Fund, International Growth Fund, Worldwide Fund and Risk-Managed Core Fund redeemed within three months of purchase, unless waived, as discussed in the Prospectus. Effective March 1, 2004, the redemption fee for the Funds listed above will increase to 2.00% on shares purchased on or after that date.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS
AND TAX STATUS
--------------------------------------------------------------------------------

               It is a policy of the Funds' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Code, are normally declared and payable to shareholders in December. Capital Appreciation Fund, Growth Fund, Mid Cap Growth Fund, Risk-Managed Growth Fund, Foreign Stock Fund, International Growth Fund, Worldwide Fund, Core Equity Fund, Risk-Managed Core Fund, Mid Cap Value Fund and Small Company Value Fund declare and make annual distributions of income (if any); Growth and Income Fund and Balanced Fund declare and make quarterly distributions of income; and Flexible Income Fund declares dividends daily and makes monthly distributions of income. If a month begins on a Saturday, Sunday or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month.

               The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

               All income dividends and capital gains distributions, if any, on a Fund's Shares are reinvested automatically in additional shares of the same class of that Fund at the NAV determined on the first business day following the record date.

               Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

               Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each Fund which will reduce its investment company taxable income.

               Income dividends or capital gains distributions made by Shares of a Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

CLASS C SHARES AND CLASS I SHARES


               As of October 31, 2003, the Officers, Trustees and Advisory Board members as a group owned less than 1% of the outstanding Class C Shares or Class I Shares of each Fund. As of October 31, 2003, the percentage ownership of each entity owning more than 5% of the outstanding Class C Shares or Class I Shares of each Fund is listed below:



                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
  CAPITAL APPRECIATION FUND
    Class I Shares              Delaware Charter Guarantee & Trust
                                FBO Principal Financial Group
                                711 High St
                                Des Moines IA 50392-0001                     14.06%
                                Saxon & Co
                                FBO 91 Vested Interest Omnibus Asset
                                PO Box 7780-1888
                                Philadelphia PA 19182-0001                    7.71%
                                National Financial Services LLC Tr for
                                Exclusive Benefit of our Customers
                                200 Liberty St-One World Fin Ctr
                                New York NY 10281-1003                       11.81%
                                Minnesota Life
                                Elizabeth Sabastiao & Louis Clare &
                                Vincent Montana Tr-FBO 401(K)
                                400 N Robert St
                                Saint Paul MN 55101-2015                     18.61%
  GROWTH FUND
    Class C Shares              Legg Mason Wood Walker Inc
                                PO Box 1476
                                Baltimore MD 21203-1476                      12.65%
                                Legg Mason Wood Walker Inc
                                PO Box 1476
                                Baltimore MD 21203-1476                       5.22%

                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
    Class I Shares              Connecticut General Life Ins Co
                                PO Box 2975 H19B
                                Hartford CT 06104-2975                       15.16%
                                Transamerica Life Insurance and
                                Annuity Company FBO AUSA Life
                                Insurance & Annuity Co
                                PO Box 30368
                                Los Angeles CA 90030-0368                     6.28%
                                National Financial Services LLC Tr for
                                Exclusive Benefit of our Customers
                                200 Liberty St-One World Fin Ctr
                                New York NY 10281-1003                       16.43%
                                Saxon & Co
                                FBO 91 Vested Interest Omnibus Asset
                                PO Box 7780-1888
                                Philadelphia PA 19182-0001                   14.64%
  GROWTH AND INCOME FUND
    Class I Shares              Nationwide Trust Company
                                PO Box 182029
                                Columbus OH 43218-2029                        7.98%
                                Saxon & Co
                                FBO 91 Vested Interest Omnibus Asset
                                PO Box 7780-1888
                                Philadelphia PA 19182-0001                   19.66%
                                Prudential Securities Inc
                                for the Exclusive Benefit of
                                Customers-PC
                                1 New York Plaza
                                New York NY 10004-1901                       14.90%
  MID CAP GROWTH FUND
    Class C Shares              Citigroup Global Markets Inc.
                                333 West 34th Street-3rd Floor
                                New York NY 10001-2402                        5.24%

                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
  RISK-MANAGED GROWTH FUND
    Class I Shares              Janus Capital Management LLC
                                100 Fillmore St Ste 300
                                Denver CO 80206-4928                         11.39%*
                                Charles Schwab & Co Inc
                                Special Custody Account for the
                                Benefit of Customers
                                101 Montgomery St
                                San Francisco CA 94104-4122                  15.50%
  FOREIGN STOCK FUND
    Class C Shares              Janus Capital Management LLC
                                100 Fillmore St Ste 300
                                Denver CO 80206-4928                         17.79%*
                                Legg Mason Wood Walker Inc
                                PO Box 1476
                                Baltimore MD 21203-1476                      17.83%
    Class I Shares              Charles Schwab & Co Inc
                                Special Custody Account for the
                                Benefit of Customers
                                101 Montgomery St
                                San Francisco CA 94104-4122                   8.34%
                                Nationwide Insurance Co Trust
                                PO Box 182029
                                Columbus OH 43218-2029                        9.19%



* This ownership represents seed capital that Janus Capital provided for the Fund.

                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
  INTERNATIONAL GROWTH FUND
    Class I Shares              American Express Trust Company Tr
                                FBO American Express Trust 401(K)
                                Retirement Services Plans
                                50534 AXP Financial Ctr
                                Minneapolis MN 55474-0505                     5.64%
                                Saxon & Co
                                FBO 91 Vested Interest Omnibus Asset
                                PO Box 7780-1888
                                Philadelphia PA 19182-0001                    6.07%
                                National Financial Services LLC Tr for
                                Exclusive Benefit of Our Customers
                                200 Liberty St-One World Fin Ctr
                                New York NY 10281-1003                       10.95%
                                Charles Schwab & Co Inc
                                Special Custody Account for the
                                Benefit of Customers
                                101 Montgomery St
                                San Francisco CA 94104-4122                   6.42%
                                Minnesota Life
                                Elizabeth Sabastiao & Louis Clare &
                                Vincent Montana Tr-FBO 401(K)
                                400 N Robert St
                                Saint Paul MN 55101-2015                      8.86%
  WORLDWIDE FUND
    Class I Shares              Connecticut General Life Ins Co
                                PO Box 2975 H19B
                                Hartford CT 06104-2975                        8.19%
                                Saxon & Co
                                FBO 91 Vested Interest Omnibus Asset
                                PO Box 7780-1888
                                Philadelphia PA 19182-0001                    6.84%
                                Great West Life/Annuity Insurance
                                8515 E Orchard Rd
                                Englewood CO 80111-5037                       8.55%

                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
                                State Street Bank & Trust
                                FBO ADP Daily Valuation 401K Pl
                                200 Newport Ave Ext JQ7
                                North Quincy MA 02171-2145                   18.19%
  BALANCED FUND
    Class I Shares              Connecticut General Life Ins Co
                                PO Box 2975 H19B
                                Hartford CT 06104-2975                       18.38%
                                Saxon & Co
                                FBO 91 Vested Interest Omnibus Asset
                                PO Box 7780-1888
                                Philadelphia PA 19182-0001                    8.26%
                                National Financial Services LLC Tr for
                                Exclusive Benefit of Our Customers
                                200 Liberty St-One World Fin Ctr
                                New York NY 10281-1003                        5.97%
  CORE EQUITY FUND
    Class I Shares              Nationwide Trust Company
                                PO Box 182029
                                Columbus OH 43218-2029                       11.92%
                                Saxon & Co
                                FBO 91 Vested Interest Omnibus Asset
                                PO Box 7780-1888
                                Philadelphia PA 19182-0001                    6.66%
                                Fiserv Securities Inc
                                One Commerce Square
                                2005 Market Street Suite 1200
                                Philadelphia PA 19103-7008                    5.53%
  MID CAP VALUE FUND
    Class I Shares              Probank
                                PO Box 4053
                                Monroe LA 71211-4053                         14.80%
                                Nationwide Trust Company
                                PO Box 182029
                                Columbus OH 43218-2029                        5.11%

                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
  SMALL COMPANY VALUE FUND
    Class C Shares              USBancorp Piper Jaffray
                                800 Nicollet Mall
                                Minneapolis MN 55402-7000                     7.13%
                                Wachovia Securities, LLC
                                FBO Mr Williams R Kroener
                                Grand Avenue Produce Simple IRA DTD
                                11/12/02
                                6857 N 4th Ave
                                Phoenix AZ 85013-1105                        10.76%
                                Wachovia Securities, LLC
                                FBO Mr James C Otts
                                Grand Avenue Produce Simple IRA DTD
                                11/12/02
                                7215 W Wethersfield Rd
                                Peoria AZ 85381-9562                          8.27%
    Class I Shares              National Financial Svcs Corp
                                for the Exclusive Benefit of Our
                                Customers
                                200 Liberty St FL 5
                                New York NY 10281-5500                        5.91%
                                Berger Financial Group LLC
                                100 Fillmore St. Suite 300
                                Denver CO 80206-4928                          7.89%
                                Charles Schwab & Co Inc
                                Reinvest Account
                                101 Montgomery St
                                San Francisco CA 94104-4122                  18.36%
                                Nationwide Trust Company
                                PO Box 182029
                                Columbus OH 43218-2029                        6.44%

                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
                                State Street Bank & Trust Co Cust
                                FBO Citistreet Core Market U/A 4/01/03
                                Battery March Park III
                                Quincy MA 02169                              14.69%
  FLEXIBLE INCOME FUND
    Class C Shares              Citigroup Global Markets Inc.
                                333 West 34th Street-3rd Floor
                                New York NY 10001-2402                       13.46%
    Class I Shares              Hartford Life Insurance Co
                                Separate Account DC IV
                                200 Hopmeadow St
                                PO Box 2999
                                Hartford CT 06104-2999                        5.03%
                                ING National Trust
                                AETNA Central Valuation Unit TN41
                                151 Farmington Ave
                                Hartford CT 06156-0001                        7.52%
                                Saxon & Co
                                FBO 91 Vested Interest Omnibus Asset
                                PO Box 7780-1888
                                Philadelphia PA 19182-0001                   21.71%
                                ING Life Insurance & Annuity Co
                                151 Farmington Ave
                                Hartford CT 06156                             5.13%
                                Prudential Securities Inc for the
                                Exclusive Benefit of Customers-PC
                                1 New York Plaza
                                New York NY 10004-1901                        7.12%

               As of October 31, 2003 the following shareholders owned more than 25% of the Class C Shares or Class I Shares of the Funds listed below:



                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
  GROWTH AND INCOME FUND
    Class I Shares              Charles Schwab & Co Inc
                                Special Custody Account for the
                                Benefit of Customers
                                101 Montgomery St
                                San Francisco CA 94104-4122                  25.72%
  MID CAP GROWTH FUND
    Class I Shares              Delaware Charter Guarantee & Trust
                                FBO Principal Financial Group
                                711 High St
                                Des Moines IA 50392-0001                     52.27%
  RISK-MANAGED GROWTH FUND
    Class C Shares              Janus Capital Management LLC
                                100 Fillmore St Ste 300
                                Denver CO 80206-4928                         99.18%*
    Class I Shares              The Northern Trust Co as TTEE FBO
                                Ericsson Inc Cap & Savings Plan DV
                                PO Box 92994
                                Chicago IL 60675-2994                        71.83%
  FOREIGN STOCK FUND
    Class C Shares              American Enterprise Investment Svcs
                                PO Box 9446
                                Minneapolis MN 55440-9446                    64.37%
    Class I Shares              Janus Capital Management LLC
                                100 Fillmore St Ste 300
                                Denver CO 80206-4928                         80.30%*



* This ownership represents seed capital that Janus Capital provided for the Fund.

                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
  CORE EQUITY FUND
    Class I Shares              Charles Schwab & Co Inc
                                Special Custody Account for the Benefit
                                of Customers
                                101 Montgomery St
                                San Francisco CA 94104-4122                  35.73%
  RISK-MANAGED CORE FUND
    Class C Shares              Janus Capital Management LLC
                                100 Fillmore St Ste 300
                                Denver CO 80206-4928                         97.49%*
    Class I Shares              Janus Capital Management LLC
                                100 Fillmore St Ste 300
                                Denver CO 80206-4928                         99.37%*
  MID CAP VALUE FUND
    Class C Shares              Perkins, Wolf, McDonnell and
                                Company, LLC
                                310 S Michigan Ave Ste 2600
                                Chicago IL 60604-4245                        62.53%**
    Class I Shares              Janus Capital Management LLC
                                100 Fillmore St Ste 300
                                Denver CO 80206-4928                         37.19%***
                                Charles Schwab & Co Inc
                                Special Custody Account for the
                                Benefit of Customers
                                101 Montgomery St
                                San Francisco CA 94104-4122                  26.79%
  SMALL COMPANY VALUE FUND
    Class C Shares              Janus Capital Management LLC
                                100 Fillmore St Ste 300
                                Denver CO 80206-4928                         34.59%*



  * This ownership represents seed capital that Janus Capital provided for the Fund.


 ** This ownership represents seed capital that Perkins provided for the Fund.


*** This ownership represents seed capital that Janus Capital provided for Janus
    Adviser Strategic Value Fund. This Fund was reorganized into Janus Adviser Mid Cap Value Fund on June 2, 2003.

                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
                                American Enterprise Investment Svcs
                                PO Box 9446
                                Minneapolis MN 55440-9446                    39.21%
  FLEXIBLE INCOME FUND
    Class I Shares              Charles Schwab & Co Inc
                                Special Custody Account for the
                                Benefit of Customers
                                101 Montgomery St
                                San Francisco CA 94104-4122                  26.14%



               Except for Janus Capital's and Perkins' ownership, this ownership is by nominee only and does not represent beneficial ownership of such shares, because the record owners listed have no investment discretion or voting power with respect to such shares.



               To the knowledge of the Funds, no other shareholder owned more than 5% of the outstanding Class C Shares or Class I Shares of each of the Funds as of October 31, 2003.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

               Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust (now called a Delaware statutory trust) on March 24, 2000. As of the date of this SAI, the Trust offers fifteen series of shares, known as "Funds," each of which consists of two classes of shares. Additional series and/or classes may be created from time to time. Class I Shares formerly had no class designation.

               Nine of the Funds discussed in this SAI (listed below) were formed from the reorganization of the Retirement Shares of corresponding Portfolio of Janus Aspen Series into the Funds on July 31, 2000. Funds not listed commenced operations after July 31, 2000.

                PREDECESSOR FUND
                (EACH A PORTFOLIO OF JANUS ASPEN SERIES)               FUND
                ----------------------------------------               ----
                Capital Appreciation Portfolio - Retirement Shares     Janus Adviser Capital Appreciation Fund
                Growth Portfolio - Retirement Shares                   Janus Adviser Growth Fund
                Growth and Income Portfolio - Retirement Shares        Janus Adviser Growth and Income Fund
                Aggressive Growth Portfolio - Retirement Shares        Janus Adviser Mid Cap Growth Fund
                International Growth Portfolio - Retirement Shares     Janus Adviser International Growth Fund
                Worldwide Growth Portfolio - Retirement Shares         Janus Adviser Worldwide Fund
                Balanced Portfolio - Retirement Shares                 Janus Adviser Balanced Fund
                Equity Income Portfolio - Retirement Shares            Janus Adviser Core Equity Fund
                Flexible Income Portfolio - Retirement Shares          Janus Adviser Flexible Income Fund

               Janus Adviser Small Company Value Fund was formed from the reorganization of Berger Small Cap Value Fund II (Investor Shares, Service Shares and Institutional Shares) of Berger Investment Portfolio Trust into Class I shares of Janus Adviser Small Company Value Fund. Berger Small Cap Value Fund II had a fiscal year end of September 30. Following the reorganization, the Fund changed its fiscal year end to July 31.

               Effective June 2, 2003, Janus Adviser Strategic Value Fund was reorganized into Janus Adviser Mid Cap Value Fund.

               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

               The Funds discussed in this SAI each offer two classes of shares. The Shares discussed in this SAI are generally offered only through retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries. However, if you previously owned shares of Berger Small Cap Value Fund II - Investor Shares directly, prior to their reorganization into Janus Adviser Small Company Value Fund - Class I Shares, you may call a Janus Representative to purchase shares of Small Company Value Fund.

SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or that Fund's or class' interest in the matter differs from the interest of other Funds of the Trust. A shareholder is entitled to one vote for each share owned.

               Under the Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

               The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

               The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws or the Trustees.

               As mentioned above in "Shareholder Meetings," each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT




               The following audited financial statements for the Funds' Class I Shares and Class C Shares for the period ended July 31, 2003 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2003.



               Schedules of Investments as of July 31, 2003



               Statements of Operations for the period ended July 31, 2003



               Statements of Assets and Liabilities as of July 31, 2003



               Statements of Changes in Net Assets for the periods indicated


               Financial Highlights for each of the periods indicated

               Notes to Financial Statements


               Report of Independent Auditors


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT OF BERGER SMALL CAP VALUE FUND II

               Statement of Changes in Net Assets for the period ended September 30, 2002

               Statement of Operations for the period ended September 30, 2002.

The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES


               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital or the subadviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.


STANDARD & POOR'S
RATINGS SERVICE

                BOND RATING                  EXPLANATION
                --------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to
                                             the adverse effects of changing
                                             circumstances and economic conditions.
                BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate
                                             protection parameters, but adverse
                                             economic conditions or changing
                                             circumstances more likely to lead to a
                                             weakened capacity to pay principal and
                                             interest than for higher rated bonds.
                Non-Investment Grade
                BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet
                                             required interest and principal
                                             payments. BB -- lowest degree of
                                             speculation; C -- the highest degree of
                                             speculation. Quality and protective
                                             characteristics outweighed by large
                                             uncertainties or major risk exposure to
                                             adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                --------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured.
                                             Interest and principal appear adequate
                                             for the present but certain protective
                                             elements may be lacking or may be
                                             unreliable over any great length of
                                             time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and
                                             principal payments not well safeguarded
                                             during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance
                                             of timely interest and principal
                                             payments or maintenance of other
                                             contract terms over time.
                Caa......................... Poor standing, may be in default;
                                             elements of danger with respect to
                                             principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked
                                             shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

               Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more rating agencies) are considered to be in the lower rated category.

                                  (JANUS LOGO)
                                         www.janus.com

                                         100 Fillmore Street
                                         Denver, Colorado 80206-4928
                                         1-800-525-0020

                               November 28, 2003

                               Janus Adviser Money Market Fund

                              JANUS ADVISER SERIES
                                 CLASS C SHARES
                                 CLASS I SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class C Shares and Class I Shares (collectively, the "Shares") of Janus Adviser Money Market Fund. The Fund is a separate series of Janus Adviser Series, a Delaware trust (now called a Delaware statutory trust), and is managed by Janus Capital Management LLC ("Janus Capital").

     Shares of the Fund may be purchased only through institutional channels such as qualified and non-qualified retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.

     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectuses dated November 28, 2003 which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker or other financial intermediary. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Fund, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor or other financial intermediary.

[JANUS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                Investment Policies and Restrictions and
                Investment Strategies...........................    2
                Determination of Net Asset Value................   18
                Investment Adviser..............................   19
                Custodian, Transfer Agent
                and Certain Affiliations........................   28
                Portfolio Transactions and Brokerage............   30
                Trustees and Officers...........................   33
                Purchase of Shares..............................   43
                Distribution and Shareholder Servicing Plans....   45
                Redemption of Shares............................   47
                Dividends and Tax Status........................   49
                Principal Shareholders..........................   51
                Miscellaneous Information.......................   53
                   Shares of the Trust..........................   53
                   Shareholder Meetings.........................   53
                   Voting Rights................................   54
                   Independent Accountants......................   55
                   Registration Statement.......................   55
                Financial Statements............................   56
                Appendix A......................................   57
                   Description of Securities Ratings............   57
                Appendix B......................................   60
                   Description of Municipal Securities..........   60

INVESTMENT POLICIES AND RESTRICTIONS
AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS

               The Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or particular class of shares if a matter affects just the Fund or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy.

               As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

               The Fund has adopted the following fundamental policies and restrictions:

               (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or
               (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               (2) The Fund may not purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in

               U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

               (3) The Fund may not act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

               (4) The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (5) The Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

               (6) The Fund may not borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

               (7) The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (8) The Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

               Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

               The Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

               (1) The Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule,
               Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (2) The Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

               (3) The Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

               (4) The Fund may not invest in companies for the purpose of exercising control of management.


               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.


               For purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES

               The Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

               Under Rule 2a-7, the Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases it may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

               Pursuant to Rule 2a-7, the Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, the Fund may not invest in a second-tier security if immediately after the acquisition thereof it would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

               The following discussion of types of securities in which the Fund may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

               The Fund may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Fund intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Fund's investment portfolio. The Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

               The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

               Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

               The Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

               Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

               As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

               The Fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

               Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. government does not guarantee any aspect of Freddie Mac PCs.

               Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/ servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. government does not guarantee any aspect of the Fannie Mae pass-through securities.

               The Fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions.

               Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages.

               Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Reverse Repurchase Agreements

               Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

               Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the

               Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies.

When Issued and Delayed Delivery Securities

               The Fund may purchase securities on a when-issued or delayed delivery basis. The Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

Investment Company Securities

               From time to time, the Fund may invest in securities of other investment companies. The Fund is subject to the provisions of
               Section 12(d)(1) of the 1940 Act. The Fund may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds.

Debt Obligations

               Money Market Fund may invest in U.S. dollar denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2)
               of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

               The Fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

Obligations of Financial Institutions

               The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

               Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties and that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

               Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

               Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities


               Money Market Fund may invest in U.S. Government Securities. U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government Securities in which the Fund may invest include Securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Home Loan Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae are supported by the discretionary authority of the U.S. government to purchase the obligations. Securities issued by the Student Loan Marketing Association ("Sallie Mae") and the Federal Farm Credit Bank are supported only by the credit of the issuer. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases

               The Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

               In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

               Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

               Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Fund's high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

               As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

               The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Fund or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund.


               From their own assets, Janus Capital, Janus Distributors LLC or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting and other shareholder or administrative services in connection with investment in the Fund. These fees may be in addition to fees paid from the Fund's assets to these financial intermediaries. Janus Distributors and its affiliates may pay for or sponsor informational meetings for financial intermediaries.


               The Fund pays custodian agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not interested persons of Janus Capital, and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreement, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting, record keeping and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs.

               The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.25% of the Fund's average daily net assets.

               Until at least December 1, 2004, provided Janus Capital remains investment adviser to the Fund, Janus Capital has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the administrative services and distribution fees for Class I Shares, the distribution and shareholder servicing fees for Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed 0.36% of average daily net assets.


               The following table summarizes the advisory fees paid by the Fund and any fee waivers for the last three fiscal years. The information below is for fiscal years ended July 31. The information presented in the table below reflects the management fee in effect during the periods shown.



                                              2003                  2002                 2001
                                       Advisory              Advisory             Advisory
                Fund Name                Fees     Waivers      Fees     Waivers     Fees     Waivers
                -------------------------------------------------------------------------------------
                Money Market Fund      $59,453    $59,453*   $55,834    $23,200   $25,610    $25,610*


               * Fee waiver by Janus Capital exceeded the advisory fee.

               The Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2004, and thereafter from year to year so long as such continuance is approved annually by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT


               In continuing the Fund's Advisory Agreement, the Trustees requested and considered a wide range of information provided by Janus Capital and certain of its affiliates, as well as reports prepared by Lipper Inc. ("Lipper") containing comparisons of various Fund data to similar data for peer groups of mutual funds with similar investment objectives. Among other things, the Trustees considered information about:



               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the
                 Fund), resources, investment process and reputation;


               - the terms of the Advisory Agreement;


               - the scope and quality of the services that Janus Capital provides to the Fund including, but not limited to, all administrative and operations support for the Funds, such as accounting, compliance, in-house legal, marketing and public relations, distribution and federal registration and reporting;


               - the historical investment performance of the Fund and that of comparable funds managed by other advisers over various periods;

               - the advisory fee rates payable to Janus Capital by the Fund and by other funds and client accounts managed by Janus Capital;



               - the advisory fee rates payable by comparable funds managed by other advisers, as presented in the Lipper materials, before giving effect to any applicable fee waivers;


               - the total expense ratio of the Fund and of comparable funds managed by other advisers;

               - compensation payable by the Fund to affiliates of Janus Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Fund; and

               - Janus Capital's use of the Fund's portfolio brokerage
                 transactions to obtain research benefiting the Fund or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Fund.

               In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

               Janus Capital acts as sub-advisor for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, the allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In other cases, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

               Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

               Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that their personnel (i) at all times place first the interests of the Fund and other clients of Janus Capital;
               (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (iii) not use any material non-public information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.

               Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors and the Fund and certain other designated employees deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

               Janus Capital Management LLC ("Janus") votes proxies in the best interest of its shareholders. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibil-ity from any other person or organization (other than the research and information provided by the Proxy Voting Service).

               PROXY VOTING PROCEDURES


               Janus has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus' portfolio managers for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.


               The role of the Proxy Voting Committee is to work with Janus portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

               Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website. The proxy voting record for any mutual funds which are subadvised by Janus may be obtained from that fund's adviser.

               PROXY VOTING POLICIES

               As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

               BOARD OF DIRECTORS ISSUES
               Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors. Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

               AUDITOR ISSUES
               Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

               EXECUTIVE COMPENSATION ISSUES

               Janus reviews executive compensation plans on a case by case basis. However, Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.

               GENERAL CORPORATE ISSUES
               Janus will generally vote in favor of proposals regarding supermajority voting rights. Janus will generally oppose proposals for different classes of stock with different voting rights. Janus will review anti-takeover measures on a case by case basis. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

               SHAREHOLDER PROPOSALS
               If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline. Otherwise, Janus will generally oppose the shareholder proposal.

CUSTODIAN, TRANSFER AGENT AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Fund's custodian. The custodian holds the Fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Fund.

               Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services for the Fund. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of the Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the Class I Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, and other administrative services. Janus Services is not compensated for its services related to Class C Shares, except for out-of-pocket expenses.


               For the fiscal years ended July 31, the total amounts paid by Class I Shares of the Fund to Janus Services (substantially all of which was paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below:



                                              Administrative   Administrative   Administrative
                                                 Services         Services         Services
                                                   Fees             Fees             Fees
Fund Name                                     July 31, 2003    July 31, 2002    July 31, 2001
----------------------------------------------------------------------------------------------
Money Market Fund                                $58,485          $55,834          $25,610

               The Fund pays DST Systems, Inc. ("DST"), a subsidiary of JCGI, license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurred in mailing Fund shareholder transaction confirmations. In addition, the Fund uses the DST sharelot system to track and process redemption fees and contingent deferred sales charges. For this system, the Fund currently pays DST at an annual rate of $0.40 per account. This fee is only charged to those Funds with redemption fees or contingent deferred sales charges. On August 25, 2003, JCGI announced it had signed a definitive agreement with DST under which JCGI will transfer to DST 32.3 million shares of DST common stock in exchange for 100% of a wholly-owned DST subsidiary that is currently part of DST's Output Solutions business segment. After the transaction closes, this subsidiary will be renamed JCG Partners and will hold a commercial printing and graphics design business and cash. JCGI will still own approximately 7.4 million shares of DST common stock. Subject to a number of closing conditions, including DST shareholder approval, this transaction is expected to close in the fourth quarter of 2003.


               The Trustees have authorized the Fund to use an affiliate of DST as introducing broker for certain Fund transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Fund expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay the Fund under its waiver agreement, if any, and the Fund receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

               Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

               Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below.

               Janus Capital considers a number of factors in seeking best execution, in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of the research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital by or through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions.


               The Fund generally buys and sells securities in principal and agency transactions in which no commissions are paid. For the fiscal years ended July 31, 2003, 2002 and 2001, the Fund did not incur any brokerage commissions. However, the Fund may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Fund will be no less favorable than that of contemporaneously available principal transactions.


               If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making or trading process may be paid for in brokerage commission dollars. Janus Capital receives a benefit from research it receives from brokers; for this reason, Janus Capital has an incentive to place trades with brokers who provide research products or services.

               Janus Capital may consider sales of Fund shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase such shares as a factor in the selection of broker-dealers to execute Fund transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.


               As of July 31, 2003, the Fund owned securities of its regular broker-dealers (or parents) as shown below:



                                                          Value of
                                                         Securities
Name of Broker-Dealer                                      Owned
-------------------------------------------------------------------
ABN Amro Bank N.V.                                       $5,000,000
J.P. Morgan Securities, Inc.                              1,270,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.


               Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital, Janus Investment Fund and Janus Aspen Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. Collectively, Janus Investment Fund, Janus Aspen Series, Janus Adviser and the Trust consisted of 62 series or funds as of November 28, 2003.


               The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund, Janus Aspen Series and Janus Adviser.

----------------------------------------------------------------------------------------------------------------------
                                                       TRUSTEES
----------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF FUNDS
 NAME, AGE AS OF         POSITIONS                                                    IN FUND COMPLEX  OTHER
 DECEMBER 31, 2002       HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING   OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS             FUND         SERVED           THE PAST FIVE YEARS            TRUSTEE          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*       Chairman     4/00-Present     Formerly, President            62               N/A
 100 Fillmore Street     and Trustee                   (1978-2002) and Chief
 Denver, CO 80206                                      Executive Officer (1994-
 Age 65                                                2002) of Janus Capital or
                                                       Janus Capital Corporation;
                                                       President and Director (1994-
                                                       2002) of the Janus
                                                       Foundation; Chairman and
                                                       Director (1978-2002) of Janus
                                                       Capital Corporation; and
                                                       Director (1997-2001) of Janus
                                                       Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------
 William F. McCalpin     Trustee      6/02-Present     Executive Vice President and   59               Founding
 100 Fillmore Street                                   Chief Operating Officer of                      Director and
 Denver, CO 80206                                      The Rockefeller Brothers Fund                   Board Chair,
 Age 45                                                (a private family                               Solar
                                                       foundation). Formerly,                          Development
                                                       Director of Investments                         Foundation;
                                                       (1991-1998) of The John D.                      Trustee and
                                                       and Catherine T. MacArthur                      Vice President,
                                                       Foundation (a private family                    Asian Cultural
                                                       foundation).                                    Council.
----------------------------------------------------------------------------------------------------------------------


* The Fund is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

----------------------------------------------------------------------------------------------------------------------
                                                       TRUSTEES
----------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF FUNDS
 NAME, AGE AS OF         POSITIONS                                                    IN FUND COMPLEX  OTHER
 DECEMBER 31, 2002       HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING   OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS             FUND         SERVED           THE PAST FIVE YEARS            TRUSTEE          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
----------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.   Trustee      6/02-Present     President and Chief Executive  59               Chairman of the
 100 Fillmore Street                                   Officer of The Field Museum                     Board and
 Denver, CO 80206                                      of Natural History. Formerly,                   Director,
 Age 64                                                Senior Vice President (1987-                    Divergence LLC;
                                                       1997) of Booz-Allen &                           Director of
                                                       Hamilton, Inc. (a management                    A.M. Castle &
                                                       consulting firm).                               Co., Harris
                                                                                                       Insight Funds,
                                                                                                       W.W. Grainger,
                                                                                                       Inc.; Trustee
                                                                                                       of WTTW
                                                                                                       (Chicago public
                                                                                                       television
                                                                                                       station), the
                                                                                                       University of
                                                                                                       Chicago and
                                                                                                       Chicago Public
                                                                                                       Education Fund.
----------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen        Trustee      4/00-Present     Private Investor. Formerly     62               Director, Red
 100 Fillmore Street                                   (1997-1998) Chief Financial                     Robin Gourmet
 Denver, CO 80206                                      Officer - Boston Market                         Burgers, Inc.
 Age 59                                                Concepts, Boston Chicken,
                                                       Inc., Golden, CO (a
                                                       restaurant chain).
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                       TRUSTEES
----------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF FUNDS
 NAME, AGE AS OF         POSITIONS                                                    IN FUND COMPLEX  OTHER
 DECEMBER 31, 2002       HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING   OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS             FUND         SERVED           THE PAST FIVE YEARS            TRUSTEE          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
----------------------------------------------------------------------------------------------------------------------
 James T. Rothe          Trustee      4/00-Present     Professor of Business,         62               Director,
 100 Fillmore Street                                   University of Colorado,                         Optika, Inc.
 Denver, CO 80206                                      Colorado Springs, CO (since                     and NeoCore
 Age 59                                                2002). Formerly,                                Corp.
                                                       Distinguished Visiting
                                                       Professor of Business
                                                       (2001-2002), Thunderbird
                                                       (American Graduate School of
                                                       International Management),
                                                       Phoenix, AZ; and Principal
                                                       (1988-1999) of Phillips-Smith
                                                       Retail Group, Addison, TX (a
                                                       venture capital firm).
----------------------------------------------------------------------------------------------------------------------
 William D. Stewart      Trustee      4/00-Present     Corporate Vice President and   59               N/A
 100 Fillmore Street                                   General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 Age 58                                                Boulder, CO (a manufacturer
                                                       of vacuum fittings and
                                                       valves).
----------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger     Trustee      4/00-Present     Consultant.                    59               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                            OFFICERS
------------------------------------------------------------------------------------------------
NAME, AGE AS                         TERM OF OFFICE*
OF DECEMBER 31,    POSITIONS HELD    AND LENGTH OF    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
2002 AND ADDRESS   WITH FUND         TIME SERVED      YEARS
------------------------------------------------------------------------------------------------
 J. Eric           Executive Vice    1/01-Present     Vice President of Janus Capital. Formerly,
 Thorderson        President and                      Senior Analyst (1996-1999) for Janus
 100 Fillmore      Portfolio                          Capital.
 Street            Manager
 Denver, CO 80206  Janus Adviser
 Age 41            Money Market
                   Fund
------------------------------------------------------------------------------------------------
 Thomas A. Early   Vice President    4/00-Present     Senior Vice President, General Counsel,
 100 Fillmore      and General                        Chief Corporate Affairs Officer and
 Street            Counsel                            Secretary of Janus Capital and Janus
 Denver, CO 80206                                     Capital Group Inc.; Vice President,
 Age 47                                               General Counsel and Secretary of Janus
                                                      Services LLC, Janus Capital International
                                                      LLC, Janus Institutional Services LLC,
                                                      Janus Distributors LLC and the Janus
                                                      Foundation; Vice President, General
                                                      Counsel and Director to Janus
                                                      International (Asia) Limited and Janus
                                                      International Limited; Director for Janus
                                                      Capital Trust Manager Limited, Janus World
                                                      Principal Protected Funds and Janus World
                                                      Funds; and Board member of Janus Global
                                                      Funds SPC. Formerly, Interim Director of
                                                      Janus Capital (2002-2003); Director (2001)
                                                      of Janus Distributors, Inc. and Janus
                                                      Services, Inc.; General Counsel, Secretary
                                                      and Director (2000-2002) of Janus
                                                      International Holding, Inc.; Executive
                                                      Vice President and General Counsel
                                                      (1997-1998) of Prudential Investments Fund
                                                      Management LLC.
------------------------------------------------------------------------------------------------
 Anita E. Falicia  Vice President,   10/02-Present    Vice President of Investment Accounting of
 100 Fillmore      Treasurer and                      Janus Capital. Formerly, Assistant Vice
 Street            Principal                          President (2000-2002) of Investment
 Denver, CO 80206  Accounting                         Accounting of Janus Capital or Janus
 Age 34            Officer                            Capital Corporation; Director (1999-2000)
                   Chief Financial   10/02-11/03      of Investment Accounting of Janus Capital
                   Officer                            Corporation; and Director (1997-1999) of
                                                      Fund Accounting of Janus Capital
                                                      Corporation.
------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

------------------------------------------------------------------------------------------------
                                            OFFICERS
------------------------------------------------------------------------------------------------
NAME, AGE AS                         TERM OF OFFICE*
OF DECEMBER 31,    POSITIONS HELD    AND LENGTH OF    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
2002 AND ADDRESS   WITH FUND         TIME SERVED      YEARS
------------------------------------------------------------------------------------------------
 Bonnie M. Howe    Vice President    4/00-Present     Vice President and Assistant General
 100 Fillmore                                         Counsel to Janus Capital, Janus
 Street                                               Distributors LLC and Janus Services LLC.
 Denver, CO 80206                                     Formerly, Assistant Vice President
 Age 37                                               (1997-1999) and Associate Counsel
                                                      (1995-1999) for Janus Capital Corporation
                                                      and Assistant Vice President (1998-2000)
                                                      for Janus Service Corporation.
------------------------------------------------------------------------------------------------
 Kelley Abbott     Vice President    4/00-Present     Vice President of Domestic Funds and
 Howes             and Secretary                      Assistant General Counsel of Janus
 100 Fillmore                                         Capital, Vice President and Assistant
 Street                                               General Counsel of Janus Distributors LLC
 Denver, CO 80206                                     and Janus Services LLC. Formerly,
 Age 37                                               Assistant Vice President (1997-1999) of
                                                      Janus Capital Corporation; Chief
                                                      Compliance Officer, Director and President
                                                      (1997-1999) of Janus Distributors, Inc.;
                                                      and Assistant Vice President (1998-2000)
                                                      of Janus Service Corporation.
------------------------------------------------------------------------------------------------
 David R.          Vice President    6/02-Present     Vice President and Chief Compliance
 Kowalski          and Chief                          Officer of Janus Capital and Janus
 100 Fillmore      Compliance                         Distributors LLC; and Assistant Vice
 Street            Officer                            President of Janus Services LLC. Formerly,
 Denver, CO 80206                                     Senior Vice President and Director
 Age 45                                               (1985-2000) of Mutual Fund Compliance for
                                                      Van Kampen Funds.
------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2002     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUND                    TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Girard C. Miller      President and Chief     11/03-Present  Executive Vice President and Chief
 100 Fillmore Street   Executive Officer                      Operating Officer of Janus Capital
 Denver, CO 80206                                             Group Inc. and Janus Capital
 Age 51                                                       Management LLC. Formerly, President
                                                              and Chief Executive Officer of ICMA
                                                              Retirement Corporation (1993-2003)
--------------------------------------------------------------------------------------------------
 Loren M. Starr        Vice President and      11/03-Present  Senior Vice President and Chief
 100 Fillmore Street   Chief Financial                        Financial Officer of Janus Capital
 Denver, CO 80206      Officer                                and Janus Capital Group Inc.; Vice
 Age 41                President and Chief     09/02-11/03    President and Chief Financial
                       Executive Officer                      Officer Janus Services LLC, Janus
                                                              Distributors LLC, Janus Capital
                                                              International LLC and Janus
                                                              Institutional Services LLC; Vice
                                                              President, Treasurer, Chief
                                                              Financial Officer and Director of
                                                              Janus International Limited;
                                                              Director of Janus Capital Trust
                                                              Manager Limited, Janus World
                                                              Principal Protected Funds, Janus
                                                              International (Asia) Limited and
                                                              Janus World Funds; and Board member
                                                              of Janus Global Funds SPC. Formerly,
                                                              Interim Director of Janus Capital
                                                              (2002-2003); Vice President of
                                                              Finance, Treasurer, Chief Financial
                                                              Officer (2001-2002) for Janus
                                                              International Holding, Inc.;
                                                              Managing Director, Treasurer and
                                                              Head of Corporate Finance and
                                                              Reporting (1998-2001) for Putnam
                                                              Investments; and Senior Vice
                                                              President of Financial Planning and
                                                              Analysis (1996-1998) for Lehman
                                                              Brothers, Inc.
--------------------------------------------------------------------------------------------------
 Heidi J. Walter       Vice President          4/00-Present   Vice President and Assistant General
 100 Fillmore Street                                          Counsel to Janus Capital and Janus
 Denver, CO 80206                                             Services LLC. Formerly, Vice
 Age 35                                                       President and Senior Legal Counsel
                                                              (1995-1999) for Stein Roe & Farnham,
                                                              Inc.
--------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

               The Trustees are responsible for major decisions relating to the establishment or change of the Fund's objective, policies and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:



--------------------------------------------------------------------------------------------
                                                       MEMBERS            NUMBER OF MEETINGS
                                                       (INDEPENDENT       HELD DURING LAST
                     FUNCTIONS                         TRUSTEES)          FISCAL YEAR
--------------------------------------------------------------------------------------------
 AUDIT COMMITTEE     Reviews the financial reporting   John W. McCarter,  5
                     process, the system of internal   Jr. (Chairman)
                     control over financial            Dennis B. Mullen
                     reporting, disclosure controls    William D.
                     and procedures, Form N-CSR        Stewart
                     filings and the audit process.
                     The Committee's review of the
                     audit process includes, among
                     other things, the appointment,
                     compensation and oversight of
                     the auditors and pre-approval of
                     all audit and non-audit
                     services.
--------------------------------------------------------------------------------------------
 BROKERAGE           Reviews and makes                 James T. Rothe     4
 COMMITTEE           recommendations regarding         (Chairman)
                     matters related to the Trusts'    William F.
                     use of brokerage commissions and  McCalpin
                     placement of portfolio            Dennis B. Mullen
                     transactions.
--------------------------------------------------------------------------------------------
 LEGAL AND           Oversees compliance with          William F.         0*
 REGULATORY          procedures adopted by the         McCalpin
 COMMITTEE           Trusts, reviews registration      (Chairman)
                     statements on Form N-1A,          William D.
                     oversees the implementation and   Stewart
                     administration of the Trusts'     Martin H.
                     Proxy Voting Guidelines and the   Waldinger
                     administration of the Trusts'
                     Code of Ethics.
--------------------------------------------------------------------------------------------



* The Legal and Regulatory Committee was formed June 10, 2003. It did not hold any meetings during the fiscal year ended July 31, 2003.

--------------------------------------------------------------------------------------------
                                                       MEMBERS            NUMBER OF MEETINGS
                                                       (INDEPENDENT       HELD DURING LAST
                     FUNCTIONS                         TRUSTEES)          FISCAL YEAR
--------------------------------------------------------------------------------------------
 MONEY MARKET        Reviews various matters related   Martin H.          4
 COMMITTEE           to the operations of the Janus    Waldinger
                     Money Market Funds, including     (Chairman)
                     compliance with their Money       William F.
                     Market Fund Procedures.           McCalpin
                                                       James T. Rothe
--------------------------------------------------------------------------------------------
 NOMINATING AND      Identifies and recommends         Dennis B. Mullen   4
 GOVERNANCE          individuals for election as       (Chairman)
 COMMITTEE           Trustee, consults with            John W. McCarter
                     Management in planning Trustee    William D.
                     meetings, and oversees the        Stewart
                     administration of, and ensures
                     the compliance with, the
                     Governance Procedures and
                     Guidelines adopted by the
                     Trusts.
--------------------------------------------------------------------------------------------
 PRICING COMMITTEE   Determines the fair value of      William D.         6
                     restricted securities and other   Stewart
                     securities for which market       (Chairman)
                     quotations are not readily        James T. Rothe
                     available, pursuant to            Martin H.
                     procedures adopted by the         Waldinger
                     Trustees.
--------------------------------------------------------------------------------------------


               The table below gives the dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002. As of December 31, 2002, none of the Trustees owned Shares of the Fund described in this SAI.

----------------------------------------------------------------------------------------
                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
NAME OF TRUSTEE            INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN JANUS FUNDS
----------------------------------------------------------------------------------------
INTERESTED TRUSTEE
----------------------------------------------------------------------------------------
 Thomas H. Bailey          Over $100,000
----------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------
 William F. McCalpin       Over $100,000
----------------------------------------------------------------------------------------
 John W. McCarter, Jr.     Over $100,000
----------------------------------------------------------------------------------------
 Dennis B. Mullen          Over $100,000
----------------------------------------------------------------------------------------
 James T. Rothe            Over $100,000
----------------------------------------------------------------------------------------
 William D. Stewart        Over $100,000
----------------------------------------------------------------------------------------
 Martin H. Waldinger       Over $100,000
----------------------------------------------------------------------------------------

               The following table shows the aggregate compensation earned by and paid to the Trustees by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds.



                                                Aggregate Compensation      Total Compensation
                                                  from the Fund for      from the Janus Funds for
                                                  fiscal year ended         calendar year ended
Name of Person, Position                            July 31, 2003         December 31, 2002(1)(2)
--------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey, Chairman and Trustee(3)                $ 0                     $      0
INDEPENDENT TRUSTEES
William F. McCalpin, Trustee                             $58                     $108,334
John W. McCarter, Jr., Trustee                           $43                     $ 94,334
Dennis B. Mullen, Trustee                                $45                     $183,337
James T. Rothe, Trustee                                  $53                     $176,667
William D. Stewart, Trustee                              $43                     $176,667
Martin H. Waldinger, Trustee                             $56                     $176,667


(1) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 59 funds.
(2) Mr. McCalpin and Mr. McCarter were appointed as Trustees as of June 2002. Therefore, they did not receive any compensation from the Fund described in this SAI or the Janus Funds prior to June 2, 2002.
(3) Mr. Bailey is being treated as an interested person of the Fund and Janus Capital and is compensated by Janus Capital.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

               Class I Shares of the Fund can be purchased only through institutional channels such as retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. Not all financial intermediaries offer both classes. Certain designated organizations are authorized to receive purchase orders on the Fund's behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order provided that such designated organizations or their affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

               In order to receive a day's dividend, your order for either class of Shares must be received in good order by the close of the regular trading session of the NYSE. Your financial intermediary or plan documents will provide you with detailed information about investing in the Fund. Your financial intermediary may charge you a separate or additional fee for purchases of Shares.

CLASS C SHARES

               Class C Shares of the Fund are only available for purchase by exchange of Class C Shares of another Janus Adviser Series Fund. Shares of the Fund are not subject to an initial sales charge at the time of purchase.

               The price you pay for Class C Shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order. Your financial intermediary may charge you a separate additional fee for transactions in Class C Shares.

CLASS I SHARES

               Class I Shares of the Fund are purchased at the NAV per share as determined at the close of regular trading session of the New York

               Stock Exchange next occurring after a purchase order is received in good order by the Fund or its authorized agent.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------

CLASS I SHARES

               As described in the Prospectus, Class I Shares has adopted a distribution and shareholder servicing plan (the "Class I Plan") adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of the Fund for activities which are primarily intended to result in sales of Class I Shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, statements of additional information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On April 3, 2000, Trustees unanimously approved the Class I Plan which became effective on that date. On December 10, 2002 the distribution plan was amended and restated to designate the initial class of shares as I Shares.

CLASS C SHARES

               As described in the Prospectus, Class C Shares has adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of the Fund for activities which are primarily intended to result in sales of Class C Shares of the Fund. In addition, the Plan permits payment of up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the NASD Conduct Rules. Janus

               Distributors has agreed to a waiver, which will reduce the amount of fees payable by the Fund from 1.00% to 0.25%. This waiver will continue at least until December 1, 2004. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On June 18, 2002, Trustees unanimously approved the Class C Plan which became effective on that date.

               The Plans and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to either Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, either Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.


               For the fiscal year ended July 31, 2003 Class C Shares and Class I Shares of the Fund paid a total of $3,869 and $58,485, respectively to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the Class C Plan and Class I Plan.



               For the fiscal year ended July 31, 2003, the total amount received by Janus Distributors for the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C Shares was $28,421.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

               Redemptions, like purchases, may only be effected through institutional channels such as retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

CLASS C SHARES

               A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of original purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

               The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities). If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as a regulated investment company that is accorded special tax treatment.

               All income dividends on the Fund's Shares are reinvested automatically in additional shares of the same class of the Fund at the NAV determined on the first business day following the record date.

               Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

               Income dividends or capital gains distributions made by Shares of the Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

CLASS C SHARES AND CLASS I SHARES


               Officers and Trustees as a group own less than 1% of the outstanding Class C Shares or Class I Shares of the Fund. As of October 31, 2003, the percentage ownership of each entity owning more than 5% of the outstanding Class C Shares or Class I Shares is listed below:



                                                              Percentage
Shareholder and Address of Record                             Ownership
CLASS C SHARES
               Legg Mason Wood Walker Inc
               PO Box 1476
               Baltimore MD 21203-1476                          14.10%
CLASS I SHARES
               Columbus Circle Trust
               Cust FBO Garney Holding Company
               Employee Stock Ownership Plan
               Metro Centerne Clark 1 Station Pl
               Stamford CT 06902-6800                            6.10%
               Circle Trust Company
               Cust FBO Interstate Supply Company &
               Retirement Plan
               Metro Center 1 Station Pl
               Stamford CT 06902-6800                            5.14%
               Circle Trust Company
               Cust Grey Eagle Distributors Def
               Contr Plan
               One Station Place
               Stamford CT 06902-6800                            8.81%
               Circle Trust Co
               FBO Heartland Health 401K Savings
               Retir and 403B
               Metro Center 1 Station Pl
               Stamford CT 06902-6800                            9.24%

               As of October 31, 2003, the following shareholders owned more than 25% of the Class C Shares of the Fund:



                                                              Percentage
Shareholder and Address of Record                             Ownership
CLASS C SHARES
               Citigroup Global Markets Inc.
               333 West 34th Street - 3rd Floor
               New York NY 10001-2402                           84.60%



               This ownership is by nominee only and does not represent beneficial ownership of the shares, because the record owners listed have no investment discretion or voting power with respect to such shares.



               To the knowledge of the Fund, no other shareholder owned more than 5% of the outstanding Class C Shares or Class I Shares of the Fund as of October 31, 2003.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

               The Fund is a series of the Trust, an open-end management investment company registered under the 1940, which was organized as a Delaware business trust (now called a Delaware statutory trust) on March 24, 2000. As of the date of this SAI, the Trust consists of fifteen series of shares, known as "Funds," each of which consists of two classes of shares. Additional series and/or classes may be created from time to time. Class I Shares previously had no class designation.

               The Fund was formed from the reorganization of the Retirement Shares of the Money Market Portfolio of Janus Aspen Series into the Fund on July 31, 2000.

               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. The shares of the Fund participate equally in dividends and other distributions by shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights.

               Money Market Fund offers two classes of shares. The Shares offered in this SAI are offered only through retirement and pension plans, brokers, bank trust departments, financial advisers and other financial intermediaries.

SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for the Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing funda-mental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or that Fund's or class' interest in the matter differs from the interest of the other Funds or class of the Trust. A shareholder is entitled to one vote for each share owned.

               Under the Trust Instrument, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

               The Trustees are responsible for major decisions relating to the Fund's policies and objectives; the Trustees oversee the operation of the Fund by its officers and review the investment decisions of the officers.

               The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize the Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws or the Trustees.

               As mentioned in "Shareholder Meetings", each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Fund, audit the Fund's annual financial statements and prepare its tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


               The following audited financial statements for the Fund's Class I Shares and Class C Shares for the period ended July 31, 2003, are hereby incorporated into this SAI by reference to the Fund's Annual Report dated July 31, 2003.



               Schedule of Investments as of July 31, 2003



               Statement of Operations for the period ended July 31, 2003



               Statement of Assets and Liabilities as of July 31, 2003



               Statements of Changes in Net Assets for the periods indicated


               Financial Highlights for each of the periods indicated

               Notes to Financial Statements


               Report of Independent Auditors


The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard & Poor's

               MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

               The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

               The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

               SHORT TERM MUNICIPAL LOANS

               S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

               Moody's highest rating for short-term municipal loans is MIG-1/ VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

               OTHER SHORT-TERM DEBT SECURITIES

               Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

Fitch

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                F-1+........................ Exceptionally strong credit
                                             quality. Issues assigned this
                                             rating are regarded as having the
                                             strongest degree of assurance for
                                             timely payment.
                F-1......................... Very strong credit quality. Issues assigned this rating reflect an
                                             assurance for timely payment only
                                             slightly less in degree than issues
                                             rated F-1+.
                F-2......................... Good credit quality. Issues
                                             assigned this rating have a
                                             satisfactory degree of assurance
                                             for timely payments, but the margin
                                             of safety is not as great as the
                                             F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

               MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

               1. Project Notes, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

               2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

               3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

               4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

               5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

               6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

               MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:


               1. General Obligation Bonds are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.


               2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

               In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

               3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

               While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

               Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

               OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

               Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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

                                  [JANUS LOGO]

                                         www.janus.com

                                         100 Fillmore Street
                                         Denver, Colorado 80206-4928
                                         1-800-525-0020

                              JANUS ADVISER SERIES

                           PART C - OTHER INFORMATION


ITEM 23  Exhibits

         Exhibit 1         (a)      Trust Instrument dated March 22, 2000, is
                                    incorporated by reference to Registrant's
                                    Registration Statement (File. No. 333-33978)
                                    on Form N-1A filed with the Securities and
                                    Exchange Commission on April 4, 2000.

                           (b) Form of Amendment to Trust Instrument is incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 2, filed
                                    February 14, 2001 (File No. 333-33978).

                           (c) Form of Second Amendment to Trust Instrument dated September 30, 2001 is incorporated by reference to Exhibit 1(c) to Post-Effective
                                    Amendment No. 3, filed July 31, 2001 (File
                                    No. 333-33978).

                           (d)      Third Amendment to Trust Instrument dated
                                    June 18, 2002, is incorporated by reference to Exhibit 1(d) to Post-Effective Amendment
                                    No. 5, filed July 26, 2002 (File No.
                                    333-33978).

                           (e)      Fourth Amendment to Trust Instrument, dated
                                    September 18, 2002, is incorporated by
                                    reference to Exhibit 1(e) to Post-Effective
                                    Amendment No. 6, filed September 26, 2002
                                    (File No. 333-33978).

                           (f)      Fifth Amendment to Trust Instrument, dated
                                    October 14, 2002, is incorporated by
                                    reference to Exhibit 1(f) to Post-Effective
                                    Amendment No. 7, filed October 17, 2002
                                    (File No. 333-33978).

                           (g)      Sixth Amendment to Trust Instrument, dated
                                    December 10, 2002, is incorporated by
                                    reference to Exhibit 1(g) to Post- Effective
                                    Amendment No. 9, filed January 3, 2003 (File
                                    No. 333-33978).

                           (h)      Seventh Amendment to Trust Instrument, dated
                                    March 18, 2003 filed as Exhibit 1(h) to
                                    Post-Effective Amendment No. 10, filed March
                                    19, 2003 (File No.333-33978) has been
                                    withdrawn.

                           (i)      Amended and Restated Trust Instrument, dated
                                    March 18, 2003, is incorporated by reference to Exhibit 1(i) to Post-Effective Amendment
                                    No. 12, filed April 3, 2003 (File No.
                                    333-33978).

                           (j)      First Amendment to Amended and Restated
                                    Trust Instrument, dated June 2, 2003 filed as Exhibit 1(j) to Post-Effective Amendment
                                    No. 14, filed May 30, 2003 (File No.
                                    333-33978) has been withdrawn.

                           (k)      First Amendment to Amended and Restated
                                    Trust Instrument, dated June 2, 2003, is incorporated by reference to Exhibit 1(k) to Post-Effective Amendment No. 15, filed
                                    September 26, 2003 (File No. 333-33978).

                           (l)      Form of Second Amendment to Amended and
                                    Restated Trust Instrument, dated September
                                    16, 2003, is incorporated by reference to
                                    Exhibit 1(l) to Post-Effective Amendment
                                    No.15, filed September 26, 2003 (File No.
                                    333-33978).

         Exhibit 2         (a)      Bylaws are incorporated herein by reference
                                    to Registrant's Registration Statement
                                    (File. No. 333-33978) on Form N-1A filed
                                    with the Securities and Exchange Commission
                                    on April 4, 2000.

                           (b)      First Amendment to Bylaws, dated September
                                    18, 2002, is incorporated by reference to
                                    Exhibit 2(b) to Post-Effective Amendment No.
                                    6, filed September 26, 2002 (File No.
                                    333-33978).

         Exhibit 3                  Not Applicable

         Exhibit 4         (a)      Form of Investment Advisory Agreement for
                                    Growth Fund is incorporated by reference to
                                    Registrant's Registration Statement (File.
                                    No. 333-33978) on Form N-1A filed with the
                                    Securities and Exchange Commission on April
                                    4, 2000.

                           (b)      Form of Investment Advisory Agreement for
                                    Aggressive Growth Fund is incorporated by reference to Registrant's Registration
                                    Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange
                                    Commission on April 4, 2000.

                           (c)      Form of Investment Advisory Agreement for
                                    Capital Appreciation Fund is incorporated by reference to

                                    Registrant's Registration Statement (File.
                                    No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April
                                    4, 2000.

                           (d)      Form of Investment Advisory Agreement for
                                    Balanced Fund is incorporated by reference to Registrant's Registration Statement
                                    (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (e)      Form of Investment Advisory Agreement for
                                    Equity Income Fund is incorporated by
                                    reference to Registrant's Registration
                                    Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange
                                    Commission on April 4, 2000.

                           (f)      Form of Investment Advisory Agreement for
                                    Growth and Income Fund is incorporated by reference to Registrant's Registration
                                    Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange
                                    Commission on April 4, 2000.

                           (g)      Form of Investment Advisory Agreement for
                                    Strategic Value Fund filed in Registrant's
                                    Registration Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000, has been withdrawn.

                           (h)      Form of Investment Advisory Agreement for
                                    International Fund is incorporated by
                                    reference to Registrant's Registration
                                    Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange
                                    Commission on April 4, 2000.

                           (i)      Form of Investment Advisory Agreement for
                                    Worldwide Fund is incorporated by reference to Registrant's Registration Statement
                                    (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (j)      Form of Investment Advisory Agreement for
                                    Flexible Income Fund is incorporated by
                                    reference to Registrant's Registration
                                    Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange
                                    Commission on April 4, 2000.

                           (k)      Form of Investment Advisory Agreement for
                                    Money Market Fund is incorporated by
                                    reference to Registrant's Registration
                                    Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange
                                    Commission on April 4, 2000.

                           (l)      Form of Investment Advisory Agreement for
                                    Global Value Fund is incorporated by
                                    reference to Exhibit 4(l) to Post- Effective
                                    Amendment No. 2, filed February 14, 2001
                                    (File No. 333-33978).

                           (m)      Form of First Amendment to Investment
                                    Advisory Agreement for Core Equity Fund
                                    dated September 30, 2001 is incorporated by reference to Exhibit 4(m) to Post-Effective
                                    Amendment No. 3, filed July 31, 2001 (File
                                    No. 333-33978).

                           (n)      Form of Investment Advisory Agreement for
                                    Aggressive Growth Fund, Balanced Fund,
                                    Capital Appreciation Fund, Core Equity Fund,
                                    Flexible Income Fund, Global Value Fund,
                                    Growth and Income Fund, Growth Fund,
                                    International Fund, Money Market Fund,
                                    Strategic Value Fund and Worldwide Fund is incorporated by reference to Exhibit 4(n) to Post-Effective Amendment No. 5, filed July
                                    26, 2002 (File No. 333-33978).

                           (o) Form of Transfer and Assumption Agreement between Janus Capital Corporation and Janus
                                    Capital Management LLC, dated April 1, 2002, is incorporated by reference to Exhibit 4(o) to Post-Effective Amendment No. 5, filed
                                    July 26, 2002 (File No. 333-33978).

                           (p)      Investment Advisory Agreement for Janus
                                    Adviser Risk-Managed Large Cap Growth Fund is incorporated by reference to Exhibit 4(p) to Post-Effective Amendment No. 8, filed
                                    December 30, 2002 (File No. 333-33978).

                           (q)      Sub-Advisory Agreement for Janus Adviser
                                    Risk-Managed Large Cap Growth Fund is
                                    incorporated by reference to Exhibit 4(q) to Post-Effective Amendment No. 8, filed
                                    December 30, 2002 (File No. 333-33978).

                           (r)      Investment Advisory Agreement for Janus
                                    Adviser Risk-Managed Large Cap Core Fund is incorporated by reference to Exhibit 4(r) to Post-Effective Amendment
                                    No. 8, filed December 30, 2002 (File No.
                                    333-33978).

                           (s)      Sub-Advisory Agreement for Janus Adviser
                                    Risk-Managed Large Cap Core Fund is
                                    incorporated by reference to Exhibit 4(s) to Post-Effective Amendment No. 8, filed
                                    December 30, 2002 (File No. 333-33978).

                           (t)      Investment Advisory Agreement for Janus
                                    Adviser Mid Cap Value Fund is incorporated by reference to Exhibit 4(t) to Post-Effective Amendment No. 8, filed
                                    December 30, 2002 (File No. 333-33978).

                           (u)      Sub-Advisory Agreement for Janus Adviser Mid
                                    Cap Value Fund is incorporated by reference to Exhibit 4(u) to Post-Effective Amendment
                                    No. 8, filed December 30, 2002 (File No.
                                    333-33978).

                           (v)      Form of Investment Advisory Agreement for
                                    Janus Adviser Small Cap Value Fund is
                                    incorporated by reference to Exhibit 4(v) to Post-Effective Amendment No. 9, filed
                                    January 3, 2003 (File No. 333-33978).

                           (w)      Form of Sub-Advisory Agreement for Janus
                                    Adviser Small Cap Value Fund is incorporated by reference to Exhibit 4(w) to Post-Effective Amendment No. 9, filed
                                    January 3, 2003 (File No. 333-33978).

                           (x)      Form of Investment Advisory Agreement for
                                    Janus Adviser High-Yield Fund filed as
                                    Exhibit 4(x) to Post-Effective Amendment No.
                                    10, filed March 19, 2003 (File No.
                                    333-33978) has been withdrawn.

                           (y)      Form of Sub-Advisory Agreement for Perkins,
                                    Wolf, McDonnell and Company, LLC for Janus
                                    Adviser Mid Cap Value Fund (post-acquisition version) is incorporated by reference to
                                    Exhibit 4(y) to Post-Effective Amendment No.
                                    14, filed May 30, 2003 (File No. 333-33978).

                           (z) Amendment to Investment Advisory Agreement for Janus Adviser Aggressive Growth Fund dated June 2, 2003 is incorporated by reference to Exhibit 4(z) to Post-Effective
                                    Amendment No. 14, filed May 30, 2003 (File
                                    No. 333-33978).

                           (aa)     Form of Amendment to Investment Advisory
                                    Agreement for Janus Adviser International
                                    Fund dated June 2, 2003 is incorporated by reference to Exhibit 4(aa) to Post-Effective
                                    Amendment No. 14, filed May 30, 2003 (File
                                    No. 333-33978).

                           (bb)     Form of Amendment to Investment Advisory
                                    Agreement for Janus Adviser Risk-Managed
                                    Large Cap Growth Fund is incorporated by reference to Exhibit 4(bb) to Post-Effective
                                    Amendment No. 15, filed September 26, 2003
                                    (File No. 333-33978).

                           (cc)     Form of Amendment to Investment Advisory
                                    Agreement for Janus Adviser International
                                    Value Fund is incorporated by reference to
                                    Exhibit 4(cc) to Post-Effective Amendment
                                    No. 15, filed September 26, 2003 (File No.
                                    333-33978).

                           (dd)     Form of Amendment to Investment Advisory
                                    Agreement for Janus Adviser Risk-Managed
                                    Large Cap Core Fund is incorporated by
                                    reference to Exhibit 4(dd) to Post-Effective
                                    Amendment No. 15, filed September 26, 2003
                                    (File No. 333-33978).

                           (ee)     Form of Amendment to Investment Advisory
                                    Agreement for Janus Adviser Small Cap Value
                                    Fund is incorporated by reference to Exhibit
                                    4(ee) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No.
                                    333-33978).

                           (ff) Form of Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap
                                    Growth Fund is incorporated by reference to
                                    Exhibit 4(ff) to Post-Effective Amendment
                                    No. 15, filed September 26, 2003 (File No.
                                    333-33978).

                           (gg) Form of Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap
                                    Core Fund is incorporated by reference to
                                    Exhibit 4(gg) to Post-Effective Amendment
                                    No. 15, filed September 26, 2003 (File No.
                                    333-33978).

                           (hh) Form of Amendment to Sub-Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 4(hh) to Post-Effective Amendment No. 15, filed
                                    September 26, 2003 (File No. 333-33978).

         Exhibit 5         (a)      Form of Distribution Agreement between Janus
                                    Adviser Series and Janus Distributors, Inc.
                                    is incorporated by reference to Registrant's
                                    Registration Statement (File. No. 333-33978)
                                    on Form N-1A filed with the Securities and
                                    Exchange Commission on April 4, 2000.

                           (b) Form of Transfer and Assumption Agreement between Janus Distributors, Inc. and Janus
                                    Distributors LLC, dated April 1, 2002, is incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 5, filed July
                                    26, 2002 (File No. 333-33978).

                           (c) Amended and Restated Distribution Agreement between Janus Adviser Series and Janus
                                    Distributors LLC is incorporated by
                                    reference to Exhibit 5(c) to Post-Effective
                                    Amendment No. 5, filed July 26, 2002 (File
                                    No. 333-33978).

                           (d) Form of Amended and Restated Distribution and Shareholder Servicing Plan between Janus
                                    Adviser Series and Janus Distributors LLC filed as Exhibit 5(d) to Post-Effective
                                    Amendment No. 9, filed January 3, 2003 (File
                                    No. 333-33978), has been withdrawn.

         Exhibit 6                  Not Applicable

         Exhibit 7         (a)      Form of Custodian Agreement between Janus
                                    Adviser Series and State Street Bank and
                                    Trust Company is incorporated by reference
                                    to Exhibit 7(a) to Pre-Effective Amendment
                                    No. 1, filed on June 12, 2000 (File No.
                                    333-33978).

                           (b) Form of Global Custody Services Agreement between Janus Adviser Series, on behalf of Janus Adviser Money Market Fund and
                                    Citibank, N.A is incorporated by reference to Exhibit 7(b) to Pre-Effective Amendment
                                    No. 1, filed on June 12, 2000 (File No.
                                    333-33978).

                           (c)      Foreign Custody Amendment to State Street
                                    Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated by reference to Exhibit 7(c) to Post- Effective
                                    Amendment No. 1, filed December 19, 2000
                                    (File No. 333-33978).

                           (d)      Form of Foreign Custody Manager Addendum to
                                    Global

                                    Custodial Services Agreement with Citibank,
                                    N.A. dated December 5, 2000 is incorporated by reference to Exhibit 7(d) to Post-Effective Amendment No. 1, filed
                                    December 19, 2000 (File No. 333-33978).

                           (e)      Form of Amendment to State Street Bank and
                                    Trust Company Custodian Contract dated
                                    December 5, 2000 is incorporated by
                                    reference to Exhibit 7(e) to Post-Effective
                                    Amendment No. 1, filed December 19, 2000
                                    (File No. 333- 33978).

                           (f)      Form of Amendment to State Street Bank and
                                    Trust Company Custodian Contract dated
                                    December 5, 2000 is incorporated by
                                    reference to Exhibit 7(f) to Post-Effective
                                    Amendment No. 1, filed December 19, 2000
                                    (File No. 333- 33978).

                           (g)      Form of Letter Agreement with State Street
                                    Bank and Trust is incorporated by reference to Exhibit 7(g) to Post- Effective Amendment
                                    No. 2, filed February 14, 2001 (File No.
                                    333-33978).

                           (h)      Form of Letter Agreement with State Street
                                    Bank and Trust Company dated September 30,
                                    2001 is incorporated by reference to Exhibit
                                    7(h) to Post-Effective Amendment No. 3,
                                    filed July 31, 2001 (File No. 333-33978).

                           (i)      Amendment to Subcustodian Contract between
                                    Citibank, N.A. and State Street Bank and
                                    Trust is incorporated by reference to
                                    Exhibit 7(i) to Post-Effective Amendment No.
                                    5, filed July 26, 2002 (File No. 333-33978).

                           (j)      Form of Letter Agreement with State Street
                                    Bank and Trust Company dated December 31,
                                    2002 is incorporated by reference to Exhibit
                                    7(j) to Post-Effective Amendment No. 7,
                                    filed October 17, 2002 (File No. 333-33978).

                           (k)      Form of Letter Agreement with State Street
                                    Bank and Trust Company dated December 31,
                                    2002, is incorporated by reference to
                                    Exhibit 7(k) to Post-Effective Amendment No.
                                    7, filed October 17, 2002 (File No.
                                    333-33978).

                           (l)      Form of Letter Agreement with State Street
                                    Bank and Trust Company dated March 21, 2003 is incorporated by reference to Exhibit 7(l) to Post-Effective Amendment No. 9, filed

                                    January 3, 2003 (File No. 333-33978).

                           (m)      Form of Letter Agreement with State Street
                                    Bank and Trust Company dated June 2, 2003 filed as Exhibit 7(m) to Post-Effective
                                    Amendment No. 10, filed March 19, 2003 (File
                                    No. 333-3978) has been withdrawn.

                           (n)      Form of Letter Agreement with regard to
                                    Janus Adviser Mid Cap Growth Fund, with
                                    State Street Bank and Trust Company, dated
                                    June 2, 2003, is incorporated by reference to Exhibit 7(n) to Post-Effective Amendment
                                    No. 14, filed May 30, 2003 (File No.
                                    333-33978).

                           (o)      Form of Letter Agreement with regard to
                                    Janus Adviser International Growth Fund, with State Street Bank and Trust Company, dated June 2, 2003, is incorporated by reference to Exhibit 7(o) to Post-Effective
                                    Amendment No. 14, filed May 30, 2003 (File
                                    No. 333-33978).

                           (p)      Form of Letter Agreement with regard to
                                    Janus Adviser Risk-Managed Growth Fund, with
                                    State Street Bank and Trust Company, dated
                                    November 28, 2003, is incorporated by
                                    reference to Exhibit 7(p) to Post-Effective
                                    Amendment No. 15, filed September 26, 2003
                                    (File No. 333-33978).

                           (q)      Form of Letter Agreement with regard to
                                    Janus Adviser Foreign Stock Fund, with State
                                    Street Bank and Trust Company, dated
                                    November 28, 2003, is incorporated by
                                    reference to Exhibit 7(q) to Post-Effective
                                    Amendment No. 15, filed September 26, 2003
                                    (File No. 333-33978).

                           (r)      Form of Letter Agreement with regard to
                                    Janus Adviser Risk-Managed Core Fund, with
                                    State Street Bank and Trust Company, dated
                                    November 28, 2003, is incorporated by
                                    reference to Exhibit 7(r) to Post-Effective
                                    Amendment No. 15, filed September 26, 2003
                                    (File No. 333-33978).

                           (s)      Form of Letter Agreement with regard to
                                    Janus Adviser Small Company Value Fund, with
                                    State Street Bank and Trust Company, dated
                                    November 28, 2003, is incorporated by
                                    reference to Exhibit 7(s) to Post-Effective
                                    Amendment No. 15, filed September 26, 2003
                                    (File No. 333-33978).

         Exhibit 8         (a)      Form of Transfer Agency Agreement with Janus
                                    Service Corporation is incorporated by
                                    reference to Registrant's

                                    Registration Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (b) Form of Administrative Services Agreement with Janus Service Corporation is incorporated by reference to Registrant's
                                    Registration Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                           (c) Form of Transfer and Assumption Agreement between Janus Service Corporation and Janus
                                    Services LLC, dated April 1, 2002, is
                                    incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 5, filed July
                                    26, 2002 (File No. 333-33978).

                           (d)      Amended and Restated Transfer Agency
                                    Agreement with Janus Services LLC is
                                    incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 5, filed July
                                    26, 2002 (File No. 333-33978).

                           (e) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Berger
                                    Investment Portfolio Trust is incorporated by reference to Exhibit 8(e) to Post-Effective Amendment No. 9, filed
                                    January 3, 2003 (File No. 333-33978).

                           (f)      Expense Limitation Agreement between Janus
                                    Capital Management LLC and Janus Adviser
                                    Capital Appreciation Fund dated July 31,
                                    2003 is filed herein as Exhibit 8(f).

                           (g)      Expense Limitation Agreement between Janus
                                    Capital Management LLC and Janus Adviser
                                    Growth Fund dated July 31, 2003 is filed herein as Exhibit 8(g).

                           (h)      Expense Limitation Agreement between Janus
                                    Capital Management LLC and Janus Adviser
                                    Growth and Income Fund dated July 31, 2003 is filed herein as Exhibit 8(h).

                           (i)      Expense Limitation Agreement between Janus
                                    Capital Management LLC and Janus Adviser Mid
                                    Cap Growth Fund dated July 31, 2003 is filed herein as Exhibit 8(i).

                           (j)      Form of Expense Limitation Agreement between
                                    Janus Capital Management LLC and Janus
                                    Adviser Risk-Managed

                                    Growth Fund dated November 28, 2003 is filed herein as Exhibit 8(j).

                           (k)      Expense Limitation Agreement between Janus
                                    Capital Management LLC and Janus Adviser
                                    International Growth Fund dated July 31,
                                    2003 is filed herein as Exhibit 8(k).

                           (l)      Expense Limitation Agreement between Janus
                                    Capital Management LLC and Janus Adviser
                                    International Value Fund dated July 31, 2003 is filed herein as Exhibit 8(l).

                           (m)      Expense Limitation Agreement between Janus
                                    Capital Management LLC and Janus Adviser
                                    Worldwide Fund dated July 31, 2003 is filed herein as Exhibit 8(m).

                           (n)      Expense Limitation Agreement between Janus
                                    Capital Management LLC and Janus Adviser
                                    Balanced Fund dated July 31, 2003 is filed herein as Exhibit 8(n).

                           (o)      Expense Limitation Agreement between Janus
                                    Capital Management LLC and Janus Adviser
                                    Core Equity Fund dated July 31, 2003 is
                                    filed herein as Exhibit 8(o).

                           (p)      Form of Expense Limitation Agreement between
                                    Janus Capital Management LLC and Janus
                                    Adviser Risk-Managed Core Fund dated
                                    November 28, 2003 is filed herein as Exhibit
                                    8(p).

                           (q)      Form of Expense Limitation Agreement between
                                    Janus Capital Management LLC and Janus
                                    Adviser Mid Cap Value Fund dated November
                                    28, 2003 is filed herein as Exhibit 8(q).

                           (r)      Expense Limitation Agreement between Janus
                                    Capital Management LLC and Janus Adviser
                                    Small Cap Value Fund dated July 31, 2003 is filed herein as Exhibit 8(r).

                           (s)      Expense Limitation Agreement between Janus
                                    Capital Management LLC and Janus Adviser
                                    Flexible Income Fund dated July 31, 2003 is filed herein as Exhibit 8(s).

                           (t)      Expense Limitation Agreement between Janus
                                    Capital Management LLC and Janus Adviser
                                    Money Market Fund dated July 31, 2003 is filed herein as Exhibit 8(t).

         Exhibit 9         (a)      Opinion and Consent of Fund Counsel with
                                    respect to shares of the Trust is
                                    incorporated herein by reference to Exhibit
                                    9 to Pre-Effective Amendment No. 1, filed on
                                    June 12, 2000 (File No. 333-33978).

                           (b) Opinion and Consent of Fund Counsel with respect to shares of Global Value Fund is incorporated by reference to Exhibit 9(b) to Post-Effective Amendment No. 2, filed
                                    February 14, 2001 (File No. 333-33978).

                           (c) Opinion and Consent of Fund Counsel with respect to Class C Shares of Aggressive
                                    Growth Fund, Balanced Fund, Capital
                                    Appreciation Fund, Core Equity Fund,
                                    Flexible Income Fund, Global Value Fund,
                                    Growth and Income Fund, Growth Fund,
                                    International Fund, Money Market Fund,
                                    Strategic Value Fund and Worldwide Fund is incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No. 5, filed July
                                    26, 2002 (File No. 333-33978).

                           (d) Opinion and Consent of Fund Counsel with respect to Class I Shares and Class C Shares of Risk-Managed Large Cap Growth Fund,
                                    Risk-Managed Large Cap Core Fund and Mid Cap
                                    Value Fund is incorporated by reference to
                                    Exhibit 9(d) to Post Effective Amendment No.
                                    7, filed October 17, 2002 (File No.
                                    333-33978).

                           (e) Opinion and Consent of Fund Counsel with respect to Class I Shares and Class C Shares of Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 9(e) to Post-Effective Amendment No. 9, filed
                                    January 3, 2003 (File No. 333-33978).

                           (f) Opinion and Consent of Fund Counsel with respect to Class I Shares and Class C Shares of Janus Adviser High-Yield Fund filed as
                                    Exhibit 9(f) to Post-Effective Amendment No.
                                    10, filed March 19, 2003 (File No.
                                    333-33978) has been withdrawn.

         Exhibit 10 Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 10.

         Exhibit 11                 Not Applicable

         Exhibit 12                 Not Applicable


         Exhibit 13        (a)      Form of Distribution and Shareholder
                                    Servicing Plan is incorporated by reference
                                    to Registrant's Registration Statement
                                    (File. No. 333-33978) on Form N-1A filed
                                    with the Securities and Exchange Commission
                                    on April 4, 2000.

                           (b) Distribution and Shareholder Servicing Plan for Class C Shares is incorporated by reference to Exhibit 13(b) to Post-Effective
                                    Amendment No. 5, filed July 26, 2002 (File
                                    No. 333-33978).

                           (c)      Amended and Restated Distribution and
                                    Shareholder Servicing Plan for Class I
                                    Shares is incorporated by reference to
                                    Exhibit 13(c) to Post-Effective Amendment
                                    No. 15, filed September 26, 2003 (File No.
                                    333-33978).

         Exhibit 14        (a)      Code of Ethics filed with Registrant's
                                    Registration Statement (File. No. 333-33978)
                                    on Form N-1A filed with the Securities and
                                    Exchange Commission on April 4, 2000, have
                                    been withdrawn.

                           (b)      Amended Janus Ethics Rules filed as Exhibit
                                    14(b) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978), have been withdrawn.

                           (c)      Amended Janus Ethics Rules filed as Exhibit
                                    14(c) to Post-Effective Amendment No.5,
                                    filed July 26, 2002 (File No. 333-33978),
                                    have been withdrawn.

                           (d) Code of Ethics of Perkins, Wolf, McDonnell and Company is incorporated by reference to
                                    Exhibit 14(d) to Post-Effective Amendment
                                    No. 8, filed December 30, 2002 (File No.
                                    333-33978).

                           (e)      Code of Ethics and Statement of Personal
                                    Trading Policies for Enhanced Investment
                                    Technologies, LLC filed as Exhibit 14(e) to
                                    Post-Effective Amendment No. 8, filed
                                    December 30, 2002 (File No. 333-33978), have
                                    been withdrawn.

                           (f)      Code of Ethics and Statement of Policies for
                                    Bay Isle Financial LLC filed as Exhibit
                                    14(f) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978), have been withdrawn.

                           (g)      Amended Code of Ethics Rules filed as
                                    Exhibit 14(g) to Post-Effective Amendment No
                                    10, filed March 19, 2003 (File No.
                                    333-33978), have been withdrawn.

                           (h)      Amended Code of Ethics Rules filed as
                                    Exhibit 14(h) to Post-Effective Amendment
                                    No. 12, filed April 3, 2003 (File No.
                                    333-33978), have been withdrawn.

                           (i) Amended Janus Ethics Rules are incorporated by reference to Exhibit 14(i) to Post-Effective Amendment No. 15, filed
                                    September 26, 2003 (File No. 333-33978).

         Exhibit 15        (a)      Powers of Attorney dated June 18, 2002, are
                                    incorporated by reference to Exhibit 15(b)
                                    to Post-Effective Amendment No. 5, filed
                                    July 26, 2002 (File No. 333-33978).

                           (b) Powers of Attorney dated June 18, 2002, are incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 8, filed
                                    December 30, 2002 (File No. 333-33978).

         Exhibit 16        (a)      Rule 18f-3 Plan dated June 18, 2002, is
                                    incorporated by reference to Exhibit 16 to
                                    Post-Effective Amendment No. 5, filed July
                                    26, 2002 (File No. 333-33978).

                           (b)      Amended and Restated Rule 18f-3 Plan dated
                                    March 18, 2003 is incorporated by reference to Exhibit 16(b) to Post-Effective Amendment
                                    No. 12, filed April 3, 2003 (File No.
                                    333-33978).

                           (c) Form of Amended and Restated Rule 18f-3 Plan dated September 17, 2003 is incorporated by reference to Exhibit 16(c) to Post-Effective
                                    Amendment No. 15, filed September 26, 2003
                                    (File No. 333-33978).


ITEM 24. Persons Controlled by or Under Common Control with Registrant

         None

ITEM 25. Indemnification

         Article IX of Janus Adviser Series' Amended and Restated Trust Instrument provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and Advisory Board members.


ITEM 26. Business and Other Connections of Investment Adviser

         The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Officers and Trustees" in the Statements of Additional Information included in this Registration Statement.

         The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are as follows:


Name and Principal
Business Address                Adviser/Affiliated Entity Name             Position with Adviser or Affiliated Entity
------------------              ------------------------------             ------------------------------------------
Robin C. Beery*                 Janus Capital Group Inc.                   Vice President and Chief Marketing Officer
                                Janus Capital Management LLC               Vice President and Chief Marketing Officer
                                The Janus Foundation                       President and Director

Name and Principal
Business Address                Adviser/Affiliated Entity Name             Position with Adviser or Affiliated Entity
------------------              ------------------------------             ------------------------------------------
James P. Goff*                  Janus Capital Management LLC               Vice President and Director of Research

R. Timothy Hudner*              Janus Capital Group Inc.                   Vice President and Chief Operations Officer
                                Janus Capital Management LLC               Vice President and Chief Operations Officer
                                Janus Services LLC                         President

Lars O. Soderberg*              Janus Capital Group Inc.                   Executive Vice President, Institutional
                                                                           Services
                                Janus Capital Management LLC               Executive Vice President, Institutional
                                                                           Services
                                Janus Institutional Services LLC           Executive Vice President, Institutional
                                                                           Services
                                Janus Distributors LLC                     President

Mark B. Whiston*                Janus Capital Group Inc.                   Chief Executive Officer and President
                                Janus Capital Management LLC               Chief Executive Officer and President
                                Janus Capital International LLC            Co-Chief Executive Officer and President
                                Janus International (Asia) Limited         President and Director
                                Janus International Limited                President, Director and Chairman
                                Janus Institutional Services LLC           President
                                Janus Capital Trust Management Limited     Director
                                Janus World Funds Plc.                     Director
                                Janus World Principal Protected Funds      Director
                                Janus Global Funds SPC                     Board Member

*  Principal address is 100 Fillmore Street, Denver, Colorado 80206-4928.

         The only business of Bay Isle Financial LLC, Enhanced Investment Technologies, LLC and Perkins, Wolf, McDonnell and Company, LLC (fka Perkins, Wolf, McDonnell and Company) is to serve as a subadviser of the Registrant and investment adviser or subadviser to mutual funds, institutional and individual separate accounts, separately managed accounts, and other registered investment companies. The principal executive officers of the subadvisers and their positions with the subadvisers are as follows:

Name and Principal
Business Address                Subadviser/Affiliated Entity Name          Position with Subadviser or Affiliated Entity
----------------                ---------------------------------          ---------------------------------------------
William F. K. Schaff*           Bay Isle Financial LLC                     President and Chief Investment Officer

Gary G. Pollock*                Bay Isle Financial LLC                     Executive Vice President and Chief Operating
                                                                           Officer

E. Robert Fernholz**            Enhanced Investment Technologies, LLC      Director, Executive Vice President and Chief
                                                                           Investment Officer

Robert A. Garvy**               Enhanced Investment Technologies, LLC      Director, President and Chief Executive
                                                                           Officer

David E. Hurley**               Enhanced Investment Technologies, LLC      Chief Operating Officer and Senior Vice
                                                                           President; formerly Chief Compliance Officer

Robert H. Perkins***            Perkins, Wolf, McDonnell and Company, LLC  President and Chief Investment Officer

Greg E. Wolf***                 Perkins, Wolf, McDonnell and Company, LLC  Treasurer and Chief Operating Officer

* Principal address is 475 14th Street, Suite 550, Oakland, California 94612

** Principal address is 2401 PGA Boulevard, Suite 200 Palm Beach Gardens, Florida 33410

***Principal address is 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604

ITEM 27. Principal Underwriters

         (a) Janus Distributors LLC ("Janus Distributors") serves as principal underwriter for the Registrant, Janus Aspen Series, Janus Investment Fund and Janus Adviser.

         (b) The principal business address, positions with Janus Distributors and positions with Registrant of Thomas A. Early, Bonnie M. Howe, Kelley Abbott Howes, David R. Kowalski and Loren M. Starr, officers and directors of Janus Distributors, are described under "Trustees and Officers" in the Statement of Additional Information included in this

                  Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:


                  Name                       Position with Janus Distributors LLC
                  ----                       ------------------------------------
                  Gregory A. Frost           Vice President and Controller
                  Matthew R. Luoma           Vice President and Treasurer
                  Douglas J. Laird           Vice President
                  Lars O. Soderberg          President

                  Messrs. Frost, Luoma, Laird and Soderberg do not hold any positions with the Registrant. Their principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

         (c)      Not Applicable.

ITEM 28. Location of Accounts and Records

         The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Management LLC and Janus Services LLC, both of which are located at 100 Fillmore Street, Denver, Colorado 80206-4928 and by State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 and Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043. Certain records relating to the day-to-day portfolio management of Risk-Managed Growth Fund and Risk-Managed Core Fund are kept in the offices of the subadviser, Enhanced Investment Technologies, 2401 PGA Boulevard, Suite 200, Palm Beach, Florida 33410. Certain records relating to the day-to-day portfolio management of Mid Cap Value Fund are kept at the offices of the subadviser, Perkins, Wolf, McDonnell and Company, LLC, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604. Certain records relating to the day-to-day portfolio management of Small Company Value Fund are kept at the offices of the subadviser, Bay Isle Financial LLC, 475 14th Street, Suite 550, Oakland, California 94612.

ITEM 29. Management Services

         The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 30. Undertakings

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 26th day of November, 2003.

                                      JANUS ADVISER SERIES


                                      By: /s/ Girard C. Miller
                                          --------------------------------------
                                          Girard C. Miller, President and Chief
                                          Executive Officer

         Janus Adviser Series is organized under an Amended and Restated Trust Instrument dated March 18, 2003 under the laws of the State of Delaware. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Trust Instrument. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Trust Instrument.

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                   Title                                   Date
---------                                   -----                                   ----
/s/ Girard C. Miller                        President and Chief Executive Officer   November 26, 2003
------------------------------------        (Principal Executive Officer)
Girard C. Miller


/s/ Loren M. Starr                          Vice President and Chief Financial      November 26, 2003
------------------------------------        Officer (Principal Financial Officer)
Loren M. Starr

/s/ Anita E. Falicia                        Vice President and Treasurer            November 26, 2003
------------------------------------        (Principal Accounting Officer)
Anita E. Falicia

Thomas H. Bailey*                           Trustee                                 November 26, 2003
------------------------------------
Thomas H. Bailey

William F. McCalpin*                        Trustee                                 November 26, 2003
------------------------------------
William F. McCalpin

John W. McCarter, Jr.*                      Trustee                                 November 26, 2003
------------------------------------
John W. McCarter, Jr.

Dennis B. Mullen*                           Trustee                                 November 26, 2003
------------------------------------
Dennis B. Mullen

James T. Rothe*                             Trustee                                 November 26, 2003
------------------------------------
James T. Rothe

William D. Stewart*                         Trustee                                 November 26, 2003
------------------------------------
William D. Stewart

Martin H. Waldinger*                        Trustee                                 November 26, 2003
------------------------------------
Martin H. Waldinger

/s/ Thomas A. Early
------------------------------------
*By      Thomas A. Early
         Attorney-in-Fact

                                INDEX OF EXHIBITS


Exhibit Number      Exhibit Title
--------------      -------------
Exhibit 8(f)        Expense Limitation Agreement for Janus Adviser Capital Appreciation Fund

Exhibit 8(g)        Expense Limitation Agreement for Janus Adviser Growth Fund

Exhibit 8(h)        Expense Limitation Agreement for Janus Adviser Growth and Income Fund

Exhibit 8(i)        Expense Limitation Agreement for Janus Adviser Mid Cap Growth Fund

Exhibit 8(j)        Form of Expense Limitation Agreement for Janus Adviser Risk-Managed Growth Fund

Exhibit 8(k)        Expense Limitation Agreement for Janus Adviser International Growth Fund

Exhibit 8(l)        Expense Limitation Agreement for Janus Adviser International Value Fund

Exhibit 8(m)        Expense Limitation Agreement for Janus Adviser Worldwide Fund

Exhibit 8(n)        Expense Limitation Agreement for Janus Adviser Balanced Fund

Exhibit 8(o)        Expense Limitation Agreement for Janus Adviser Core Equity Fund

Exhibit 8(p)        Form of Expense Limitation Agreement for Janus Adviser Risk-Managed Core Fund

Exhibit 8(q)        Form of Expense Limitation Agreement for Janus Adviser Mid Cap Value Fund

Exhibit 8(r)        Expense Limitation Agreement for Janus Adviser Small Cap Value Fund

Exhibit 8(s)        Expense Limitation Agreement for Janus Adviser Flexible Income Fund

Exhibit 8(t)        Expense Limitation Agreement for Janus Adviser Money Market Fund

Exhibit 10          Consent of PricewaterhouseCoopers LLP